                                                                     EXHIBIT 4.3

                            DATED 14TH DECEMBER, 2000
                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                           THE SUMITOMO BANK, LIMITED
                                  AS ARRANGERS

                                 DANSKE BANK A/S
       (FORMERLY KNOWN AS DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH)
                             AS SENIOR LEAD MANAGER

              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 AS LEAD MANAGER

                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
                                   AS MANAGER

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 DANSKE BANK A/S
       (FORMERLY KNOWN AS DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH)
                               AS GUARANTOR BANKS

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 DANSKE BANK A/S
       (FORMERLY KNOWN AS DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH)
                                AS LENDING BANKS

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT

                                     - AND -

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               AS SECURITY TRUSTEE

    ------------------------------------------------------------------------
                          THIRD SUPPLEMENTAL AGREEMENT
            (RELATING TO THE CREDIT AGREEMENT DATED 12TH MARCH, 1998
                               AS SUPPLEMENTED BY
       (1) THE FIRST SUPPLEMENTAL AGREEMENT DATED 14TH DECEMBER, 1998; AND
         (2) THE SECOND SUPPLEMENTAL AGREEMENT DATED 9TH NOVEMBER, 1999)
     ----------------------------------------------------------------------
                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE     HEADING                                           PAGE
------     -------                                           ----
  1.       INTERPRETATION                                      2

  2.       AMENDMENTS TO AND RESTATEMENT OF THE
           CREDIT AGREEMENT                                    2

  3.       REPRESENTATIONS AND WARRANTIES                      3

  4.       EXPENSES AND STAMP DUTY                             3

  5.       GOVERNING LAW                                       3

           SCHEDULE 1 -- BANKS                                 4

           SCHEDULE 2 -- CONDITIONS PRECEDENT                  5

           SCHEDULE 3 -- FORM OF AMENDED AND RESTATED
                         CREDIT AGREEMENT                      6

          T H I S    T H I R D    S U P P L E M E N T A L    A G R E E M E N T
is made on 14th December, 2000 B E T W E E N:-

(1)       CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE, OVERSEAS UNION BANK LIMITED and THE SUMITOMO BANK, LIMITED (the "Arrangers");

(3)       THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part A of
          Schedule 1 (the "Guarantor Banks");

(4)       THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part B of
          Schedule 1 (the "Lending Banks");

(5) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks (as defined in the Credit Agreement referred to below) (in such capacity, the "Agent", which expression shall include any of its successors in such capacity); and

(6) ABN AMRO BANK N.V., SINGAPORE BRANCH, as security trustee for the Banks (as defined in the Credit Agreement referred to below) (in such capacity, the "Security Trustee", which expression shall include any of its successors in such capacity), and amends a Credit Agreement (the "Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers, as arrangers, (3) the Guarantor Banks, as guarantor banks, (4) the Lending Banks, as lending banks, and (5) the Agent, as agent, as supplemented by (i) a first supplemental agreement (the "First Supplemental Agreement") dated 14th December, 1998 made between the parties to the Credit Agreement and (ii) a second supplemental agreement (the "Second Supplemental Agreement") dated 9th November, 1999 made between the parties to the Credit Agreement.

          W H E R E A S:-

(A) Pursuant to the Credit Agreement, (1) the Guarantor Banks agreed to grant to the Borrower a S$236,800,000 guarantee facility and (2) the Lending Banks agreed to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) Pursuant to the First Supplemental Agreement, the Borrower, the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed to amend the Credit Agreement, on the terms and subject to the conditions of the First Supplemental Agreement.

(C) Pursuant to the Second Supplemental Agreement, the Borrower, the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed to amend the Credit Agreement, on the terms and subject to the conditions of the Second Supplemental Agreement.

(D) The Borrower wishes to amend certain provisions of the Credit Agreement (as supplemented by the First Supplemental Agreement and the Second Supplemental Agreement) and has requested the Arrangers, the Guarantor Banks, the Lending Banks and the Agent to make, and the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed on the terms and subject to the conditions set out in this Supplemental Agreement to make, the amendments to the Credit Agreement (as supplemented by the First Supplemental Agreement and the Second Supplemental Agreement) set out in this Supplemental Agreement.

          I T  I S  A G R E E D  as follows:-

1.        INTERPRETATION

(A) Definitions: In this Supplemental Agreement, except to the extent that the context requires otherwise":-

          "Effective Date" shall have the meaning ascribed to it in Clause 2(A);

          "First Supplemental Undertaking" means the first supplemental shareholders undertaking dated 16th December, 1998 made between (1) the Borrower, (2) Chartered Semiconductor Manufacturing Ltd, EDB Investments Pte Ltd and Hewlett-Packard Europe B.V., as shareholders, and (3) the Agent;

          "Restated Credit Agreement" means the Credit Agreement as amended and restated on the terms of Schedule 3;

          "Second Supplemental Undertaking" means the second supplemental shareholders undertaking dated 9th November, 1999 made between (1) the Borrower, (2) Agilent Technologies Europe B.V., Chartered Semiconductor Manufacturing Ltd and EDB Investments Pte Ltd, as shareholders, (3) Hewlett-Packard Europe B.V., as retiring shareholder, and (4) the Agent;

          "Shareholders Undertaking" means the shareholders undertaking dated 1st July, 1998 made between (1) the Borrower, (2) Chartered Semiconductor Manufacturing Ltd, EDB Investments Pte Ltd and Hewlett-Packard Europe B.V., as shareholders, and (3) the Agent; and

          "Third Supplemental Undertaking" means the third supplemental shareholders undertaking made or to be made between (1) the Borrower,
          (2) the Shareholders and (3) the Agent, being supplemental to the Shareholders Undertaking, as supplemented by the First Supplemental Undertaking and the Second Supplemental Undertaking.

(B) Construction of Certain References: All terms and references used in the Credit Agreement and which are defined or construed in the Credit Agreement but are not defined or construed in this Supplemental Agreement shall have the same meaning and construction in this Supplemental Agreement. All references in this Supplemental Agreement to the Credit Agreement shall be to the Credit Agreement as amended, supplemented or modified by the First Supplemental Agreement and the Second Supplemental Agreement.

(C) Miscellaneous: The headings in this Supplemental Agreement are inserted for convenience only and shall be ignored in construing this Supplemental Agreement. Unless otherwise stated, references to "Clauses" and "Schedules" are to be construed as references to the clauses of, and the schedules to, this Supplemental Agreement.

2.        AMENDMENTS TO AND RESTATEMENT OF THE CREDIT AGREEMENT

(A) Supplemental Agreement: This Supplemental Agreement is and shall be construed as supplemental to the Credit Agreement and every Clause thereof shall continue in full force and effect and be binding on the parties thereto save as expressly amended and supplemented by this Supplemental Agreement. In addition, except as expressly provided for herein, this Supplemental Agreement shall not affect any rights or interests of the Borrower, the Agent and the Banks whatsoever existing immediately prior to February 23, 2001
(the "Effective Date").

(B) Amendment and Restatement of Credit Agreement: The parties agree that the Credit Agreement shall, with effect on and from the Effective Date, be amended and restated in the form of the Restated Credit Agreement so that the rights and obligations of the parties to this Supplemental Agreement under the Credit Agreement shall, on and after the Effective Date, be governed by, and construed in accordance with, the Restated Credit Agreement provided that (1) on or before the Effective Date, the Agent has notified the Borrower, the Guarantor Banks and the Lending Banks that it has received (in form and substance reasonably satisfactory to it) each of the documents specified in Schedule 2 and
(2) on the Effective Date (a) the representations and warranties contained in Clause 14 of the Credit Agreement and in Clause 3 are true and correct in all respects as of the Effective Date as if made on the Effective Date with respect to the facts and circumstances existing at such date and (b) no Event of Default has occurred and is continuing.

3.        REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to and for the benefit of each of the other parties to this Supplemental Agreement that:-

          (1) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents, if applicable) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Supplemental Agreement and (b) to make this Supplemental Agreement admissible in evidence in the courts of Singapore, have been taken, fulfilled and done;

          (2) its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Supplemental Agreement and the Restated Credit Agreement, do not and will not violate
               (a) any law to which it is subject or (b) any provision of its Memorandum and Articles of Association; and

          (3) this Supplemental Agreement and the Restated Credit Agreement, constitute its valid, binding and enforceable obligations in accordance with their respective terms.

4.        EXPENSES AND STAMP DUTY

          The Borrower shall pay:-

          (1) on demand, all costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent in connection with the preparation, negotiation and entry into of this Supplemental Agreement and the Restated Credit Agreement; and

          (2) promptly, and in any event before any penalty becomes payable, any stamp, goods and services, value added, documentary or similar duty or tax payable in connection with the entry into, performance, enforcement and admissibility in evidence of either of this Supplemental Agreement and the Restated Credit Agreement, and shall indemnify the Agent and the Banks against any liability with respect to or resulting from any delay in paying or omission to pay any such tax.

5.        GOVERNING LAW

          This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

                              S C H E D U L E   1

                                      BANKS


                            Part A - Guarantor Banks

1.   ABN AMRO Bank, N.V., Singapore Branch

2.   Bayerische Landesbank Girozentrale, Singapore Branch

3.   Citibank, N.A., Singapore

4.   Overseas Union Bank Limited

5.   The Sumitomo Bank, Limited, Singapore Branch

6.   The Sanwa Bank Limited, Singapore Branch

7.   The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

8.   Danske Bank A/S
     (formerly known as Den Danske Bank Aktieselskab, Singapore Branch)


                             Part B - Lending Banks

1.   ABN AMRO Bank, N.V., Singapore Branch

2.   Bayerische Landesbank Girozentrale, Singapore Branch

3.   Citibank, N.A., Singapore

4.   Overseas Union Bank Limited

5.   The Sumitomo Bank, Limited, Singapore Branch

6.   The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

7.   Danske Bank A/S
     (formerly known as Den Danske Bank Aktieselskab, Singapore Branch)

                              S C H E D U L E   2

                              CONDITIONS PRECEDENT

1. A copy, certified true by an authorised officer of the Borrower as being in full force and effect on the date thereof, of:-

          (1) all actions required to be taken by the Borrower (a) authorising the entry into of this Supplemental Agreement and (b) authorising appropriate persons to execute and deliver this Supplemental Agreement on behalf of the Borrower and to take any action contemplated in this Supplemental Agreement; and

          (2) all necessary consents required by the Borrower for the execution, delivery and performance of this Supplemental Agreement or, if no such consents are necessary, a certificate to that effect from a person duly authorised by the Borrower so to certify.

2. Specimen signatures of the respective persons referred to in paragraph 1 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

3. A copy, certified true by an authorised officer of each of the Shareholders as being in full force and effect on the date thereof, of:-

          (1)  all actions required to be taken by that Shareholder
               (a) authorising the entry into of the Third Supplemental Undertaking and (b) authorising appropriate persons to execute and deliver the Third Supplemental Undertaking on behalf of that Shareholder and to take any action contemplated in the Third Supplemental Undertaking; and

          (2) all necessary consents required by that Shareholder for the execution, delivery and performance of the Third Supplemental Undertaking or, if no such consents are necessary, a certificate to that effect from a person duly authorised by that Shareholder so to certify.

4. Specimen signatures of the respective persons referred to in paragraph 3 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

5. The Third Supplemental Undertaking, duly executed by each of the Borrower and the Shareholders.

6.        A certified true copy of the DSRA Account Charge.

7.        A certified true copy of the Project Account Charge.

8.        A certified true copy of the Trust Deed.

                              S C H E D U L E   3

                          FORM OF AMENDED AND RESTATED
                                CREDIT AGREEMENT

                      Originally dated 12th March, 1998 as
       amended on 14th December, 1998 by a First Supplemental Agreement,
          on 9th November, 1999 by a Second Supplemental Agreement and
            on 14th December, 2000 by a Third Supplemental Agreement

                       CHARTERED SILICON PARTNERS PTE LTD
                                   as Borrower

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                           THE SUMITOMO BANK, LIMITED
                                  as Arrangers

                                 DANSKE BANK A/S
       (formerly known as DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH)
                             as Senior Lead Manager

              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 as Lead Manager

                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
                                   as Manager

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 DANSKE BANK A/S
       (formerly known as DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH)
                               as Guarantor Banks

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
                  THE SUMITOMO BANK, LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 DANSKE BANK A/S
       (formerly known as DEN DANSKE BANK AKTIESELSKAB, SINGAPORE BRANCH)
                                as Lending Banks

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    as Agent

                                     - and -

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               as Security Trustee

             ------------------------------------------------------

                                CREDIT AGREEMENT
                                       for
                     (1) a S$236,800,000 Guarantee Facility
                     (2) a US$143,200,000 Term Loan Facility

             ------------------------------------------------------
                                ALLEN & GLEDHILL,
                           36, Robinson Road, #18-01,
                                   City House,
                                Singapore 068877.

                                 C O N T E N T S

CLAUSE    HEADING                                      PAGE
------    -------                                      ----

   1.     INTERPRETATION                                10

   2.     THE FACILITIES                                21

   3.     CONDITIONS PRECEDENT                          21

   4.     ISSUE OF EDB GUARANTEE                        21

   5.     INDEMNITY TO GUARANTOR BANKS                  22

   6.     ADVANCES                                      24

   7.     REPAYMENT AND PREPAYMENT                      25

   8.     CANCELLATION                                  26

   9.     INTEREST                                      26

  10.     FEES                                          27

  11.     TAXES                                         29

  12.     CHANGES IN CIRCUMSTANCES                      30

  13.     PAYMENTS                                      33

  14.     REPRESENTATIONS AND WARRANTIES                36

  15.     INFORMATION                                   38

  16.     UNDERTAKINGS                                  39

  17.     EVENTS OF DEFAULT                             43

  18.     DEFAULT INTEREST                              48

  19.     INDEMNITIES                                   49

  20.     THE AGENT AND ARRANGERS                       50

  21.     THE SECURITY TRUSTEE                          53

  22.     SET-OFF AND PRO RATA SHARING                  56

  23.     EXPENSES AND STAMP DUTY                       57

CLAUSE    HEADING                                      PAGE
------    -------                                      ----
  24.     CALCULATIONS AND EVIDENCE                     57

  25.     BENEFIT OF AGREEMENT                          57

  26.     REMEDIES, WAIVERS, AMENDMENTS
          AND CONSENTS                                  59

  27.     COMMUNICATIONS                                59

  28.     PARTIAL INVALIDITY                            60

  29.     NATURE OF RIGHTS AND OBLIGATIONS              60

  30.     GOVERNING LAW                                 60

          SCHEDULE 1 -- BANKS AND COMMITMENTS           61

          SCHEDULE 2 -- FORM OF TRANSFER NOTICE         63

          SCHEDULE 3 -- CONDITIONS PRECEDENT            65

          SCHEDULE 4 -- FORM OF REQUEST FOR ISSUE
                        OF EDB GUARANTEE                67

          SCHEDULE 5 -- FORM OF REQUEST FOR
                        ADVANCE                         69

          SCHEDULE 6 -- FORM OF DRAWDOWN SCHEDULE       71

          APPENDIX A -- FORM OF EDB GUARANTEE           72

          APPENDIX B -- FORM OF SHAREHOLDERS
                        UNDERTAKING                     90

          T H I S    A G R E E M E N T  is originally made on 12th March, 1998
B E T W E E N:-

(1)       CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE, OVERSEAS UNION BANK LIMITED and THE SUMITOMO BANK, LIMITED (the "Arrangers");

(3)       THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part A of
          Schedule 1 (the "Guarantor Banks");

(4)       THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part B of
          Schedule 1 (the "Lending Banks");

(5) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks (in such capacity, the "Agent", which expression shall include any of its successors in such capacity); and

(6) ABN AMRO BANK N.V., SINGAPORE BRANCH, as security trustee for the Banks (in such capacity, the "Security Trustee", which expression shall include any of its successors in such capacity).

          W H E R E A S, as a result of arrangements by the Arrangers made at the request of the Borrower, (1) the Guarantor Banks are willing to grant to the Borrower a S$236,800,000 guarantee facility and (2) the Lending Banks are willing to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of this Agreement.

          I T  I S  A G R E E D  as follows:-

1.        INTERPRETATION

(A) Definitions: In this Agreement, except to the extent that the context requires otherwise:-

          "Advance" means an advance made or to be made by the Lending Banks to the Borrower under this Agreement or, as the case may be, the outstanding principal amount of any such advance;

          "ATE" means Agilent Technologies Europe B.V., a company incorporated in the Netherlands;

          "ATI" means Agilent Technologies Inc., a company incorporated in Delaware, United States of America;

          "ATI Guarantee" means the guarantee dated 9th November, 1999 from ATI in favour of the Agent, which shall be effective for the period commencing on and from 1st April, 2001 and ending on 31st March, 2003;

          "Available Commitment" means, in relation to a Lending Bank, its Term Commitment less its share of the Advances made by the Lending Banks under this Agreement;

          "Available EDB Amount" means, in relation to an Utilisation Period, and subject as provided in this Agreement, the amount specified against that Utilisation Period in column (2) of the Drawdown Schedule;

          "Available Facility" means the total amount of the Available Commitments of all the Lending Banks;

          "Available Term Amount" means, in relation to an Utilisation Period, and subject as provided in this Agreement, the amount specified against that Utilisation Period in column (3) of the Drawdown Schedule as the aggregate amount of the Term Commitments which is available for drawing by the Borrower under this Agreement;

          "Banks" means the Guarantor Banks and the Lending Banks (and includes their respective successors and assigns);

          "Borrowings" means, at any particular time, but without double counting, the aggregate outstanding principal, capital or nominal amount of the indebtedness of the Borrower in respect of borrowed money (whether actual, contingent or otherwise) and, to the extent not otherwise taken into account, shall in any event include:-

          (1)  Any indebtedness for moneys borrowed or raised by the Borrower;

          (2) any indebtedness of the Borrower to any bank or other financial institution under any guarantee, indemnity, security or other commitment designed to assure any creditor against loss in respect of any indebtedness of any other person;

          (3) any indebtedness under any acceptance credit opened on behalf of the Borrower;

          (4) the principal amount of any factored debts and discounted receivables for which there is recourse to the Borrower;

          (5) any indebtedness under any debenture, note, bill of exchange or commercial paper on which the Borrower is liable as drawer, acceptor, endorser, issuer or otherwise; and

          (6) any amounts payable under any financial lease or agreement entered into by the Borrower primarily for the purposes of raising or obtaining finance whether in respect of land, machinery, equipment or under any hire purchase agreement or any agreement for the conditional sale of goods or equipment on deferred terms (excluding, for the avoidance of doubt, any operating lease in respect of machinery or equipment entered into by the Borrower on normal commercial terms in the ordinary course of business), but less any indebtedness of the Borrower to the Shareholders or any related corporation of the Borrower which is subordinated to the Borrower's obligations under the Financing Documents (either pursuant to the Shareholders Undertaking or otherwise in a manner and on terms satisfactory to the Majority Banks);

          "Business Day" means a day (other than Saturday or Sunday) on which
          (1) deposits in Singapore Dollars and US Dollars may be dealt in on the Singapore inter-bank market, (2) commercial banks are open for business in Singapore, and (3) if on that day a transfer of funds is to be made under this Agreement in US Dollars, commercial banks are open for business in Singapore and New York City;

          "Calculation Dates" means each 30th June and 31st December falling after the date of this Agreement;

          "Calculation Period" means each period of six months ending on any date referred to in the definition of the Calculation Dates;

          "Centre" means (1) in relation to Singapore Dollar, Singapore, and (2) in relation to US Dollar, New York City;

          "Commitment Fee Payment Dates" means the last day of each Utilisation Period;

          "Commitment Termination Date" means 31st December, 2000;

          "Commitments" means the Guarantee Commitments and the Term
          Commitments;

          "Completion" means the physical completion of the Plant (which shall be evidenced by the grant of the temporary occupation permit for the Plant pursuant to the Building Control Act, Chapter 29 of Singapore) and the commencement of commercial production by the Plant (which shall be the date on which the Plant achieves a production rate of an aggregate of 2,000 wafers start per month);

          "CSM" means Chartered Semiconductor Manufacturing Ltd, a company incorporated in Singapore;

          "Current Financial Report" means the then most recent financial report delivered by the Borrower to the Agent pursuant to Clause 15;

          "Debt Service Coverage Ratio" or "DSCR" means, in relation to any Calculation Period, the ratio of A:B where:-

          "A"  =    the Net Available Cash for that Calculation Period as set
                    out in the then Current Financial Report; and

          "B"  =    the sum of all payments of the following:-

                    (1) principal, interest, commitment or other fees or commissions; and

                    (2) grossing-up for indemnities for taxes withheld, deducted or paid or for indemnities for increased funding or similar costs,

                    which are or will be due and payable during the next succeeding Calculation Period in respect of any indebtedness of the Borrower in respect of borrowed money;

          "Drawdown Schedule" means the schedule of Utilisation Periods, Available EDB Amounts and Available Term Amounts (referred to in paragraph 10 of Schedule 3 and to be substantially in the form set out in Schedule 6) delivered or to be delivered by the Borrower to the Agent prior to the date of the making of the first request for an Advance;

          "Debt Service Reserve Account" means the deposit account established and maintained or to be established and maintained by the Borrower with any of the banks named in the Phase 2 Credit Agreement acting out of its office in Singapore as may be selected by the Borrower;

          "DSRA Account Charge" means the charge of the Debt Service Reserve Account dated 28th September, 2000 from the Borrower in favour of ABN AMRO Bank N.V., Singapore Branch, as security trustee in respect of the Phase 2 Credit Agreement;

          "EDB" means the Economic Development Board, a statutory body established under the Economic Development Board Act, Chapter 85 of Singapore;

          "EDB Commitment" means the commitment of EDB to grant to the Borrower a loan facility of S$450,000,000, upon the terms and subject to the conditions of the EDB Loan Agreement;

          "EDB Guarantee" means a guarantee from the Guarantor Banks in favour of EDB, substantially in the form of Appendix A (and any reference to the EDB Guarantee shall include the EDB Guarantee as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the EDB Guarantee);

          "EDB Loan" means the Drawings (as defined in the EDB Loan Agreement) in the aggregate principal amount not exceeding S$450,000,000 made or to be made by EDB to the Borrower pursuant to the EDB Loan Agreement (or, as the case may be, the outstanding aggregate principal amount of such Drawings (as defined in the EDB Loan Agreement));

          "EDB Loan Agreement" means a loan agreement made or to be made between
          (1) the Borrower and (2) EDB relating to a S$450,000,000 loan facility granted by EDB to the Borrower (and any reference to the EDB Loan Agreement includes the EDB Loan Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the EDB Loan Agreement);

          "EDBI" means EDB Investments Pte Ltd, a company incorporated in Singapore;

          "Equity" means, at any time, but without double counting, the sum of:-

          (1)  the Net Worth of the Borrower; and

          (2) the aggregate principal amount of any loan advanced or lent by the Shareholders (or any of them) and is still outstanding at that time and which is subordinated to the Borrower's obligations under the Financing Documents (either pursuant to the Shareholders Undertaking or otherwise in a manner and on terms satisfactory to the Majority Banks), in each case as set out in the then Current Financial Report;

          "Event of Default" means one of the events mentioned in Clause 17(A);

          "Expiry Date" means the date specified in the EDB Guarantee as the latest date on which any claim or demand may be made by EDB for payment by any of the Guarantor Banks under the EDB Guarantee (which shall not be later than 30th June, 2006);

          "Final Maturity Date" means 30th June, 2002;

          "Financing Documents" means this Agreement and the Security Documents (and any reference to either Financing Document includes that Financing Document as from time to time amended, modified or supplemented and any document which amends, modifies or supplements that Financing Document);

          "Guarantee Commitment" means, in relation to a Guarantor Bank and subject as provided in this Agreement, the amount set opposite its name in Part A of Schedule 1;

          "Guarantee Fee Payment Dates" means (1) the date of the first Drawing (as defined in the EDB Loan Agreement) under the EDB Loan Agreement as certified by EDB to the Banks under the EDB Guarantee and (2) each 1st March and 1st September thereafter (provided that no Guarantee Fee Payment Date shall fall later than the Expiry Date);

          "Guarantee Outstanding Amount" means, at any particular time, the sum of (1) the aggregate amount of the maximum actual and/or contingent liability of the Guarantor Banks under or in connection with the EDB Guarantee at that time and (2) the amounts paid by the Guarantor Banks under or in connection with the EDB Guarantee and not reimbursed by the Borrower to the Guarantor Banks under this Agreement at that time;

          "HP" means Hewlett Packard Company, a company incorporated in California;

          "HP Guarantee" means the guarantee dated 9th November, 1999 from HP in favour of the Agent;

          "Information Package" means the document containing certain information concerning the Borrower and the Shareholders dated 15th September, 1997 and the appendum thereto dated 23rd February, 1998;

          "Interest Payment Date" means the last day of an Interest Period;

          "Interest Period" means a period by reference to which interest is calculated on an Advance or overdue sum;

          "Joint Venture Agreement" means the joint venture agreement dated 13th March, 1997 made between (1) CSM, (2) EDBI, and (3) Hewlett-Packard Europe B.V. ("HPE"), as amended by an amendment agreement No. 1 dated 4th July, 1997 and an amendment agreement No.2 dated 1st October, 1999 each made between (a) CSM, (b) EDBI and (c) HPE and as further amended by a deed of accession and ratification dated 9th November, 1999 made between CSM, EDBI, HPE and ATE (and any reference to the Joint Venture Agreement includes the Joint Venture Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the Joint Venture Agreement) and all references to "the date of the Joint Venture Agreement" shall mean 13th March, 1997;

          "Majority Banks" means Banks whose Outstandings together exceed 66 2/3 per cent. of the total Outstandings (or, if there are no Outstandings, Banks whose Commitments together exceed 66 2/3 per cent. of the total Commitments);

          "Margin" means 0.5625 per cent.;

          "Net Available Cash" means, in relation to any Calculation Period, but without double counting, an amount equal to the sum of:-

          (1) all earnings (before payment of interest, taxation, depreciation and amortisation) of the Borrower during such Calculation Period from carrying out of its business (including interest and other returns paid on, and profits made on the disposal of, any investments) and all other cash amounts which should be credited to the profit and loss account of the Borrower and which are received by the Borrower during such Calculation Period; and

          (2) all cash in hand or at bank belonging to the Borrower which is available to the Borrower on the last day of such Calculation Period (excluding any double counting of cash generated from earnings before payment of interest, taxation, depreciation and amortisation during such Calculation Period), all as set out in the then Current Financial Report;

          "Net Worth" means, as at any particular time, the sum of:-

          (1) the amount paid up or credited as paid up on the issued share capital of the Borrower (other than any redeemable share capital);

          (2) the amount standing to the credit of the capital and revenue reserves of the Borrower; and

          (3) the aggregate outstanding amount of all indebtedness of the Borrower to the Shareholders or any related corporation of the Borrower which are subordinated to the Borrower's obligations under the Financing Documents (either pursuant to the Shareholders Undertaking or otherwise in a manner and on terms satisfactory to the Majority Banks), as set out in the then Current Financial Report, but less any amount included in the above which is attributable to:-

          (a) any debit balance on the profit and loss account as at the date (the "balance sheet date") at which the then Current Financial Report was prepared;

          (b)  goodwill or other intangible assets;

          (c)  amounts set aside for taxation;

          (d)  minority interests in subsidiaries;

          (e) so far as not otherwise excluded as attributable to minority interests, the amount by which the book value of any asset has been written up after the date of this Agreement by way of revaluation. However, no deduction shall be made to the extent that a revaluation is based on, and the written-up value does not exceed the value shown by, a written valuation prepared by a suitable independent professional valuer; and

          (f) any dividend or other distribution declared, recommended or made by the Borrower out of profits earned up to and including the balance sheet date but not provided for in it;

          "New Lending Bank" means a bank or financial institution to which a Lending Bank seeks to transfer all or part of its rights and/or obligations in accordance with Clause 25(C);

          "Outstandings" means, in relation to a Bank at any particular time, the sum of:-

          (1) (where that Bank is a Guarantor Bank) that Bank's share of the Guarantee Outstanding Amount at that time; and

          (2) (where that Bank is a Lending Bank) that Bank's share of the Advances outstanding at that time (and, for the purposes of the determination of the Majority

               Banks under this Agreement at any particular time, there shall be taken into account the Singapore Dollar Equivalent (as determined by the Agent) of the Advances);

          "Phase 2 Available Tranche A Facility" shall have the meaning ascribed to "Available Tranche A Facility" in the Phase 2 Credit Agreement;

          "Phase 2 Available Tranche B Facility" shall have the meaning ascribed to "Available Tranche B Facility" in the Phase 2 Credit Agreement;

          "Phase 2 Credit Agreement" means the credit agreement dated 28th September, 2000 made between (1) the Borrower, as borrower, (2) the Lead Arrangers named therein, as lead arrangers, (3) the Arrangers named therein, as arrangers, (4) the Co- Arranger named therein, as co-arranger, (5) the Lead Manager named therein, as lead manager, (6) the Manager named therein, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks, (9) ABN AMRO Bank N.V., Singapore Branch, as agent, and
          (10) ABN AMRO Bank N.V., Singapore Branch, as security trustee (and any reference to the Phase 2 Credit Agreement includes the Phase 2 Credit Agreement as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the Phase 2 Credit Agreement);

          "Phase 2 EDB Guarantee" means a guarantee to be issued by the Phase 2 Guarantor Banks in favour of EDB under the Phase 2 Credit Agreement;

          "Phase 2 Guarantor Banks" means the Guarantor Banks as named in the Phase 2 Credit Agreement;

          "Plant" means the wafer fabrication plant constructed or to be constructed by the Borrower as part of the Project;

          "Potential Event of Default" means any event or circumstance which, if it continued after the giving of any notice, the expiry of any grace period, and/or (as the case may be) the making of any determination by the Majority Banks, provided for in Clause 17(A), would become an Event of Default;

          "Project" means the construction and subsequent operation of a wafer fabrication plant by the Borrower to be located at Private Lot A12787(d) at Woodlands Industrial Park D, Singapore;

          "Project Account" means the account (account number: 0-811428-027) established and maintained or to be established and maintained by the Borrower with the Project Account Bank;

          "Project Account Bank" means any of the banks named in the Phase 2 Credit Agreement acting out of its office in Singapore as may be selected by the Borrower;

          "Project Account Charge" means the charge of the Project Account dated 28th September, 2000 from the Borrower in favour of the Security Trustee;

          "Reference Banks" means the respective principal Singapore offices of ABN AMRO Bank N.V., Bayerische Landesbank Girozentrale, Citibank, N.A., Overseas Union Bank Limited, The Bank of Tokyo-Mitsubishi, Ltd. and The Sumitomo Bank, Limited;

          "Repayment Dates" means 31st December, 2000, 30th June, 2001, 31st December, 2001 and the Final Maturity Date;

          "Security Documents" means the ATI Guarantee, the HP Guarantee, the Project Account Charge, the Shareholders Undertaking and the Trust Deed and any and every other document from time to time executed to guarantee, secure or otherwise assure the performance of the obligations of the Borrower under or in connection with this Agreement (and any reference to a Security Document shall be a reference to that Security Document as from time to time amended, modified or supplemented and any document which amends, modifies or supplements that Security Document);

          "Shareholder Obligors" means:-

          (i)       the Shareholders;

          (ii) (for the period commencing on and from the date hereof and for so long as HP has any obligations under the HP Guarantee) HP; and

          (iii) (for the period commencing on and from 1st April, 2001 and for so long as ATI has any obligations under the ATI Guarantee) ATI;

          "Shareholders" means CSM, EDBI and ATE;

          "Shareholders Undertaking" means an agreement between (1) the Borrower, (2) the Shareholders and (3) the Agent, substantially in the form of Appendix B (or in such other form as may be approved by the Agent and the Banks);

          "Singapore Business Day" means a day (other than Saturday or Sunday) on which commercial banks are open for business in Singapore;

          "Singapore Dollar(s)" and "S$" mean the lawful currency of Singapore;

          "Singapore Dollar Equivalent" means, on any day in relation to an amount denominated in a currency other than Singapore Dollars, the amount in Singapore Dollars (as determined by the Agent) which the Agent is able to purchase with such amount in that currency on such day at the rate certified by the Agent to be the spot exchange rate of the Agent for the purchase in Singapore of Singapore Dollars with that currency at or about 11 a.m. on the second Singapore Business Day before such day;

          "Term Commitment" means, in relation to a Lending Bank and subject as provided in this Agreement, the amount set opposite its name in Part B of Schedule 1;

          "Transfer Notice" means a notice substantially in the form set out in
          Schedule 2;

          "Trust Deed" means the trust deed dated 28th September, 2000 made between (1) the Borrower and (2) the Security Trustee;

          "Unavailable EDB Amount" means, at any particular time during an Utilisation Period, the difference between (1) the lower of the EDB Commitment at that time and S$225,695,203 and (2) the Available EDB Amount for that Utilisation Period;

          "Unavailable Term Amount" means, at any particular time during an Utilisation Period, the difference between the Term Commitments at that time and the Available Term Amount for that Utilisation Period;

          "US Dollar(s)" and "US$" mean the lawful currency of the United States of America; and

          "Utilisation Periods" means each of the three month periods (the first such period commencing on 1st July, 1998) specified as a Utilisation Period in column (1) of the Drawdown Schedule.

(B) Swap Rate: For the purposes of this Agreement, the "Swap means, in relation to an Interest Period relating to an overdue sum denominated in Singapore Dollars, the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the respective Swap Rates (as quoted to the Agent) of each Reference Bank applicable to that Interest Period. The Swap Rate of a Reference Bank shall be the rate per annum (expressed as a percentage) determined by that Reference Bank, and quoted by that Reference Bank to the Agent, to be equal to Y (which shall be calculated to the nearest four decimal places) calculated in accordance with the following formula:-

                     (R x 365)  +  (F x 36500)  +  (F x R x 365)
                          ---       -   -----       -       ---
          Y    =         360       S      N        S      360

          where:-

          F    =    the premium (being a positive number) or the discount (being a negative number), as the case may be, which would have been paid or received (as the case may be) by that Reference
                    Bank in offering to sell US Dollars forward in exchange for Singapore Dollars on the last day of that Interest Period relating to such overdue sum in the Singapore inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period relating to such overdue sum;

          S    =    the exchange rate at which that Reference Bank sells US
                    Dollars spot in exchange for Singapore Dollars in the Singapore foreign exchange market, as quoted by that Reference Bank at or about 11 a.m. on the second Business
                    Day before the first day of that Interest Period relating to such overdue sum;

          R    =    the rate at which that Reference Bank is offering US Dollar deposits for that Interest Period relating to such overdue sum in an amount comparable to the US Dollar equivalent of such overdue sum (such US Dollar equivalent to be determined by that Reference Bank at such rate or rates as that Reference Bank determines to be most appropriate) to prime banks in the Singapore inter-bank market at or about 11 a.m.
                    on the second Business Day before the first day of that Interest Period relating to such overdue sum; and

          N    =    the actual number of days in that Interest Period relating to such overdue sum.

(C) Construction of Certain References: Except to the extent that the context requires otherwise, any reference in this Agreement to:-

          an "Act of Parliament" or any Section of, Schedule to or other provision of an Act of Parliament shall be construed, at any particular time, as including a reference to any modification, extension or re-enactment thereof then in force and all instruments, orders and regulations then in force and made under or deriving validity from the relevant Act or provision;

          an "agency" of a state includes any agency, authority, central bank, department, government, legislature, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, that state;

          the "assets" of any person means all or any part of its business, undertaking, property, assets, revenues (including any right to receive revenues) and uncalled capital;

          "borrowed money" includes any indebtedness for or in respect of money borrowed or raised (whether or not for cash), by whatever means (including acceptances, with recourse discounting and factoring, finance leases, hire-purchase, sale-and-leaseback, sale-and-repurchase and any form of "off-balance sheet" financing but shall, for the avoidance of doubt, exclude operating leases and credit sales on normal commercial terms in the ordinary course of trading);

          "consent" also includes an approval, authorisation, exemption, filing, licence, order, permission, recording or registration (and references to obtaining consents shall be construed accordingly);

          a "directive" includes any present or future directive, regulation, request, requirement, rule or credit restraint programme of any agency of any state or of any self-regulating organisation (but, if not having the force of law, only if compliance with the directive is in accordance with the general practice of persons to whom the directive is intended to apply);

          "disposal" includes any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, licence, reservation, waiver, compromise, release of security, dealing with or the granting of any option or right or interest whatsoever or any agreement for any of the same and "dispose" means to make a disposal, and "acquisition" and "acquire" shall be construed mutatis mutandis;

          a "guarantee" also includes an indemnity, and any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person (and "guaranteed" and "guarantor" shall be construed accordingly);

          "identified form" in relation to any document means a form of such document initialled by the Borrower and the Agent for the purposes of identification on the date of this Agreement;

          "indebtedness" includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal, surety or otherwise) for the payment or repayment of money;

          a "law" includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure, in each case of any jurisdiction whatsoever (and "lawful" and "unlawful" shall be construed accordingly);

          something having a "material adverse effect" on:-

          (1) the Borrower is to it having a material adverse effect (a) on its financial condition, or (b) on its ability to perform and comply with its obligations under any Financing Document; or

          (2)  any of the Shareholders is to it having a material adverse effect
               (a) on its financial condition or (b) on its ability to perform and comply with its obligations under the Shareholders Undertaking or any other Financing Document;

          a "month" means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it commences or, where there is no date in the next calendar month numerically corresponding as aforesaid, the last day of such calendar month, and "months" and "monthly" shall be construed accordingly;

          any "obligation" of any person under this Agreement or any other agreement or document shall be construed as a reference to an obligation expressed to be assumed by or imposed on it under this Agreement or, as the case may be, that other agreement or document (and "due", "owing", "payable" and "receivable" shall be similarly construed);

          a "person" includes any individual, company, corporation, firm, partnership, joint venture, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality);

          "related corporations" has the meaning ascribed to it in Section 6 of the Companies Act, Chapter 50 of Singapore;

          "security" includes any mortgage, pledge, lien, hypothecation, security interest or other charge or encumbrance and any other agreement or arrangement having substantially the same economic effect (including any "hold-back" or "flawed asset" arrangement) (and "secured" shall be construed accordingly); "subsidiary" has the meaning ascribed to it in Section 5 of the Companies Act, Chapter 50 of Singapore;

          "tax(es)" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed;

          "tax on overall net income" of a person shall be construed as a reference to tax (other than tax deducted or withheld from any payment) imposed on that person by the jurisdiction in which its principal office is located on (1) the net income, profits or gains of that person worldwide or (2) such of its net income, profits or gains as arise in or relate to that jurisdiction;

          a "time of the day" is to Singapore time unless otherwise stated; and

          the "winding-up" of a person also includes the amalgamation, reconstruction, reorganisation, administration, judicial management, dissolution, liquidation, merger or consolidation of that person, and any equivalent or analogous procedure under the law of any jurisdiction in which that person is incorporated, domiciled or resident or carries on business or has assets.

(C) Miscellaneous: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, words (including words defined herein) denoting the singular number only shall include the plural and vice versa. The words

"written" and "in writing" include any means of visible reproduction. References to "Appendices", "Clauses" and "Schedules" are to be construed as references to the appendices to, clauses of, and schedules to, this Agreement. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.

2.        THE FACILITIES

(A) Guarantee Facility: (1) The Guarantor Banks grant to the Borrower a S$236,800,000 guarantee facility upon the terms and subject to the conditions of this Agreement.

     (2) The Guarantor Banks will participate in the EDB Guarantee to be issued under that facility in the manner specified in Clause 4.

(B) Term Loan Facility: (1) The Lending Banks grant to the Borrower a US$143,200,000 term loan facility upon the terms and subject to the conditions of this Agreement.

     (2) The Lending Banks will participate in the Advances to be made under that facility in the manner specified in Clause 6.

(C) Purpose: The Borrower shall use the entire proceeds of each Advance and the EDB Loan to finance the construction and operation of the Plant and/or the purchase of equipment for wafer fabrication of semiconductor devices in relation to the Plant, but none of the Arrangers, the Agent, the Security Trustee nor any Bank need check that it does so.

3.        CONDITIONS PRECEDENT

          The Borrower may not make its request for the issue of the EDB Guarantee and may not make its first request for an Advance until the Agent has confirmed to it and the Banks that the Agent has received documents appearing to the Agent to comply with the requirements of Schedule 3 and to be satisfactory, which confirmation shall be given as soon as practicable following receipt of all such documents.

4.        ISSUE OF EDB GUARANTEE

(A) Issue Conditions: Subject to the provisions of this Agreement, the EDB Guarantee will be issued by the Guarantor Banks at the request of the Borrower if the following additional conditions are fulfilled:-

          (1) not later than 10 a.m. on the tenth Singapore Business Day before the proposed date of the issue of the EDB Guarantee (or, as the case may be, such later time as may be acceptable to the Agent and the Guarantor Banks for the purpose of the request), the Agent has received from the Borrower:-

               (a) a notice substantially in the form set out in Schedule 4 specifying:-

                    (i) the proposed date of the issue of the EDB Guarantee, which must be a Singapore Business Day falling on or before 30th September, 2000;

                    (ii) the maximum amount of the Guarantee Outstanding Amount, which must be equal to or less than the total amount of the Guarantee Commitments of all the Guarantor Banks; and

                    (iii) the proposed date for the expiry of the EDB Guarantee, which must not be later than 30th June, 2006; and

               (b) a certified copy of the EDB Loan Agreement (which shall be substantially in the identified form);

          (2) all representations and warranties in Clause 14 (except to any extent waived in accordance with Clause 26(B)) have been complied with and would be correct in all material respects if repeated on the proposed date of the issue of the EDB Guarantee by reference to the circumstances then existing;

          (3) no Event of Default or Potential Event of Default has occurred on or before the proposed date of the issue of the EDB Guarantee or will occur as a result of the issue of the EDB Guarantee, other than any waived in accordance with Clause 26(B); and

          (4) not later than 10 a.m. on the proposed date of the issue of the EDB Guarantee, the Agent has received and found satisfactory such additional information, legal opinions and/or other documents relevant in the context of or relating to the Financing Documents as it may reasonably request not later than 10 a.m. on the second Business Day before the proposed date of the issue of the EDB Guarantee as a result of circumstances which have arisen or come to its attention since the date of this Agreement.

(B) Notification of Issue Request: The Agent shall promptly notify each Guarantor Bank of the proposed date of the issue of the EDB Guarantee.

(C) Issue of EDB Guarantee: The EDB Guarantee shall be substantially in the form of Appendix A with such amendments as shall have been agreed between the Borrower, the Guarantor Banks and EDB and shall be completed with the particulars specified in the request of the Borrower referred to in sub-Clause
(A). Subject to this sub-Clause (C), on or prior to the proposed date of the issue of the EDB Guarantee, each Guarantor Bank shall execute the EDB Guarantee (or a counterpart of the EDB Guarantee) and shall deliver the executed document to the Agent for onward transmission to EDB.

(D) Obligations Several: No Guarantor Bank shall be liable for the failure of any other Guarantor Bank to fulfil its obligations under, or in respect of, the EDB Guarantee and the Borrower shall not be released from its obligations towards the other Guarantor Banks in case of such failure.

5.        INDEMNITY TO GUARANTOR BANKS

(A) Indemnity: In consideration of the Guarantor Banks agreeing to issue the EDB Guarantee at the request of the Borrower or otherwise acting under or in connection with this Agreement:-

          (1) the Borrower hereby unconditionally and irrevocably undertakes to and agrees with each of the Guarantor Banks that it will at all times fully indemnify and save harmless each of the Guarantor Banks from and against any and all actions, proceedings, liabilities, claims, demands, losses, damages, charges, costs and expenses of whatever nature which the Guarantor Banks or any of them may at any time and from time to time directly or indirectly sustain, incur or suffer (a) by reason of any claim or demand made under the EDB Guarantee or its payment of any claim or liability under or in connection with the EDB Guarantee or otherwise in connection with or arising out of the EDB Guarantee,
               (b) by reason of this Agreement, (c) as a result of any default by the Borrower in the due and punctual payment of any sum payable by it under or in connection with this Agreement or the EDB Loan Agreement and/or (d) as a result of any default by the Borrower in the due and punctual performance of any of its other obligations under this Agreement or the EDB Loan Agreement (excluding, for the avoidance of doubt, any actions, proceedings, liabilities, claims, demands, losses, damages, charges, costs and expenses incurred by any of the Guarantor Banks by reason of its negligence or wilful misconduct or those of its officers, employees or agents);

          (2) without prejudice to the generality of the provisions of paragraph (1), the Borrower covenants and undertakes to pay to each of the Guarantor Banks by way of indemnity at any time and from time to time immediately upon demand by the Agent or that Guarantor Bank all moneys and liabilities whatsoever which may from time to time be claimed or demanded from that Guarantor Bank or which that Guarantor Bank may pay or is liable to pay or sustain, incur or suffer under or by reason of or in connection with the EDB Guarantee (excluding, for the avoidance of doubt, any moneys or liabilities sustained, incurred or suffered by any of the Guarantor Banks by reason of its negligence or wilful misconduct or those of its officers, employees or agents). The Borrower shall make payment to the Agent or that Guarantor Bank following such claim or demand notwithstanding that at the time of the claim or demand that Guarantor Bank is not liable under or required by law to make any payment under or in connection with the EDB Guarantee and notwithstanding any other fact or circumstance which may constitute a defence or discharge to that Guarantor Bank in respect of the claim or demand made against it under or in connection with the EDB Guarantee; and

          (3)  the Borrower further agrees to pay to each of the Guarantor
               Banks on demand interest on all sums demanded by the Agent or that Guarantor Bank from it pursuant to the provisions of this sub-Clause (A) from and including the relevant due date of demand for payment of the same until the date of actual payment (both before and after judgment), part of a day being treated as a complete day. Interest payable pursuant to the provisions of this paragraph (3) shall be calculated and paid at the rate per annum (as determined by the Agent) equal to the sum of 0.625 per cent. and the cost to that Guarantor Bank of funding such sums for such period or periods as that Guarantor Bank may determine by whatever means it reasonably determines to be most appropriate (including the cost to that Guarantor Bank occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities). Such interest shall accrue from day to day and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed. In this paragraph
               (3), the expression "due date of demand for payment" means the date on which that Guarantor Bank has made a payment under or in connection with the EDB Guarantee in respect of which that Guarantor Bank's right to indemnity arises under this sub-Clause
               (A) (whether or not a demand for indemnity under this sub-Clause
               (A) was actually made by that Guarantor Bank on that day).

(B) Further Authority: The Guarantor Banks may at all times immediately pay, discharge and satisfy upon demand by EDB any amounts claimed by EDB under or in connection with the EDB Guarantee without any reference or further authority from the Borrower, without further investigation or inquiry and without inquiring and without requiring proof or the agreement of the Borrower that the amounts so demanded are due and notwithstanding that the Borrower disputes the validity of any such demands or payments (whether or not such dispute is disclosed to any of the Guarantor Banks). The Guarantor Banks need not concern themselves with the propriety of any claim or demand made or purported to be made under or in connection with the EDB Guarantee and it shall not be a defence to any demand made of the Borrower, nor shall the liability of the Borrower under this Clause be affected or impaired by the fact, that any of the

Guarantor Banks was or might have been justified in refusing payment in whole or in part of the amounts so demanded.

(C) Good Faith: The Borrower further agrees that any action or step taken by any of the Guarantor Banks in good faith under or in connection with this Agreement shall be binding on it and shall not place that Guarantor Bank under any liability to it.

(D) Obligations Continuing: The obligations of the Borrower under this Clause are and will remain in full force and effect by way of continuing security until no sum remains payable by the Borrower under this Agreement or by any of the Guarantor Banks under the EDB Guarantee and the Guarantee Commitments cease to remain in effect. Furthermore, those obligations are additional to, and not instead of, any other agreement, security, indemnity, guarantee, right, remedy or lien at any time existing in favour of any person, whether from the Borrower or otherwise.

(E) No Discharge: The Borrower shall not be discharged, nor shall its liability under this Clause or any other provision of this Agreement be affected, by any matter or thing whatsoever (including, without limitation, (1) any time, indulgence, waiver, forbearance, concession or consent at any time given to any of the Guarantor Banks, the Borrower, any Shareholder Obligor or any other person, (2) any amendment or supplement to any provision of the EDB Guarantee, this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien, (3) the making or absence of any demand on the Borrower, any Shareholder Obligor or any other person for payment, (4) the enforcement or absence of enforcement of the EDB Guarantee, this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien, (5) the taking, existence or release of any agreement, security, indemnity, guarantee, right, remedy or lien, (6) the insolvency, winding-up, amalgamation, reconstruction or reorganisation of the Borrower, any Shareholder Obligor or any other person (or the commencement of any of the foregoing) and (7) the illegality, invalidity or unenforceability of, or any defect in, any provision of the EDB Guarantee, this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien or of any obligations of the Borrower under this Agreement or any other agreement, security, indemnity, guarantee, right, remedy or lien).

(F) Non-Amendment of EDB Guarantee: Each of the Guarantor Banks agree with the Borrower that (without prejudice to the obligations of the Borrower under or in connection with this Agreement), they will not amend or agree to any amendment of the EDB Guarantee without the prior consent in writing of the Borrower. Notwithstanding the foregoing provisions of this sub-Clause (F), nothing in this sub-Clause (F) shall affect or prejudice the obligations of the Borrower under or in connection with this Agreement or release the Borrower from any of its obligations under or in connection with this Agreement (notwithstanding any amendment made to the EDB Guarantee without the prior consent in writing of the Borrower).

6.        ADVANCES

(A) Advances: Subject to the provisions of this Agreement, Advances will be made by the Lending Banks to the Borrower at its request if the following additional conditions are fulfilled:-

          (1)  not  later  than  10  a.m.  on  the  fifth  Singapore
               Business Day before the proposed date of the relevant Advance (or, as the case may be, such later time as may be acceptable to the Agent and the Lending Banks for the purpose of the relevant request), the Agent has received from the Borrower a notice substantially in the form set out in Schedule 5 specifying:-

               (a) the proposed date of that Advance, which must be a Business Day falling on or before the Commitment Termination Date;

               (b) the amount of that Advance, which must be equal to or less than the Available Term Amount of the Utilisation Period during which the proposed date of that Advance falls and, if less than that Available Term Amount, must be US$5,000,000 or a higher integral multiple of US$1,000,000; and

               (c) details of the bank (which must be in New York City) and account to which the Borrower wishes the proceeds of that Advance to be made available by the Agent;

          (2) none of the events mentioned in Clause 12(C) occurs in relation to the first Interest Period for that Advance;

          (3) all representations and warranties in Clause 14 (except to any extent waived in accordance with Clause 26(B)) have been complied with and would be correct in all material respects if repeated on the proposed date of that Advance by reference to the circumstances then existing;

          (4) no Event of Default or Potential Event of Default has occurred on or before the proposed date of that Advance, or will occur as a result of making that Advance, other than any waived in accordance with Clause 26(B); and

          (5) not later than 10 a.m. on the proposed date of that Advance, the Agent has received and found satisfactory such additional information, legal opinions and/or other documents relevant in the context of or relating to the Financing Documents as it may reasonably request not later than 10 a.m. on the second Business Day before the proposed date of that Advance as a result of circumstances which have arisen or come to its attention since the date of this Agreement.

(B)       Notification  of Drawdown  Requests:  The Agent shall  promptly
(and in any event by 5 p.m. on the fourth Business Day before the proposed date of each Advance) notify each Lending Bank of the proposed date of, and the amount of that Lending Bank's share of, each Advance.

(C) Participation in Advances: Each Lending Bank will participate in each Advance to be made to the Borrower under this Agreement in the proportion borne by its Available Commitment to the Available Facility when the Agent receives the notice requesting that Advance (unless, between then and the time for making that Advance, its Available Commitment is reduced to zero, in which case the amount of that Advance will be reduced accordingly).

7.        REPAYMENT AND PREPAYMENT

(A) Repayment: Subject as otherwise provided in this Agreement, the Advances outstanding at the end of the Commitment Termination Date shall be repaid by the Borrower in four equal semi-annual instalments, one instalment falling due on each Repayment Date. For the avoidance of doubt, the Borrower shall repay any outstanding Advances in full on the Final Maturity Date.

(B) Prepayment of All Lending Banks: The Borrower may prepay any Advance, or any part of it which is US$5,000,000 or a higher integral multiple of US$1,000,000 thereof without premium or penalty on any Interest Payment Date relating to that Advance after the Commitment Termination Date if it gives to the Agent not less than ten days' notice of the Advance to be prepaid and the date and amount of the prepayment. Any such prepayment must be accompanied by accrued interest on the amount prepaid and by any other sum then due under this Agreement.

(C) Of Certain Lending Banks: If (1) the Borrower becomes obliged to pay any tax or other amount for the account of any Lending Bank under Clause 11(B) or 12(B) or the Agent gives a notification on behalf of any Lending Bank under Clause 12(D), and (2) the Borrower gives to that Lending Bank not less than ten days' notice of the date of prepayment, the Borrower may prepay all (but not part only) of that Lending Bank's share of the Advances without premium or penalty at any time. Upon the Agent receiving that notice, that Lending Bank's Commitment (if any) shall be cancelled. Any such prepayment must be accompanied by accrued interest on that Lending Bank's share of the Advances and by any other sum then due to that Lending Bank under Clause 19(A) or any other provision of this Agreement.

(D) Effect of Prepayments: Any prepayment under sub-Clause (B) will be applied in or towards repaying the remaining repayment instalments of the Advances under sub-Clause (A) in inverse order of maturity.

(E) Miscellaneous: Any notice of prepayment given by the Borrower under this Agreement will oblige the Borrower to prepay in accordance with that notice. The Borrower may not repay or prepay all or any part of the Advances except as expressly provided in this Agreement and may not re-borrow any amount repaid or prepaid.

8.        CANCELLATION

(A) Of All Lending Banks: The Borrower may cancel the Available Facility, or any part of it which is US$5,000,000 or a higher integral multiple of US$1,000,000, at any time before the Commitment Termination Date by giving to the Agent not less than ten days' notice of the date and amount of the cancellation. Any such partial cancellation shall reduce each Lending Bank's Term Commitment rateably. On the date on which the cancellation takes effect, the Borrower shall pay to the Agent for the account of the Lending Banks a cancellation fee of 0.0625 per cent. of the amount of that cancellation.

(B) Of Certain Lending Banks: If the Borrower becomes obliged to pay any tax or other amount for the account of any Lending Bank under Clause 11(B) or 12(B) or the Agent gives a notification on behalf of any Lending Bank under Clause 12(D), the Borrower may cancel all (but not part only) of that Lending Bank's Term Commitment without premium or penalty at any time before the Commitment Termination Date by giving to that Lending Bank not less than ten days' notice of the date of the cancellation.

(C) Cancellation Rights Limited: The Borrower may not cancel all or any part of the Term Commitments except as expressly provided in this Agreement and any amount cancelled shall not be reinstated.

9.        INTEREST

(A) Interest Periods: Interest shall be calculated on each Advance by reference to successive Interest Periods. Each Interest Period shall apply to all Advances made or outstanding on the first day of that Interest Period and shall be of six months' duration, except as follows:-

          (1) the first Interest Period relating to any Advance shall begin on the proposed date of that Advance and shall end (in the case of the first Advance) on the date falling six months thereafter and (in the case of any subsequent Advance) on the same date as the then current Interest Period relating to the first Advance; and

          (2) any Interest Period which commences before 30th June in each year shall instead end on 30th June of that year and any Interest Period which commences before 31st December (but after 30th June) in each year shall instead end on 31st December of that year.

(B) Normal Interest Rate: The rate of interest applicable to an Advance for all or any part of a particular Interest Period relating to that Advance shall be the rate per annum (as determined by the Agent) equal to the sum of the Margin and the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the respective rates (as quoted to the Agent) at which each Reference Bank is offering deposits in US Dollars for that Interest Period in an amount comparable to the Advance to which that Interest Period relates to prime banks in the Singapore inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period. If any Reference Bank does not supply any quotation required from it for the purpose of this Agreement, the relevant arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) shall be determined on the basis of the quotations supplied by the remaining Reference Banks.

(C) Notification of Interest Periods and Rates: The Agent shall promptly notify the Borrower and the Lending Banks of each rate of interest determined in accordance with sub-Clause (B).

(D) Payment of Interest: Subject as otherwise provided in this Agreement, on the last day of each Interest Period relating to an Advance, the Borrower shall pay the unpaid interest accrued during that Interest Period on that Advance at the rate applicable to that Interest Period.

10.       FEES

(A)       Guarantee Fee: The Borrower shall pay to the Guarantor Banks:-

          (1) on each Guarantee Fee Payment Date a guarantee fee calculated at the rate of 0.625 per cent. per annum on the lower of (a) the aggregate amounts of principal, interest and default interest, if any, outstanding under the EDB Loan Agreement on that Guarantee Fee Payment Date and (b) the Maximum Aggregate Liability (as defined in the EDB Guarantee) on that Guarantee Fee Payment Date and for the period commencing on that Guarantee Fee Payment Date and ending on the next Guarantee Fee Payment Date or, if earlier, the Expiry Date (such guarantee fee to be calculated on the basis of a 365 day year); and

          (2) on each date (other than a Guarantee Fee Payment Date) on which the principal amount of the EDB Loan is increased (each an "Increase Date"), a guarantee fee calculated at the rate of 0.625 per cent. per annum on the amount by which the EDB Loan has increased on that Increase Date (but not including that part of the EDB Loan exceeding S$225,695,203) and for the period commencing on that Increase Date and ending on the next Guarantee Fee Payment Date or, if earlier, the Expiry Date (such guarantee fee to be calculated on the basis of a 365 day year).

The guarantee fee shall be payable in Singapore Dollars and shall be non-refundable notwithstanding any reduction of the EDB Loan or Guarantee Outstanding Amount after the relevant Guarantee Fee Payment Date or, as the case may be, Increase Date or any reduction or cancellation of the Guarantee Commitments after the relevant Guarantee Fee Payment Date or, as the case may be, Increase Date.

(B) Commitment Fee: (1) (a) The Borrower shall pay to the Guarantor Banks on each Commitment Fee Payment Date a commitment fee (which shall be payable in Singapore Dollars) calculated as follows:-

          (i) in relation to the Available EDB Amount, at the rate of 0.25 per cent. per annum on the Available EDB Amount from day to day during the Utilisation Period ending on that Commitment Fee Payment Date; and

          (ii) in relation to the Unavailable EDB Amount, at the rate of 0.15 per cent. per annum on the Unavailable EDB Amount from day to day during the Utilisation Period ending on that Commitment Fee Payment Date.

          (b) If, in relation to any Utilisation Period, the Available EDB Amount for such Utilisation Period exceeds the aggregate principal amount of the advances made by EDB to the Borrower under the EDB Loan Agreement during such Utilisation Period, the Available EDB Amount for the next succeeding Utilisation Period will be increased by an amount equal to such excess.

          (c) The Borrower may, by giving not less than 30 days' notice to the Agent, increase the Available EDB Amount during any Utilisation Period and on the date specified in the notice, the Available EDB Amount for such Utilisation Period shall be increased by the amount specified in the notice. For the avoidance of doubt, the commitment fee payable on the Commitment Fee Payment Date in relation to that Utilisation Period shall be
               0.125 per cent. per annum on the increased Available EDB Amount from day to day beginning with the date specified in the notice for such Utilisation Period and ending on that Commitment Fee Payment Date.

          (d) If, in relation to any Utilisation Period, the Borrower has requested for an increase of the Available EDB Amount in accordance with sub-paragraph (c) above, the Available EDB Amount for the next succeeding Utilisation Period shall be reduced by an amount equal to such increase. For the avoidance of doubt, if the Available EDB Amount for any Utilisation Period exceeds the aggregate principal amount of the advances made by EDB to the Borrower under the EDB Loan Agreement during that Utilisation Period, the Available EDB Amount for the next succeeding Utilisation Period will be increased by an amount equal to such excess in accordance with the provisions of sub-paragraph (b) above.

     (2) (a) The Borrower shall pay to the Lending Banks on each Commitment Fee Payment Date a commitment fee (which shall be payable in US Dollars) calculated as follows:-

                    (i) in relation to the Available Term Amount, at the rate of 0.25 per cent. per annum on the Available Term Amount from day to day during the Utilisation Period ending on that Commitment Fee Payment Date; and

                    (ii) in relation to the Unavailable Term Amount, at the rate of 0.15 per cent. per annum on the Unavailable Term Amount from day to day during the Utilisation Period ending on that Commitment Fee Payment Date.

          (b)  If, in relation to any Utilisation  Period,  the Available
Term Amount for such Utilisation Period exceeds the Advances made by the Lending Banks to the Borrower during such Utilisation Period, the Available Term Amount for the next succeeding Utilisation Period will be increased by an amount equal to such excess.

          (c) The Borrower may, by giving not less than 30 days' notice to the Agent, increase the Available Term Amount during any Utilisation Period and on the date specified in the notice, the Available Term Amount for such Utilisation Period shall be increased by the amount specified in the notice. For the avoidance of doubt, the commitment fee payable on the Commitment Fee Payment Date in relation to that Utilisation Period shall be 0.125 per cent. per annum on the increased Available Term Amount from day to day beginning with the date specified in the notice for such Utilisation Period and ending on that Commitment Fee Payment Date.

          (d) If, in relation to any Utilisation Period, the Borrower has requested for an increase of the Available Term Amount in accordance with sub-paragraph (c) above, the Available Term Amount for the next succeeding Utilisation Period shall be reduced by an amount equal to such increase. For the avoidance of doubt, if the Available Term Amount for any Utilisation Period exeeds the aggregate principal amount of the Advances made by the Lending Banks to the Borrower under this Agreement during that Utilisation Period, the Available Term Amount for the next succeeding Utilisation Period will be increased by an amount equal to such excess in accordance with the provisions of sub-paragraph (b) above.

(C) Participation Fee: (1) The Borrower shall pay to the Agent for the account of the Banks a participation fee in the amount, at the time and in the manner stated in a letter (the "Fee Letter") of today's date from the Agent to the Borrower and countersigned by the Borrower.

     (2) On receipt of the participation fee, the Agent shall pay to each Bank its share of the participation fee in the amount already agreed between the Agent and that Bank.

(D) Arrangement Fee: The Borrower shall pay to the Agent for the account of the Arranger an arrangement fee in the amount, at the time and in the manner stated in the Fee Letter.

(E) Agency Fee: The Borrower shall pay to the Agent for its own account an agency fee in the amounts, at the times and in the manner stated in the Fee Letter.

11.       TAXES

(A) Payments to be Free and Clear: All sums payable by the Borrower under this Agreement shall be paid (1) free of any restriction or condition, (2) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (3) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

(B) Grossing-up of Payments: (1) If the Borrower or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, the Borrower under this Agreement, the Borrower shall pay such additional amount as is necessary to ensure that the Agent or, as the case may be, the Bank to which that sum is due receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

     (2) If the Borrower or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent or, as the case may be, any Bank under this Agreement (except for a payment by the Agent or a Bank of tax on its own overall net income), the Borrower shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Agent or any Bank, shall reimburse it on demand for the amount paid by it.

     (3) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (2) to pay, the Borrower shall deliver to the Agent evidence satisfactory to the Agent or, as the case may be, the relevant Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

     (4) As soon as the Borrower is aware that any such deduction, withholding or payment is required (or of any change in any such requirement), it shall notify the Agent.

(C) Goods and Services Tax: The Borrower shall also pay to the Agent, the Security Trustee and each Bank on demand, in addition to any amount payable by the Borrower to the Agent or, as the case may be, the relevant Bank under this Agreement, any goods and services, value added or other similar tax payable in respect of that amount (and references in this Agreement to that amount shall be deemed to include any such taxes payable in addition to it).

(D)       Refund of Tax Credits: If:-

          (1) the Borrower makes a payment under sub-Clause (B)(1) or (2) (a "Tax Payment") in respect of a payment to a Bank under this Agreement; and

          (2) that Bank determines in its absolute discretion that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Bank in its absolute discretion is able to identify as attributable to that Tax Payment, then, if in its absolute discretion it can do so without any adverse consequences for that Bank, that Bank shall reimburse the Borrower such amount as that Bank in its absolute discretion determines to be such proportion of that Tax Credit as will leave that Bank (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. A Bank shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this sub-Clause (D) (and, if so, what amount and when). No Bank shall be obliged to disclose any information regarding its tax affairs and computations.

12.       CHANGES IN CIRCUMSTANCES

(A) Illegality: (1) If at any time any Guarantor Bank reasonably determines that it is or will become unlawful or contrary to any directive of any agency of any state for it to allow all or part of its Guarantee Commitment to remain outstanding and/or to carry out all or any of its other obligations under this Agreement or all or any of its obligations under the EDB Guarantee, upon that Guarantor Bank notifying the Borrower (through the Agent):-

          (a) that Guarantor Bank's Guarantee Commitment shall be cancelled (but without prejudice to the obligations of that Guarantor Bank under the EDB Guarantee); or

          (b) the Borrower shall procure the release by EDB of all of the obligations of that Guarantor Bank under the EDB Guarantee on or prior to such date (the "Relevant Date") as that Guarantor Bank shall certify to be necessary to comply with the relevant law or directive but if the Borrower is unable for any reason to procure the release by EDB of all of the obligations of that Guarantor Bank under the EDB Guarantee by the Relevant Date, the Borrower shall pay to the Agent for the account of that Guarantor Bank on the Relevant Date an amount equal to that Guarantor Bank's share of the Guarantee Outstanding Amount (which shall be held by the Agent for the account of that Guarantor Bank and applied towards the discharge of the obligations of the Borrower to that Guarantor Bank under or in connection with this Agreement and shall only be released to the Borrower as and to the extent that the maximum contingent liability of the Borrower to that Guarantor Bank under this Agreement is reduced) and shall pay, on the date of payment of such amount, any sum then due from the Borrower to that Guarantor Bank under this Agreement.

Without prejudice to the other provisions of this paragraph (1) and any rights to which that Guarantor Bank may be entitled, in the event that the Borrower is unable for any reason to procure the release by EDB of all of the obligations of that Guarantor Bank under the EDB Guarantee by the Relevant Date, that Guarantor Bank may:-

          (i) prepay on behalf of the Borrower or purchase itself or procure the purchase by a nominee of all or any of the obligations of that Guarantor Bank under the EDB Guarantee, and any such prepayment or purchase shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such prepayment or purchase;

          (ii) negotiate any compromise, release, discharge, reduction or retirement of all or any part of the obligations of that Guarantor Bank under the EDB Guarantee and any payment made pursuant to the same shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such payment; and

          (iii) pay any amount received by it under sub-paragraph (b) above to EDB in exchange for such payment of a release by EDB, to the extent of such payment, of the obligations of that Guarantor Bank under the EDB Guarantee, and the provisions of Clause 5 shall apply to such payment by that Guarantor Bank as if such payment had been made pursuant to a demand by EDB under the EDB Guarantee.

     (2) If at any time any Lending Bank reasonably determines that it is or will become unlawful or contrary to any directive of any agency of any state for it to allow all or part of its Term Commitment to remain outstanding, to make, fund or allow to remain outstanding all or part of its share of the Advances and/or to carry out all or any of its other obligations under this Agreement, upon that Lending Bank notifying the Borrower (through the Agent):-

          (a)       that Lending Bank's Term Commitment shall be cancelled; and

          (b) the Borrower shall prepay, without premium or penalty, that Lending Bank's share of each Advance on such date as that Lending Bank shall certify to be necessary to comply with the relevant law or directive with all unpaid accrued interest thereon, all unpaid fees accrued to that Lending Bank and any other sum then due to that Lending Bank under Clause 19(A) or any other provision of this Agreement in respect of the amount prepaid.

(B) Increased Costs: (1) If the Agent or (as the case may be) any Bank reasonably determines that as a result of (a) the introduction of or any change in, or in the interpretation or application of, any law (which shall for this purpose include any removal or modification of any exemption currently in force in favour of the Borrower) or (b) compliance by the Agent or that Bank with the introduction of or any change in, or the interpretation or application of, any directive of any agency of any state (including, without limitation, a directive which affects the manner in which that Bank allocates capital resources to its obligations under this Agreement):-

          (i) the cost to that Bank of maintaining all or any part of its Commitments and/or of making, maintaining or funding all or any part of its Outstandings or any overdue sum is increased; and/or

          (ii) any sum received or receivable by the Agent or (as the case may be) that Bank under this Agreement or the effective return to it under this Agreement or the overall return on its capital is reduced (except on account of tax on its overall net income); and/or

          (iii) the Agent or (as the case may be) that Bank makes any payment (except on account of tax on its overall net income) or forgoes any interest or other return on or calculated by reference to the amount of any sum received or receivable by it under this Agreement, the Borrower shall indemnify the Agent or (as the case may be) that Bank against that increased cost, reduction, payment or forgone interest or other return (except to the extent that it results from a deduction or withholding of tax) and, accordingly, shall from time to time on demand (whenever made) pay to the Agent for its own account or (as the case may be) for the account of that Bank the amount certified by it to be necessary so to indemnify it.

     (2)  The  indemnity  given to a Bank by the Borrower in this  sub-Clause
(B) shall not apply to or in respect of any increased cost, reduction, payment or foregone interest or other return to the extent that it is attributable solely to the requirement of any central bank or other fiscal, monetary or other authority which regulates that Bank which is imposed on that Bank by reason of that Bank's misconduct and not generally imposed by that central bank or other fiscal, monetary or other authority on banks of the same or similar kind or class regulated by that central bank or other fiscal, monetary or other authority.

(C) Change in Market Conditions: (1) If, in relation to any Interest Period relating to an Advance:-

          (a) no, or only one, Reference Bank supplies a quotation as and when required by Clause 9(B); or

          (b) the Agent is notified by the Lending Banks to whom more than 66 2/3 per cent. of that Advance is (or, if made, would be) owing that (i) they are unable to obtain matching deposits in the Singapore inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Inte-rest Period in sufficient amounts to fund their respective shares of that Advance during that Interest Period, or (ii) the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the Quotations used for fixing the inte-rest rate under Clause 9(B) does not reflect the cost to those Lending Banks of obtaining such deposits, or (iii) by reason of circumstances affecting the Singapore inter-bank market, adequate and fair means do not or will not exist for determining the rate of interest applicable to that Advance for that Interest Period, the Agent shall promptly notify the Borrower and the Lending Banks.

     (2) The Agent (on behalf of and after consultation with the Lending Banks) shall then negotiate with the Borrower with a view to agreeing on an alternative basis for calculating the interest payable on and/or for making, maintaining and/or funding that Advance to which that Interest Period relates. Any alternative basis agreed in writing by the Agent (on behalf of and with the consent of all the Lending Banks) and the Borrower within 25 days of the Agent's notification of the event in question shall take effect in accordance with its terms.

     (3)  If an alternative basis is not so agreed, each Lending Bank's share of that Advance shall during that Interest Period bear interest at the rate per annum equal to the sum of the Margin and the cost to it (expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate (including the cost to it occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities). Each Lending Bank shall certify that cost to the Borrower as soon as practicable after the end of that 25 day period (but in any event at least two Business Days before the end of that Interest Period).

(D) Individual Non-Availability: (1) If, in relation to any Interest Period relating to an Advance, any Lending Bank notifies the Agent that:-

          (a) by reason of circumstances affecting the Singapore inter-bank market, or a particular category (which includes that Lending
               Bank) of banks dealing in that market, it is unable to obtain matching deposits in the Singapore inter-bank market at or about 11 a.m. on the second Business Day before the first day of that Interest Period in sufficient amounts to fund its share of that Advance during that Interest Period; or

          (b) by reason of circumstances affecting that market or a particular category (which includes that Lending Bank) of banks dealing in that market, the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the quotations used for fixing the interest rate under Clause 9(B) does not reflect the cost to it of obtaining such deposits, the Agent shall promptly notify the Borrower accordingly unless it has already given a notification to the Borrower in relation to that Interest Period under sub-Clause (C).

     (2)  The Borrower,  the Agent and that Lending Bank shall then negotiate (unless  and until  sub-Clause  (C) comes into  operation  in relation to that Interest Period) with a view to agreeing on an alternative basis for calculating the interest payable on and/or for making, maintaining and/or funding that Lending Bank's share of that Advance. Any alternative basis agreed in writing by the Borrower, the Agent and that Lending Bank within 25 days of the Agent's notification under paragraph (1) shall take effect in accordance with its terms. If an alternative basis is not so agreed and sub-Clause (C) has not come into operation in relation to that Interest Period, that Lending Bank's share of that Advance shall during that Interest Period bear interest at the rate per annum equal to the sum of the Margin and the cost to it (expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate
(including  the  cost  to it  occasioned  by or attributable   to  complying
with  reserves,   liquidity,   deposit  or  other requirements  for the time
being imposed on it by the relevant authority or authorities). That Lending Bank shall certify that cost to the Borrower as soon as practicable after the end of that 25 day period (but in any event at least two Business Days before the end of that Interest Period). The Borrower may, by notice to that Lending Bank, request that Lending Bank to assign and transfer all of the rights and obligations of that Lending Bank to such person as may be named by the Borrower in its notice and that Lending Bank shall take such steps, at the cost and request of the Borrower, as may be necessary to assign and transfer such rights and obligations to such person (and, for the avoidance of doubt, such Lending Bank shall not be obliged to take any such step until it has been indemnified against any and all costs and expenses (including legal fees) which it may incur as a result).

(E) Mitigation: If any circumstances arise which result, or would on the giving of notice (or the like) result, in the Borrower having to make a payment to or for the account of the Agent or any Bank under sub-Clause (B) or in the Guarantee Commitments or any part thereof or the Term Commitments or any part thereof, being cancelled under sub-Clause (A), then without in any way limiting, reducing or otherwise qualifying any of the obligations of the Borrower under this Clause, the Borrower and the Agent or, as the case may be, the relevant Bank shall enter into consultation with each other with a view towards the Agent or, as the case may be, that Bank assigning or transferring some or all of its rights or obligations under this Agreement to another person acceptable to the Borrower and willing to take that assignment or transfer (provided that no obligation whatsoever shall be imposed on the Agent or, as the case may be, such Bank to procure any person to accept that assignment or transfer) and/or the mitigation of the effect of those circumstances on the Borrower. However, none of the Banks nor the Agent shall be obliged to take any such steps which would or might have an adverse effect on the Agent or, as the case may be, such Bank.

13.       PAYMENTS

(A) By Lending Banks: (1) On each date on which an Advance is to be made, each Lending Bank shall make available to the Agent its share (if any) of that Advance available to the Agent by payment in US Dollars and in funds which are for same day settlement in the New York Clearing House Interbank

Payments System (or, if such funds cease to exist or, in the Agent's opinion, cease to be customary for the settlement in New York City of international banking transactions in US Dollars, such other US Dollar funds as the Agent may from time to time determine to be customary for that purpose), so as to be received before 11 a.m. (local time in New York City) to such account of the Agent with such bank in New York City as the Agent may from time to time designate.

     (2) The Agent shall make the amounts so received by it from the Lending Banks available to the Borrower before close of business in New York City by payment in the same currency and funds as received by the Agent to such account of the Borrower with a bank in New York City as the Borrower shall have specified in the request for that Advance. If any Lending Bank makes its share of an Advance available to the Agent later than required by paragraph (1), the Agent shall make that share available to the Borrower as soon as practicable thereafter.

(B) To Banks: (1) Unless otherwise provided by this Agreement, all repayments of principal and payments of interest, commitment fee, guarantee commission and any other sums due from the Borrower to the Banks under this Agreement (for the purposes of this sub-Clause (B) collectively called "Payments") shall be made in the following manner and upon the following terms:-

          (a) any Payment to be made in respect of principal of an Advance or of any commitment fee pursuant to Clause 10(B)(2) shall be made in US Dollars, any Payment to be made in respect of interest shall be made in the currency provided in Clause 9(D) or 18(A) (as the case may be) and each other Payment shall be made in Singapore Dollars; and

          (b)  Payments shall be made:-

               (i) if that sum is due in Singapore Dollars, by payment in Singapore Dollars and in immediately available and freely transferable funds, so as to be received before 11 a.m., to such account of the Agent with such bank in Singapore as the Agent may from time to time designate; and

               (ii) if that sum is due in US Dollars, by payment in US Dollars and in funds which are for same day settlement in the New York Clearing House Interbank Payment System (or, if such funds cease to exist or, in the Agent's opinion, cease to be customary for the settlement in New York City of international banking transactions in US Dollars, such other US Dollar funds as the Agent may from time to time determine to be customary for that purpose), so as to be received before 11 a.m. (local time in New York City) to such account of the Agent with such bank in New York City as the Agent may from time to time designate.

     (2) The Agent shall make available to each Bank its pro rata share (if any) of any sum so received by it from the Borrower before close of business in the Centre of the relevant currency on that date by payment in the same currency and funds as received by the Agent to such account of that Bank with such bank in that Centre as it shall have specified to the Agent. If any sum is made available to the Agent later than required by paragraph (1), the Agent shall make each Bank's share (if any) available to it as soon as practicable thereafter.

(C) Order of Distribution: (1) If the amount received by the Agent from the Borrower for the account of the Guarantor Banks on any date is less than the total sum remaining and/or becoming due to the Guarantor Banks under this Agreement on that date, the Agent shall apply that amount in or towards payment of the following sums in the following order:-

          (1) first, any sum then due to the Agent and the Security Trustee in its capacity as such;

          (2) secondly, in or towards payment pro rata of any sums (other than interest or principal) then due to the Guarantor Banks (or any of them);

          (3) thirdly, in or towards payment pro rata of any interest then due to the Guarantor Banks (or any of them); and

          (4) fourthly, in or towards payment pro rata of any principal then due to the Guarantor Banks (or any of them).

Any such applications shall override any purported appropriation by any person.

     (2) If the amount received by the Agent from the Borrower for the account of the Lending Banks on any date is less than the total sum remaining and/or becoming due to the Lending Banks under this Agreement on that date, the Agent shall apply that amount in or towards payment of the following sums in the following order:-

          (1) first, any sum then due to the Agent and the Security Trustee in its capacity as such;

          (2) secondly, in or towards payment pro rata of any sums (other than principal of or interest on the Advances) then due to the Lending Banks (or any of them);

          (3) thirdly, in or towards payment pro rata of any interest then due on the Advances to the Lending Banks (or any of them); and

          (4) fourthly, in or towards payment pro rata of any principal then due to the Lending Banks (or any of them).

Any such applications shall override any purported appropriation by any person.

(D) Refunding of Payments: The Agent shall not be obliged to make available to any person any sum which it is expecting to receive for the account of that person until it has been able to establish that it has received that sum. However, it may do so if it wishes. If and to the extent that it does so but it transpires that it had not then received the sum which it paid out:-

          (1) the person to whom the Agent made that sum available shall on request refund it to the Agent; and

          (2) that person or (at the option of the Agent) the person by whom that sum should have been made available shall on request pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding or other cost, loss, expense or liability sustained or incurred by it as a result of paying out that sum before receiving it but without prejudice to the rights of any party hereto against such defaulting party.

(E) Non-Business Days: (1) If any Interest Payment Date or Repayment Date would otherwise fall on a non-Business Day, it shall instead fall on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

     (2) Any payment to be made by the Borrower on a day which is not an Interest Payment Date or Repayment Date and which would otherwise be due on a non-Business Day shall instead be due on the next Business Day.

14.       REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to and for the benefit of each other party to this Agreement as follows:-

          (1) Status: it is a company duly incorporated and validly existing under the laws of Singapore and has the power and authority to own its assets and to conduct the business which it conducts and/or proposes to conduct;

          (2) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under the Financing Documents, to undertake the Project and to operate the Plant;

          (3) Authorisation and Consents: save for the payment of stamp duty on this Agreement in Singapore (which shall be effected within two Business Days from the date of this Agreement), all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a)
               (i) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under the Financing Documents, (ii) to ensure that those obligations are valid, legally binding and enforceable, (iii) to ensure that those obligations rank and will at all times rank in accordance with Clause 16(1) and (iv) to make the Financing Documents admissible in evidence in the courts of Singapore and the Netherlands and
               (b) to undertake the Project and to operate the Plant have been taken, fulfilled and done;

          (4) Non-Violation of Laws: its entry into, exercise of its rights and/or performance of or compliance with its obligations under the Financing Documents do not and will not violate, or exceed any borrowing or other power or restriction granted or imposed by, (a) any law to which it is subject or (b) its Memorandum or Articles of Association;

          (5) Obligations Binding: its obligations under the Financing Documents are valid, binding and enforceable;

          (6) Non-Violation of Other Agreements: its entry into, exercise of its rights and/or performance of or compliance with its obligations under the Financing Documents do not and will not (a) violate, to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets, or (b) result in the existence of, or oblige it to create, any security over those assets;

          (7) No Default: no Event of Default has occurred and is continuing, or will occur as a result of the issue of the EDB Guarantee or the making of any Advance, other than any waived in accordance with Clause 26(B), and it is not in breach of or default under any agreement to an extent or in a manner which has or will have a material adverse effect on it;

          (8) Existing Security: no security exists on or over any of its assets except as permitted by Clause 16(2);

          (9) Accounts: its audited accounts as at 31st December, 1997 and for the financial year then ended and as delivered to the Agent (with copies of the reports and approvals referred to in (a) below):-

               (a) include such financial statements as are required by the laws of Singapore and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in the United States of America and consistently applied and in accordance with the laws of Singapore and its Memorandum and Articles of Association;

               (b) together with those notes, give a true and fair view of its state of affairs and financial condition and operations as at that date and for the financial year then ended; and

               (c) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in the United States of America disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date;

          (10) No Material Adverse Change: there has been no material adverse change in its financial condition or operations since 31st December, 1997;

          (11) Litigation: no litigation, arbitration or administrative proceeding is current or pending (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under the Financing Documents or (b) which has or will have a material adverse effect on it;

          (12) Winding-up: no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

          (13) Taxes: it has filed or caused to be filed all tax returns which are required to be filed by it and has paid all taxes due and payable by it or affecting its assets or the Project (insofar as they are due and payable) except to the extent that any such taxes or assessments are being contested in good faith by appropriate proceedings (provided that it has established (in the reasonable opinion of the Agent) prudent reserves against such liability);

          (14) Compliance with Laws: it is in compliance with all laws and regulations affecting the Project;

          (15) Intellectual Property: it has or will have available to it all intellectual property of every description (including, without limitation, licences, copyrights, design registrations and know-how) necessary for the implementation of the Project and the operation of the Plant;

          (16) Shareholding: (a) CSM is and will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of its issued share capital and Singapore Technologies Pte Ltd is and will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of; and

               (b) ATI has and will have an effective shareholding in not less than 30 per cent. of its issued share capital for a period of not less than four years from the date of the Joint Venture Agreement;

          (17) No Misstatement: at the date of the relevant Information Package (a) the information in any Information Package relating to, and provided by, it was true, complete and accurate in all material respects; and

               (b) the opinions, projections and forecasts in such Information Package relating to, and provided by, it and the assumptions on which they are based were arrived at after due and careful consideration and enquiry and genuinely represented its views; and

          (18) Repetition: each of the above representations and warranties will be correct and complied with on the date of each request for an Advance, on the date on which each Advance is to be made, the date of the request for the issue of the EDB Guarantee, the date on which the EDB Guarantee is issued and each Interest Payment Date as if repeated then by reference to the then existing circumstances.




15.       INFORMATION

          The Borrower undertakes that, so long as any sum remains to be lent or remains payable under this Agreement:-

          (1) Preparation of Accounts: it will ensure that all audited accounts to be delivered by it under this Agreement are prepared in such manner that Clause 14(9) would be complied with if applied to those accounts by Clause 14(18);

          (2) Audited Accounts: as soon as reasonably practicable after the same are available and in any event within 180 days after the end of each of its financial years (beginning with the current one), it will deliver to the Agent enough copies for the Banks of its audited accounts as at the end of and for that financial year, together with copies of the related reports and approvals referred to in Clause 14(9)(a);

          (3) Semi-Annual Information: as soon as reasonably practicable after the same are available and in any event within 45 days after the end of the first six months of each of its financial years (begin- ning with the current one), it will deliver to the Agent enough copies for the Banks of its unaudited accounts as at the end of and for that six month period;

          (4) Litigation: it will as soon as reasonably practicable after the same are available, deliver to the Agent for distribution to the Banks details of any litigation, arbitration or administrative proceeding which, if to its knowledge had been current or pending at the date of this Agreement, would have rendered the representa- tion and warranty in Clause 14(11) incorrect;

          (5) Events of Default: it will notify the Agent of the occurrence of any Event of Default which is continuing (and of any action taken or proposed to be taken to remedy it) promptly after becoming aware of it. Promptly after any request made by the Agent from time to time, it will deliver to the Agent a certificate signed on its behalf by such person as may be acceptable to the Agent for that purpose confirming that, so far as it is aware and (if applicable) except as previously notified to the Agent or waived in accordance with Clause 26(B), no Event of Default has occurred which is still continuing or (as the case may be) setting out details of any which has occurred and has not been so notified and of which it is aware and of any action taken or proposed to be taken to remedy it;

          (6) Progress Reports: it will deliver to the Agent, within 14 days after the end of each quarter (beginning with the current one) ending prior to the date of Completion, a report in the form agreed between the Borrower and the Banks prior to the date of this Agreement of the construction and implementation of the Project;

          (7) Suspension of Work: as soon as practicable after it becomes aware of it, it will inform the Agent if the construction of the Plant (or any part thereof) is suspended for more than 60 consecutive days or if the Plant ceases operation for more than 60 consecutive days at any time;

          (8) Loss or Damage: as soon as practicable after it becomes aware of it, it will inform the Agent of any material loss or damage to the Plant (or any part thereof); and

          (9) Other Information: it will as soon as reasonably practicable deliver to the Agent for distribution to the Banks (a) such other information relating to the financial condition or business of it as the Agent (or any Bank through the Agent) may from time to time reasonably require, and (b) all financial, technical and other information as the Agent (or any Bank through the Agent) may from time to time reasonably require in relation to the Project or the Plant (except for such information of a proprietary nature or as is reasonably regarded by it as confidential).

16.       UNDERTAKINGS

          The Borrower undertakes that, so long as any sum remains to be lent or remains payable under this Agreement:-

          (1) Ranking of Obligations: its payment obligations under this Agreement rank and will at all times rank at least equally and rateably in all respects with all its other unsecured indebtedness except for such indebtedness as would, by virtue only of the law in force in Singapore, be preferred in the event of its winding-up;

          (2) Negative Pledge: it will not create or have outstanding any security on or over its assets, except for:-

               (a) liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of its business in respect of indebtedness which either (i) has been due for less than 21 days or (ii) is being contested in good faith and by appropriate means;

               (b)  the security created by the Security Documents;

               (c)  the security created by the DSRA Account Charge; and

               (d) any other security created with the prior consent in writing of the Majority Banks (such consent not to be unreasonably withheld);

          (3) Disposals: it will not, (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time) sell, transfer, lease out, lend or otherwise dispose of (whether outright, by a sale-and-repurchase or sale-and-leaseback arrangement, or otherwise) all or substantially all of its assets nor of any part of its assets which, either alone or when aggregated with all other disposals required to be taken into account under this paragraph (3), is substantial in relation to its assets or the disposal of which (either alone or when so aggregated) could have a material adverse effect on it. The following disposals shall not be taken into account under this paragraph (3):-

               (a)  disposals in the ordinary course of business;

               (b) any disposal of fixed assets, which when aggregated with all other disposals does not exceed five per cent. of the value of all its fixed assets as shown in the Current Financial Report;

               (c) any disposal of current receivables under or in connection with securitisation arrangements on arm's length terms and/or for valuable consideration; and

               (d) any disposal which the Majority Banks shall have agreed shall not be taken into account;

          (4) Change of Business: it will ensure that there is no material change in the nature of its business taken as a whole (whether by a single transaction or a number of related or unrelated transactions, whether at one time or over a period of time and whether by disposal, acquisition or otherwise);

          (5) Compliance with Law: it will at all times comply with all applicable laws relating to the Project or the operation of the Plant;

          (6) Maintenance of Consents: it will maintain or cause to be maintained in full force and effect all consents necessary or advisable for the construction of the Project or the operation of the Plant;

          (7) Completion: it will cause Completion to occur by 31st December, 2000;

          (8) Maintenance: it will operate the Plant in accordance with good industry practice and keep and maintain the Plant in good working order and condition subject to normal wear and tear;

          (9)  Abandonment: it will not abandon the Project;

          (10) Other Business: it will not carry on any business or activity other than the ownership and operation of wafer fabrication plants or any other businesses related thereto;

          (11) Inspection of Plant: it will permit the Agent, any Bank and any representative appointed by the Agent, upon reasonable notice, at reasonable times and with reasonable frequency (which shall not be more frequent than once in any calendar year unless the Agent or that Bank is of the reasonable opinion that the Plant is in jeopardy), to carry out an inspection of the Plant and for this purpose provide or procure the provision to any such person or representative of reasonable access and cause its agents and employees to give their full co-operation on the occasion of any such inspection;

          (12) Financial Year: it will not change its financial year-end from 31st December;

          (13) Restricted Payments: it will not pay out any dividend or repay or redeem any share capital for any of its financial years unless it has duly made all payments payable under this Agreement during that financial year and will not in any event declare or pay out any dividend or repay or redeem any share capital before 2000;

          (14) EDB Loan Agreement: it will (a) not make or agree to any amendment to the EDB Loan Agreement without the prior consent in writing of all the Guarantor Banks and will notify the Agent of the occurrence of any Event of Default (as defined in the EDB Loan Agreement) by it under the EDB Loan Agreement, (b) duly perform and comply with its obligations under the EDB Loan Agreement (including, without limitation, its obligation to repay the EDB Loan in accordance with the repayment schedule as set out in the EDB Loan Agreement), (c) ensure that the aggregate principal amount of the advances made by EDB to the Borrower during any Utilisation Period shall not exceed the Available EDB Amount during that Utilisation Period (as may be increased in accordance with the provisions of Clause 10(B)(1)(c)), (d) request EDB to notify the Guarantor Banks of the principal amount and date of each advance made under the EDB Loan Agreement, any repayment or prepayment thereunder or, as the case may be, the then revised outstanding balance of principal for the purposes of Clause 9 of the EDB Guarantee, and (e) as soon as reasonably practicable and in any event within three Business Days of the same, notify the Agent of any repayment or prepayment of the EDB Loan under the EDB Loan Agreement;

          (15) Joint Venture Agreement: it will give to the Agent (a) not less than 30 days prior notice in writing of the termination of the Joint Venture Agreement and (b) as soon as practicable notice in writing of any material breach by any party of its obligations under the Joint Venture Agreement;

          (16) Financial Covenants: it will ensure that:-

               (a) the ratio of its Borrowings to its Net Worth will not exceed the following ratios on the dates specified:-

                    DATE                                RATIO
                    ----                               -------
                    30th June, 2000                    1.5 : 1
                    31st December, 2000                1.5 : 1
                    30th June, 2001                    2.6 : 1
                    31st December, 2001                2.6 : 1
                    30th June, 2002                    2.3 : 1
                    31st December, 2002                1.8 : 1
                    30th June, 2003                    1.5 : 1
                    31st December, 2003                1.5 : 1
                    30th June, 2004                    1.5 : 1
                    31st December, 2004                1.5 : 1
                    30th June, 2005                    1.5 : 1

                    DATE                                  RATIO
                    ----                               ------------
                    31st December, 2005                1.5 : 1
                    30th June, 2006                    1.5 : 1
                    31st December, 2006                1.5 : 1; and


          (b) at each Calculation Date falling on or after the Relevant Date (as defined below), DSCR will not be less than 1.2 (as evidenced by the Current Financial Report for the Calculation Period ending on that Calculation Date) (for the purposes of this sub-paragraph
               (b), "Relevant Date" means the date falling on the earlier of (i) the date falling 36 months from the date of the Phase 2 Credit Agreement and (ii) the later of (AA) the date on which the Phase 2 Available Tranche A Facility first equals zero and (BB) the date on which the Phase 2 EDB Guarantee is issued or (as the case may be) the date on which the Phase 2 Available Tranche B Facility first equals zero, provided that if the Relevant Date falls before 31st December, 2002, the Relevant Date shall be deemed to be 31st December, 2002);

          (17) Insurances: it will:-

               (a) effect and maintain or procure that there shall be effected and maintained, in accordance with good insurance practice, all such policies as the Agent may from time to time reasonably require against such risks and liabilities customary for businesses similar to its business covering the construction phase and the operational phase of the Project, in each case from the respective dates and in such manner and on such terms, including the level of cover, as may reasonably be required by the Agent with such reputable insurance companies or underwriters agreed between the Borrower and the Banks prior to the date of this Agreement or such other reputable insurance companies or underwriters notified by the Borrower to the Agent from time to time and until otherwise required or permitted by the Agent, such insurances will comprise the following:-

                    (i) prior to completion of the construction phase for the Plant:-

                         (aa) statutory workmen's compensation and employer
                              liability insurance;

                         (bb) third party liability insurance;

                         (cc) comprehensive automobile liability insurance, if
                              applicable;

                         (dd) erection all risks insurance; and

                         (ee) marine cargo insurance;

                    (ii) after completion of the construction phase of the
                         Plant:-

                         (aa) statutory workmen's compensation and employer
                              liability insurance;

                         (bb) third party liability insurance;

                         (cc) comprehensive automobile liability insurance, if
                              applicable;

                         (dd) marine cargo insurance;

                         (ee) property damage insurance; and

                         (ff) business interruption insurance;

               (b) pay, or where it is not primarily responsible for taking out any insurance policy required by this paragraph (17), promptly, upon becoming aware that the same are due and not paid, pay or ensure the payment of all initial and subsequent instalments of insurance premiums and not take or omit to take any action which would reduce in any material respect or render void the cover provided by any of the insurance policies;

               (c) from time to time upon reasonable request supply the Agent with copies of all contracts and policies (including any contract notes) issued in respect of the insurance policies and reinsurance policies and of receipts (or other evidence of payment) for such insurances; and

               (d) as soon as reasonably practicable and in any event within seven Business Days after becoming aware of the same notify the Agent of any claims in excess of US$5,000,000, or the equivalent thereof in any other currency, which it may make under any such policy of insurance.

               The Agent shall be entitled to pay any premiums or other amounts payable by it, in respect of the insurance policies and it will forthwith upon demand reimburse the Agent for all such amounts paid;

          (18) No Subsidiaries: it will not establish, incorporate or acquire any subsidiary or subsidiaries without the prior consent in writing of the Majority Banks; and

          (19) Further Assurance: it will from time to time on request by the Agent (or by any Bank through the Agent) do or procure the doing of all such acts and will execute or procure the execution of all such documents as the Agent or any Bank may reasonably consider necessary for giving full effect to the Financing Documents or securing to the Agent and the Banks the full benefits of all rights, powers and remedies conferred upon the Agent and the Banks in the Financing Documents.

17.       EVENTS OF DEFAULT

(A)       Events of Default: The following are Events of Default:-

          (1) Non-Payment: (a) the Borrower does not pay in the manner provided in this Agreement any sum payable under it when due or (b) any Shareholder Obligor does not pay in the manner provided in the Financing Documents to which it is a party any sum payable under it when due;

          (2) Breach of Other Obligations: (a) the Borrower does not perform or comply with any one or more of its obligations (other than the payment obligation of the Borrower referred to in paragraph (1)) under the Financing Documents and, if in the reasonable opinion of the Majority Banks that default is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence; or

               (b) any Shareholder Obligor does not perform or comply with any one or more of its obligations (other than the payment obligations of such Shareholder Obligor referred to in paragraph
               (1)) under the Financing Documents to which it is a party and, if in the reasonable opinion of the Majority Banks that default is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence;

               (Provided that if there is a breach by the Borrower of its obligations under Clause 16(16)(b) on any Calculation Date, such a breach will not be regarded as an Event of Default if (i) the aggregate amount of Shareholder Funding (as defined in the Shareholders Undertaking) is not less than S$720,000,000 as at that Calculation Date (assuming due compliance by the Shareholders of their respective obligations under Clause 2(A) of the Shareholders Undertaking) and (ii) the Shareholders (or any of them) have paid to the Borrower (by way of Shareholder Funding) within 60 days from that Calculation Date, an amount (as determined by the Agent) to enable the Borrower to meet any shortfall in its ability to meet all payments referred to in component "B" of the definition of DSCR falling due during the next succeeding Calculation Period);

          (3) Breach of Warranty: (a) any representation, warranty or statement by the Borrower in the Financing Documents or in any document delivered under the Financing Documents is not complied with or is or proves to have been incorrect when made or deemed repeated and, if in the reasonable opinion of the Majority Banks that breach is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence; or

               (b) any representation, warranty or statement by any Shareholder Obligor in the Financing Documents to which it is a party or in any document delivered under the Financing Documents to which it is a party is not complied with or is or proves to have been incorrect when made or deemed repeated and, if in the reasonable opinion of the Majority Banks that breach is capable of remedy, it is not in the reasonable opinion of the Majority Banks remedied within 14 days of its occurrence;

          (4) Cross Default: any other indebtedness of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee) in respect of borrowed money is or is declared to be or is capable of being rendered due and payable before its normal maturity by reason of any default, event of default or the like (however described) or is not paid when due or, as a result of any default, event of default or the like (however described) any facility relating to any such indebtedness is or is declared to be or is capable of being cancelled or terminated before its normal expiry date or any person otherwise entitled to use any such facility is not so entitled. However, no Event of Default will occur under this paragraph (4) unless and until the aggregate amount of the indebtedness in respect of which one or more of the events mentioned above in this paragraph (4) has/have occurred equals or exceeds S$20,000,000 or its equivalent (as reasonably determined by the Agent);

          (5) Insolvency: the Borrower or any Shareholder Obligor is (or is, or could be, deemed by law or a court to be) insolvent or unable to pay its debts, stops, suspends or threatens to stop or suspend payment of all or any part of (or of a particular type of) its indebtedness (other than the stopping or suspension of payment of any part of its indebtedness if such indebtedness is being contested by it in good faith and by appropriate means), begins negotiations or takes any other step with a view to the deferral, rescheduling or other readjustment of all or any part of (or of a particular type of) its indebtedness (or of any part which it will or might otherwise be unable to pay when due), proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors or a moratorium is agreed or declared in respect of or affecting all or any part of (or of a particular type of) the indebtedness of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee);

          (6) Enforcement Proceedings: a distress, attachment, execution or other legal process is levied, enforced or sued out on or against the assets of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee) and is not discharged or stayed within 14 days;

          (7) Security Enforceable: any security on or over the assets of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee) becomes enforceable;

          (8) Winding-up: any step is taken by any person with a view to the winding-up of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee) or (except for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation on terms approved by the Majority Banks before that step is taken) or for the appointment of a liquidator (including a provisional liquidator), receiver, judicial manager, trustee, administrator, agent or similar officer of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee) or over any part of the assets of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee);

          (9) Cessation of Business: the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the

               HP Guarantee) ceases or threatens to cease to carry on all or a substantial part of its business;

          (10) Nationalisation: any step is taken by any person with a view to the seizure, compulsory acquisition, expropriation or nationalisation of all or a material part of the assets of the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee);

          (11) Consents: any action, condition or thing (including the obtaining of any necessary consent) at any time required to be taken, fulfilled or done for any of the purposes stated in Clause 14(3) is not taken, fulfilled or done, or any such consent ceases to be in full force and effect without modification or any condition in or relating to any such consent is not complied with (unless that consent or condition is no longer required or applicable);

          (12) Illegality: it is or will become unlawful for the Borrower to perform or comply with any one or more of its obligations under the Financing Documents or for any Shareholder Obligor to perform or comply with any one or more of its obligations under the Financing Documents to which it is a party;

          (13) Cessation: any Financing Document ceases for any reason (or is claimed by the Borrower not) to be the legal and valid obligations of the Borrower, binding upon it in accordance with its terms or the Financing Documents to which any of the Shareholder Obligors is a party ceases for any reason (or is claimed by any Shareholder Obligor not) to be the legal and valid obligations of any Shareholder Obligor, binding upon it in accordance with its terms;

          (14) Litigation: any litigation, arbitration or administrative proceeding (other than those reasonably determined by the Majority Banks to be of a frivolous or vexatious nature) is current or pending (a) to restrain the exercise of any of the rights and/or the performance or enforcement of or compliance with any of the obligations of the Borrower under the Financing Documents or for any Shareholder Obligor to perform or comply with any one or more of its obligations under the Financing Documents to which it is a party or (b) which has or could have a material adverse effect on the Borrower or on any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee);

          (15) Non-Completion: for any reason Completion has not occurred by 31st December, 2000;

          (16) Abandonment: the Project or any part of the Project is cancelled or abandoned;

          (17) Damage: the Plant or any part of the Plant is damaged to an extent which, in the reasonable opinion of the Majority Banks, renders it impossible or impracticable to reinstate it within any reasonable period specified by the Majority Banks;

          (18) Plant: a total loss or constructive total loss occurs in relation to the Plant;

          (19) Infringement of Rights: at any time after any person commences a law suit or other legal proceedings against the Borrower (whether as sole defendant or jointly with one or more other persons) alleging that the Borrower has infringed any third party intellectual property rights in the course of manufacturing products in Singapore, in the operation of the Plant in Singapore or otherwise, the Majority Banks reasonably determine that the potential or actual liability of the Borrower in respect of such law suit or other legal proceedings would be reasonably likely to result in the Borrower being unable to perform or comply with any of its obligations under the Financing Documents;

          (20) Shareholding: (a) CSM ceases for any reason to be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower or Singapore Technologies Pte Ltd ceases for any reason to be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of CSM; or

               (b) ATI ceases for any reason to have an effective shareholding in at least 30 per cent. of the issued share capital of the Borrower for a period of not less than four years from the date of the Joint Venture Agreement;

          (21) Declared Company: the Borrower or any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertaking or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee) is declared by the Minister for Finance to be a company to which Part IX of the Companies Act, Chapter 50 applies;

          (22) Analogous Event: any event occurs which, under the law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in paragraphs (5), (6), (8) or (10); or

          (23) Material Adverse Change: any event occurs or circumstances arise which the Majority Banks reasonably determine give(s) reasonable grounds for believing that the Borrower will not (or will be unable to) perform or comply with any one or more of its obligations under any Financing Document or that any Shareholder Obligor (other than a Shareholder Obligor which has discharged all its obligations under Clause 2(A) of the Shareholders Undertakings or ATI which has discharged all its obligations under the ATI Guarantee or HP which has discharged all its obligations under the HP Guarantee) will not (or will be unable
               to) perform or comply with any one or more of its obligations under the Financing Documents to which it is a party.

(B) Cancellation/Acceleration: (1) If at any time and for any (and whether within or beyond the control of any party to this Agreement) any Event of Default has occurred then at any time thereafter, while an Event of Default is continuing, the Agent may and, if so instructed by the Majority Banks, shall by notice to the Borrower:-

          (a) declare the Commitments to be cancelled, whereupon they shall be cancelled; and/or

          (b) declare all Advances, all unpaid accrued interest or fees and any other sum then payable under this Agreement to be immediately due and payable, whereupon they shall become so due and payable; and/or

          (c) demand from the Borrower payment of an amount equal to the Guarantee Outstanding Amount, whereupon the Borrower shall pay to the Agent such amount, which shall be held by the Agent for the account of the Guarantor Banks and applied towards the discharge of the obligations of the Borrower to the Guarantor Banks under or in connection with this Agreement. Without prejudice to the other provisions of this sub-paragraph (c) and any rights to which the Agent or any Guarantor Bank may be entitled, the Agent may:-

               (i) prepay on behalf of the Borrower or purchase itself or procure the purchase by a nominee of all or any of the obligations of the Guarantor Banks under the EDB Guarantee, and any such prepayment or purchase shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such prepayment or purchase;

               (ii) negotiate any compromise, release, discharge, reduction or retirement of all or any of the obligations of the Guarantor Banks under the EDB Guarantee and any payment made pursuant to the same shall be treated as a payment made pursuant to a demand by EDB under the EDB Guarantee and the provisions of Clause 5 shall apply to such payment; and

               (iii)     pay any amount received by it under sub-paragraph (c)
                         (ii) above to EDB in exchange for such payment of a release by EDB, to the extent of such payment, of the obligations of the Guarantor Banks under the EDB Guarantee, and the provisions of Clause 5 shall apply to such payment by the Guarantor Banks as if such payment had been made pursuant to a demand by EDB under the EDB Guarantee.

     (2) Without prejudice to any of the obligations of the Borrower under this Agreement (including, without limitation, the obligation of the Borrower to make any payment to the Agent and/or any of the Banks under paragraph (1) above), the Agent shall, within three Business Days after any request from the Borrower made at any time after the making of a declaration by the Agent under paragraph (1) above by reason of the occurrence of an event referred to in sub-Clause (A)(23) above, notify the Borrower of the grounds for the determination made by the Majority Banks referred to in that sub-Clause (A)(23).

18.       DEFAULT INTEREST

(A) Interest on Overdue Sums: If the Borrower does not pay any sum payable under this Agreement (including, without limitation, any sum payable under this Clause) when due, it shall pay interest on the amount from time to time outstanding in respect of that overdue sum, in the currency of that overdue sum, for the period beginning on its due date and ending on the date of its receipt by the Agent (both before and after judgment) in accordance with this Clause. For the purpose of this Clause, if any payment is received by the Agent on the due date, but after the time required by Clause 13(A) and too late to be made available by the Agent on that due date to the person(s) entitled to it under Clause 13(C), that payment shall be deemed to be received on the next Business Day.

(B) Default Interest Periods and Rates: Interest under this Clause shall be calculated by reference to successive Interest Periods, each of which (other than the first, which shall begin on the due date) shall begin on the last day of the previous one. Each such Interest Period shall be of one month or such other period as the Agent may from time to time select and (1) the rate of interest applicable to an overdue sum denominated in US Dollars for all or any part of a particular Interest Period relating to that overdue sum shall be the rate per annum equal to the sum of three per cent. and the rate which would be applicable to that overdue sum for (or, as the case may be, for that part of) that Interest Period under Clause 9(B) if that overdue sum were a non-overdue Advance and (2) the rate of interest applicable to any other overdue sum denominated in Singapore Dollars for all or any part of a particular Interest Period relating to that overdue sum shall, in respect of each person's share of that overdue sum on each day during that Interest Period, be the rate per annum equal to the sum of three per cent., the Margin and the cost to that person
(as certified by it to the Agent and expressed as a rate per annum) of funding its share (including, without limitation, the Swap Rate in relation to that overdue sum, except as follows:-

          (a) subject to the following exceptions, until the third Business Day after the Agent becomes aware of the relevant default, each Interest Period relating to the relevant overdue sum denominated in US Dollars shall be an "overnight" period beginning on one Business Day and ending on the next and the rate of interest for a particular "overnight" period shall be the rate per annum equal to the sum of three per cent., the Margin and the arithmetic mean (rounded up, if necessary, to the next 1/16 per cent.) of the respective rates quoted by each Reference Bank to the Agent on request as the rate at which it is offering "overnight" deposits for that period in amounts comparable to that overdue sum;

          (b) if the overdue sum is of principal of an Advance and becomes due otherwise than on an Interest Payment Date relating to that Advance, the first default Interest Period applicable to that overdue sum shall end on that Interest Payment Date and the rate of interest applicable to that sum for that Interest Period shall be the rate per annum equal to the sum of three per cent. and the rate applicable to it immediately before it became due; and

          (c) if any event equivalent to those mentioned in Clause 12(C) occurs in relation to any Interest Period applicable to an overdue sum, the rate of interest payable on each person's share of that sum for all or any part of that Interest Period shall be the sum of three per cent., the Margin and the cost to that person (as certified by it and expressed as a rate per annum) of funding its share during that Interest Period by whatever means it determines to be appropriate (including the cost occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements for the time being imposed on it by the relevant authority or authorities).

(C) Notification of Interest Rates: The Agent shall promptly notify the Borrower and the Banks of each rate of interest determined in accordance with sub-Clause (B).

(D) Payment and Compounding of Default Interest: (1) On the last day of each Interest Period, the Borrower shall pay the unpaid interest accrued during that Interest Period on the overdue sum to which it relates at the rate applicable for that Interest Period.

     (2) Interest accrued under this Clause on an overdue sum shall due on demand by the Agent but, if not previously demanded, shall be paid when due in accordance with paragraph (1). If not paid when due, the interest shall be added to that overdue sum and itself bear interest accordingly.

19.       INDEMNITIES

(A) Miscellaneous Indemnities: The Borrower shall on demand indemnify each of the Agent, the Arrangers and the Banks against any funding or other cost, loss, expense or liability sustained or incurred by it as a result of:-

          (1) an Advance not being made by reason of non-fulfilment of any of the conditions in Clause 6(A) or the Borrower purporting to revoke a notice requesting an Advance;

          (2)  the occurrence or continuance of any Event of Default; or

          (3) the receipt or recovery by any party (or the Agent on its behalf) of all or any part of an Advance or an overdue sum otherwise than on the last day of an Interest Period relating to that Advance or overdue sum.

(B) Broken Funding Costs: In the case of sub-Clause (A)(1) and (3) above, the amount payable shall in any event include the amount (if any) by which:-

          (1) the amount of interest which the relevant person is able to obtain by placing an amount equal to its share of the relevant Advance or overdue sum on deposit in the Singapore inter-bank market, for the remainder of the relevant Interest Period, as soon as reasonably practicable after it becomes aware that the relevant Advance is not being made or (as the case may be) of the relevant receipt or recovery, is less than:-

          (2) the amount of interest which, in accordance with the expressed terms of this Agreement, would otherwise be payable to that person on its share of that Advance for its first Interest Period or (as the case may be) on the relevant amount so received or recovered for the remainder of the relevant Interest Period.

(C) Currency Indemnity: (1) Any amount received or recovered by the Agent, any Arranger or any Bank in respect of any sum expressed to be due to it from the Borrower under or in connection with this Agreement in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Agreement (such currency being referred to as the "Currency of Account") whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction, in the winding-up of the Borrower or otherwise, shall only constitute a discharge to the Borrower to the extent of the amount in the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount of the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

     (2) If that amount in the Currency of Account is less than the amount of the Currency of Account due to the recipient under or in connection with this Agreement, the Borrower shall indemnify it against any loss sustained by it as a result. In any event, the Borrower shall indemnify the recipient against the cost of making any such purchase. For the purpose of this sub-Clause (C), it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

(D) Indemnities Separate: Each of the indemnities in this Agreement constitutes a separate and independent obligation from the other obligations in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Agent, any Arranger and/or any Bank and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Agreement or any other judgment or order.

20.       THE AGENT AND ARRANGERS

(A) Appointment of Agent: Each Bank irrevocably appoints the Agent to act as its agent for the purpose of the Financing Documents and authorises the Agent to take such action and exercise such rights, powers and discretions as are specifically delegated to the Agent by the Financing Documents and such other action, rights, powers and discretions as are reasonably incidental. However, the Agent may not begin any legal action or proceeding in the name of a Bank without its consent. The relationship between the Agent and the Banks is of agent and principal only. The Agent shall not be a trustee for any Bank, nor an agent or trustee for the Borrower, under or in relation to the Financing Documents.

(B)       Agent's Duties: The Agent shall:-

          (1) promptly send to each Bank details of each written communication received by it from the Borrower or any Shareholder Obligor under the Financing Documents, except that details of any written communication relating to a particular Bank shall be sent to that Bank only;

          (2) promptly send to each Bank a copy of any legal opinion delivered under this Agreement and of any document or information received by it under Clause 4 or 15;

          (3) subject to the other provisions of this Clause, act in accordance with any instructions from the Majority Banks or, if so instructed by the Majority Banks, refrain from exercising a right, power or discretion vested in it under the Financing Documents; and

          (4) have only those duties, obligations and responsibilities expressly specified in the Financing Documents.

(C)       Agent's Rights: The Agent may:-

          (1) perform any of its duties, obligations and responsibilities under the Financing Documents by or through its personnel or agents;

          (2) refrain from exercising any right, power or discretion vested in it under the Financing Documents until it has received instructions from the Majority Banks as to whether (and, if it is to be, the way in which) it is to be exercised and shall in all cases be fully protected when acting, or (if so instructed) refraining from acting, in accordance with instructions from the Majority Banks;

          (3) treat the Lending Bank which makes available any share of an Advance as the person entitled to repayment of that share unless all or part of it has been transferred (or the Agent has received a notice of the assignment of all or part of it) in accordance with Clause 25(C); and may act on any such transfer or notice until it is superseded by a further transfer or notice;

          (4) refrain from doing anything which would or might in its opinion be contrary to any law or any directive of any agency of any state or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law or directive;

          (5) assume that no Event of Default or Potential Event of Default has occurred unless an officer of the Agent, while active on the account of the Borrower or any Shareholder Obligor, acquires actual knowledge to the contrary; and

          (6) refrain from taking any step (or further step) to protect or enforce the rights of any person under the Financing Documents until it has been indemnified (or received confirmation that it will be so indemnified) and/or secured to its satisfaction against any and all costs, losses, expenses or liabilities (including legal fees) which it would or might sustain or incur as a result.

(D) Rights of the Agent and Arrangers: Each of the Agent and the Arrangers may:-

          (1) rely on any communication, certificate, legal opinion or other document believed by it to be genuine and assume that any person notified to it by the Borrower or any Shareholder Obligor as duly authorised to take any action contemplated by the Financing Documents remains so authorised until it has received notice to the contrary from the Borrower or such Shareholder (as the case may be);

          (2) rely as to any matter of fact which might reasonably be expected to be within the knowledge of the Borrower or any Shareholder Obligor on a statement by or on behalf of the Borrower or such Shareholder Obligor (as the case may be);

          (3) obtain and pay for such legal or other expert advice or services as may to it seem necessary or desirable and rely on any such advice;

          (4) retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

          (5) accept deposits from, lend money to, provide any advisory or other services to or engage in any kind of banking or other business with any party to the Financing Documents or any subsidiary or any associated company of any such party (and, in each case, may do so without liability to account).

(E) Exoneration of Agent and Arrangers: Neither the Agent nor the Arrangers nor any of their respective personnel or agents shall be:-

          (1) responsible for the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information in the Financing Documents or any notice or other document delivered under or in connection with the Financing Documents;

          (2) responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence of the Financing Documents or any such notice or other document;

          (3) obliged to enquire as to the occurrence or continuation of an Event of Default or Potential Event of Default; or

          (4) liable for anything done or not done by it or any of them under or in connection with the Financing Documents save in the case of its or their own gross negligence or wilful misconduct.

The Arrangers shall not have any duty, obligation or responsibility under or in connection with the Financing Documents.

For the purposes of this Clause, the Agent shall not be treated as having actual knowledge of any matter of which any shareholder of the Agent or any of its holding companies, subsidiaries or associated companies or the corporate finance department or any other division outside the department, division or team directly responsible for the management of the Commitments may become aware in the context of lending, corporate finance or advisory activities from time to time undertaken by the Agent for the Borrower.

(F) Agent as Bank: The Agent shall have the same rights and powers with respect to its Commitments (if any) and its Outstandings (if any) as any other Bank and may exercise those rights and powers as if it were not also acting as Agent.

(G) Non-Reliance on Agent and Arrangers: Each Bank confirms that it has itself been, and will at all times continue to be, solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, prospects, creditworthiness, status and affairs of the Borrower, the Shareholder Obligors and their respective subsidiaries and has not relied, and will not at any time rely, on the Agent, any Arranger and/or any other Bank:-

          (1) to provide it with any information relating to the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower or any other person, whether coming into its possession before or after the issue of the EDB Guarantee or the making of any Advance (except, in the case of the Agent, as stated in sub-Clause (B)); or

          (2) to check or enquire into the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information at any time provided by or on behalf of the Borrower, any Shareholder Obligor or any other person under or in connection with the Financing Documents (whether or not such information has been or is at any time circulated to it by the Agent and/or any Arranger); or

          (3) to assess or keep under review the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower, any Shareholder Obligor or any other person.

(H) Indemnity to Agent: To the extent that the Borrower does not do so on demand or is not obliged to do so, each Bank shall on demand indemnify the Agent in the proportion borne by its Outstandings to all the Outstandings at the relevant time (or, if there are then no Outstandings, in the proportion borne by its Commitment to the total Commitments) against any cost, expense or liability mentioned in Clause 23 or sustained or incurred by the Agent in complying with any instructions from the Majority Banks or otherwise sustained or incurred by it in connection with the Financing Documents or its duties, obligations and responsibilities under the Financing Documents except to the extent that they are sustained or incurred as a result of the negligence or wilful misconduct of the Agent or any of its personnel or agents.

(I) Resignation of Agent: Notwithstanding the irrevocable appointments in sub-Clause (A), the Agent may resign at any time (after consultation with the Borrower) if it gives at least 30 days' notice to the Borrower and the Banks. However, no resignation shall be effective until the successor has been appointed and accepted its appointment in accordance with this sub-Clause (I). The Majority Banks may appoint a successor to the resigning Agent but, if the successor has not been so appointed and accepted its appointment within 15 days after the date of the notice of resignation, the resigning Agent may appoint a successor Agent, which must be a reputable and experienced bank or financial institution with an office in Singapore. Any appointment of a successor must be in writing, signed by the person(s) appointing that successor and delivered to that successor. Any acceptance of such appointment must be in writing, signed by the person appointed and delivered to the person(s) appointing that successor. The other parties to this Agreement shall be promptly informed of the acceptance by a successor Agent. Upon the successor accepting its appointment, the resigning Agent shall be automatically discharged from any further obligation under this Agreement and its successor and each of the other parties to this Agreement shall have the same rights and obligations among themselves as they would have had if the successor had been the original Agent party to this Agreement. The resigning Agent shall provide its successor with (or with copies of) such records as its successor requires to carry out its duties under this Agreement.

(J) Transfer Notice: The Borrower, the Arrangers, the Security Trustee and each Bank (except for the Lending Bank and the New Lending Bank seeking the relevant transfer in accordance with Clause 25(C)) irrevocably authorise the Agent to sign each Transfer Notice on their behalf.

21.       THE SECURITY TRUSTEE

(A) Appointment of Security Trustee: Each Bank acknowledges that the Security Trustee will act as its trustee in connection with the Project Account Charge pursuant to the Trust Deed.

(B)       Security Trustee's Rights: The Security Trustee may:-

          (1) perform any of its duties, obligations and responsibilities under either of the Project Account Charge and the Trust Deed by or through its personnel or agents;

          (2) refrain from exercising any right, power or discretion vested in it under either of the Project Account Charge and the Trust Deed until it has received instructions from the Majority Banks as to whether (and, if it is to be, the way in which) it is to be exercised and shall in all cases be fully protected when acting, or (if so instructed) refraining from acting, in accordance with instructions from the Majority Banks;

          (3) refrain from doing anything which would or might in its opinion be contrary to any law or any directive of any agency of any state or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law or directive;

          (4) assume that no Event of Default or Potential Event of Default has occurred unless an officer of the Security Trustee, while active on the account of the Borrower or any Shareholder, acquires actual knowledge to the contrary;

          (5) refrain from taking any step (or further step) to protect or enforce the rights of any person under either of the Project Account Charge and the Trust Deed until it has been indemnified (or received confirmation that it will be so indemnified) and/or secured to its satisfaction against any and all costs, losses, expenses or liabilities (including legal fees) which it would or might sustain or incur as a result;

          (6) rely on any communication, certificate, legal opinion or other document believed by it to be genuine and assume that (a) any person notified to it by the Borrower as duly authorised to take any action contemplated by either of the Project Account Charge and the Trust Deed remains so authorised until it has received notice to the contrary from the Borrower and (b) any person notified to it by any Shareholder as duly authorised to take any action contemplated by either of the Project Account Charge and the Trust Deed remains so authorised until it has received notice to the contrary from such Shareholder;

          (7) rely as to any matter of fact which might reasonably be expected to be within the knowledge of the Borrower or any Shareholder on a statement by or on behalf of the Borrower or such Shareholder (as the case may be);

          (8) obtain and pay for such legal or other expert advice or services as may to it seem necessary or desirable and rely on any such advice;

          (9) retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

          (10) accept deposits from, lend money to, provide any advisory or other services to or engage in any kind of banking or other business with any party to this Agreement or either of the Project Account Charge and the Trust Deed or any subsidiary or any associated company of any such party (and, in each case, may do so without liability to account).

(D) Exoneration of Security Trustee: Neither the Security Trustee nor any of its personnel or agents shall be:-

          (1) responsible for the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information in any of the Financing Documents to which it is a party or any notice or other document delivered under or in connection with or any of the Financing Documents;

          (2) responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence (except the Security Trustee with respect to its own execution of any document or agreement) of any of the Financing Documents to which it is a party or any such notice or other document;

          (3) obliged to enquire as to the occurrence or continuation of an Event of Default or Potential Event of Default; or

          (4) liable for anything done or not done by it or any of them under or in connection with either of the Project Account Charge and the Trust Deed save in the case of its or their own negligence or wilful misconduct.

(E) Security Trustee as Bank: The Security Trustee shall have the same rights and powers with respect to its Commitment (if any) and its Outstandings (if any) as any other Bank and may exercise those rights and powers as if it were not also acting as Security Trustee.

(F) Non-Reliance on Security Trustee: Each Bank confirms that it has itself been, and will at all times continue to be, solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, prospects, creditworthiness, status and affairs of the Borrower, any Shareholder and their respective subsidiaries and has not relied, and will not at any time rely, on the Security Trustee:-

          (1) to provide it with any information relating to the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower, any Shareholder or any other person, whether coming into its possession before or after the issue of the EDB Guarantee or the making of any Advance; or

          (2) to check or enquire into the adequacy, accuracy, completeness or reasonableness of any representation, warranty, statement, projection, assumption or information at any time provided by or on behalf of the Borrower, any Shareholder or any other person under or in connection with any of the Financing Documents (whether or not such information has been or is at any time circulated to it by the Security Trustee); or

          (3) to assess or keep under review the business, operations, financial condition, prospects, creditworthiness, status or affairs of the Borrower, any Shareholder or any other person.

(G) Indemnity to Security Trustee: To the extent that the Borrower does not do so on demand or is not obliged to do so, each Bank shall on demand indemnify the Security Trustee in the proportion borne by the Singapore Dollar Equivalent of its Outstandings to all the Singapore Dollar Equivalent of the Outstandings at the relevant time (or, if there are no Outstandings, in the proportion borne by the Singapore Dollar Equivalent of its Commitment to the Singapore Dollar Equivalent of the total Commitments) against any cost, expense or liability sustained or incurred by the Security Trustee in complying with any instructions from the Majority Banks or otherwise sustained or incurred by it in connection with either of the Project Account Charge and the Trust Deed or its duties, obligations and responsibilities under either of the Project Account Charge and the Trust Deed, except to the extent that they are sustained or incurred as a result of the gross negligence or wilful misconduct of the Security Trustee or any of its personnel or agents.

(H) Retiring Security Trustee: If a successor to the Security Trustee is appointed under the provisions of the Trust Deed, the retiring Security Trustee shall remain entitled to the benefit of the provisions of this Clause.

22.       SET-OFF AND PRO RATA SHARING

(A) Set-Off: The Borrower authorises any other party to this Agreement to apply (without prior notice) any credit balance (whether or not then due) to which it is at any time beneficially entitled on any account at, any sum held to its order by and/or any liability of, any office of that party in or towards satisfaction of any sum then due from it to that party under this Agreement and unpaid and, for that purpose, to convert one currency into another (but so that nothing in this sub-Clause (A) shall be effective to create a charge). No party shall be obliged to exercise any of its rights under this sub-Clause (A), which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(B) Pro Rata Sharing: If at any time the proportion received or recovered (whether by direct payment, by exercise of any right of set-off, combination of accounts or lien, or otherwise) by any Bank in respect of the total sum which has become due to it from the Borrower under this Agreement before that time exceeds the proportion received or recovered by the Bank(s) receiving or recovering the smallest proportion (if any), then:-

          (1) within two Business Days after receiving a request from the Agent, that Bank shall pay to the Agent an amount equal to the excess;

          (2) the Agent shall distribute that payment as if it were paid by the Borrower; and

          (3) as between the Borrower and the Banks, that excess amount shall be treated as having been paid to the Banks to which (and in the proportions in which) it is distributed under paragraph (2), rather than as having been paid to that Bank.

Within two Business Days after any Bank receives or recovers any such sum otherwise than by payment through the Agent, that Bank shall notify the Agent of the amount and currency so received or recovered, how it was received or recovered and whether it represents principal, interest or other sums. If all or part of any amount so received or recovered by that Bank has to be refunded by it (with or without interest), each Bank to whom any part of that amount has been distributed shall (within two Business Days after receiving a request from that Bank) in turn pay to that Bank its proportionate share of the amount to be refunded and of any interest required to be paid by that Bank on that amount in respect of all or any part of the period from the date of the relevant distribution to the date of that payment to that Bank.

Any amount received or recovered by a Bank under a novation, assignment, sub-participation (or the like) shall be ignored for the purpose of this sub-Clause (B). Furthermore, a Bank shall not be obliged to share any amount which it has received or recovered as a result of taking legal proceedings with any other Bank which had an opportunity to participate in those legal proceedings but did not do so and did not take separate legal proceedings.

This sub-Clause (B) shall apply, with any necessary modifications, to any amount set-off under sub-Clause (A) by any party to this Agreement in respect of any sum due to any other party under this Agreement.

23.       EXPENSES AND STAMP DUTY

          Whether or not the EDB Guarantee is issued or any Advance is made under this Agreement, the Borrower shall pay:-

          (1) on demand, all costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent and/or the Arrangers in connection with the preparation, negotiation or entry into of the Financing Documents and/or any amendment of, supplement to or waiver in respect of the Financing Documents;

          (2) on demand, all costs and expenses (including legal fees on a full indemnity basis all goods and services, valued added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent, the Arrangers or any Bank in protecting or enforcing any rights under the Financing Documents and/or any such amendment, supplement or waiver; and

          (3) promptly, and in any event before any interest or penalty becomes payable, any goods and services, value added, stamp, documentary, registration or similar duty or tax payable in connection with the entry into, enforcement or admissibility in evidence of the Financing Documents and/or any such amendment, supplement or waiver, and shall indemnify the Agent, the Arrangers and the Banks against any liability with respect to or resulting from any delay in paying or omission to pay any such duty or tax.

24.       CALCULATIONS AND EVIDENCE

(A) Basis of Calculation: All interest (including default interest) and commitment fee shall accrue from day to day and shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

(B) Loan Accounts: The entries made in the accounts maintained by each Bank in accordance with its usual practice shall be prima facie evidence of the existence and amounts of the obligations of the Borrower recorded in them.

(C) Certificate Conclusive: A certificate by the Agent, any Arranger, the Security Trustee or any Lending Bank as to any sum payable to it under this Agreement, and any other certificate, determination, notification, opinion or the like of the Agent, any Arranger, the Security Trustee, any Bank or the Majority Banks provided for in this Agreement, shall be conclusive save for manifest error.

25.       BENEFIT OF AGREEMENT

(A) Benefit and Burden of Agreement: This Agreement shall benefit and be binding on the parties, any New Lending Bank in respect of which a Transfer Notice becomes effective in accordance with sub-Clause (C), their respective assignees and their respective successors. Any reference in this Agreement to any party shall be construed accordingly.

(B) Borrower: The Borrower may not assign or transfer all or part of its rights or obligations under this Agreement.

(C) Banks: (1) Any Lending Bank may at any time transfer all or part of its Outstandings or all or part of its Term Commitment to any person without the consent of any party (but such Lending Bank shall give to the Borrower prior notice of such transfer). Any such transfer shall be made by delivering to the Agent a duly completed and executed Transfer Notice. On receipt of such a notice, the Agent shall countersign it for and on behalf of itself and the other parties to this Agreement and, subject to the terms of that Transfer Notice:-

          (a) to the extent that in that Transfer Notice the relevant Lending Bank seeks to novate its Outstandings and/or its Term Commitment, the Borrower and that Lending Bank shall each be released from further obligations to each other and their respective rights against each other shall be cancelled (such rights and obligations being referred to as "discharged rights and obligations");

          (b) the Borrower and the relevant New Lending Bank shall each assume new obligations towards each other and/or acquire new rights against each other which differ from the discharged rights and obligations only insofar as the Borrower and that New Lending Bank have assumed and acquired the same in place of the Borrower and that Lending Bank; and

          (c) the New Lending Bank and the other parties to this Agreement (other than the Borrower) shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had that New Lending Bank been an original party to this Agreement as a Lending Bank with the rights and/or obligations acquired or assumed by it as a result of that novation (and, to that extent, the original Lending Bank and those other parties shall each be released from further obligations to each other).

     (2) On the date on which a transfer takes effect pursuant to paragraph (1), the New Lending Bank in respect of such transfer shall pay to the Agent for its own account a transfer fee of S$500. If any New Lending Bank fails to pay any transfer fee payable by it under this paragraph (2) on its due date, the Agent may at any time deduct an amount equal to such fee from any moneys from time to time held by the Agent for account of such New Lending Bank.

     (3) Any Bank may at any time assign all or part of its Outstandings to any person without the consent of any party (but such Bank shall give to the Borrower prior notice of such assignment).

     (4) The Borrower shall not be liable for any costs or expenses which may be incurred in connection with any assignment or transfer of the Outstandings or the Term Commitments.

(D) Disclosure of Information: The Agent, any Arranger, the Security Trustee or any of the Banks may disclose on a confidential basis to any other party to the Financing Documents or any of its other branches or its headquarters or to an actual or potential New Lending Bank, assignee, sub-participant or the like such information about the Borrower or any other person as it may think fit and may disclose to any other person such information about the Borrower with the prior consent in writing of the Borrower (Provided that, at any time and from time to time after the making of a declaration under Clause 17(B), (1) no such consent will be required for any such disclosure and
(2) the Agent, the relevant Arranger, the Security Trustee or the relevant Bank making any such disclosure shall, if practicable, consult with the Borrower prior to making any such disclosure and shall consider in good faith any request from the Borrower to the Agent, such Arranger, the Security Trustee or such Bank not to make any such disclosure or to delay making any such disclosure).

(E) Limitation on Certain Obligations of Borrower: If, at the time of any assignment or transfer by a Lending Bank, circumstances exist which would oblige the Borrower to pay to the New Lending Bank under Clause 11(B) or 12(B) any sum in excess of the sum (if any) which it would have been obliged to pay to that Lending Bank under the relevant Clause in the absence of that assignment or transfer, the Borrower shall not be obliged to pay that excess.

26.             REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

(A) No Implied Waivers: No failure on the part of the Agent, any Arranger, the Security Trustee or any Bank to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).

(B) Amendments, Waivers and Consents: Any provision of this Agreement may be amended or supplemented only if the Borrower and the Majority Banks so agree in writing and any Event of Default, Potential Event of Default, provision or breach of any provision of this Agreement may be waived before or after it occurs only if the Majority Banks so agree in writing but:-

                (1) an amendment, supplement or waiver which puts one or more Banks in a better or worse position than one or more other Banks or changes or relates to (a) the amount of the Available Facility or any Bank's Commitment or Available Term Commitment, (b) the Commitment Termination Date, (c) the amount or currency of the Advances, (d) the amount or date of any repayment instalment, (e) the length of Interest Periods, (f) the rate or dates of payment of interest,
                        (g) the amount or date(s) of payment of any fee payable under Clause 10, (h) the currency of any payment,
                        (i) the definition of "Majority Banks", (j) this sub-Clause (B) or (k) any Clause which by its terms requires the consent of all the Banks, shall require the agreement of all the Banks and (in the case of an amendment or supplement) the Borrower also; and

                (2) an amendment, supplement or waiver which changes or relates to the rights and/or obligations of the Agent, the Security Trustee or any Arranger shall require its agreement also.

Any consent by the Agent, any Arranger, the Security Trustee, any Bank or the Majority Banks under any provision of this Agreement must also be in writing. Any such waiver or consent may be given subject to any conditions thought fit by the person giving it and shall be effective only in the instance and for the purpose for which it is given.

27.             COMMUNICATIONS

(A) Addresses: Each communication under this Agreement shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agent (or, in the case of the Agent, by it to each other party) for the purpose of this Agreement. The initial fax number, telex number, address and person (if any) so designated by each party are set out under its name at the end of this Agreement. Any communication or document from or to the Borrower under this Agreement shall be sent to, by or through the Agent.

(B) Deemed Delivery: Any communication from the Borrower shall be irrevocable, and shall not be effective until received by the Agent. Any other communication from one party to another party shall be deemed to be received by such other party (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) or within two days after being sent by prepaid post addressed to it at that address.

28.             PARTIAL INVALIDITY

                The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

29.             NATURE OF RIGHTS AND OBLIGATIONS

(A) Liability Several: The liability of the Banks is several. No party to this Agreement shall be responsible for the obligations of any other party. The failure of a Bank to perform its obligations shall not release any other party from its obligations.

(B) Rights Several: The rights of the Banks are also several. The amount at any time owing by the Borrower to any party under this Agreement shall be a separate and independent debt from the amount owing to any other party. Each party shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any Arranger, the Agent, the Security Trustee or any Bank to be joined as an additional party in any proceedings for this purpose.

30.             GOVERNING LAW

                This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

                                S C H E D U L E  1


                              BANKS AND COMMITMENTS


               Part A - Guarantor Banks and Guarantee Commitments

GUARANTOR BANK                                GUARANTEE COMMITMENT
--------------                                --------------------
ABN AMRO Bank, N.V.,
 Singapore Branch                                  S$37,400,000

Bayerische Landesbank Girozentrale,
 Singapore Branch                                  S$37,400,000

Citibank, N.A.,
 Singapore                                         S$37,400,000

Overseas Union Bank Limited                        S$40,700,000

The Sumitomo Bank, Limited,
 Singapore Branch                                  S$37,400,000

The Sanwa Bank Limited,
 Singapore Branch                                  S$16,500,000

The Bank of Tokyo-Mitsubishi, Ltd.,
 Singapore Branch                                  S$15,000,000

Danske A/S
(formerly known as Den Danske Bank Aktieselskab,
 Singapore Branch)                                 S$15,000,000
                                                  -------------
                                                  S$236,800,000
                                                  =============

                  Part B - Lending Banks and Term Commitments

LENDING BANK                                      TERM COMMITMENT
------------                                      ---------------
ABN AMRO Bank, N.V.,
 Singapore Branch                                 US$24,000,000

Bayerische Landesbank Girozentrale,
 Singapore Branch                                 US$24,000,000

Citibank, N.A.,
 Singapore                                        US$24,000,000

Overseas Union Bank Limited                       US$28,400,000

The Sumitomo Bank, Limited,
 Singapore Branch                                 US$24,000,000

The Bank of Tokyo-Mitsubishi, Ltd.,
 Singapore Branch                                 US$8,800,000

Danske Bank A/S
(formerly known as Den Danske Bank Aktieselskab,
 Singapore Branch)                                US$10,000,000

                                                  --------------
                                                  US$143,200,000
                                                  ==============

                                S C H E D U L E  2

                             FORM OF TRANSFER NOTICE


To: ABN AMRO Bank N.V.,
    Singapore Branch,
    63, Chulia Street,
    Singapore 049514.

Attention: [name and title of relevant person]

                       Chartered Silicon Partners Pte Ltd
                                Credit Agreement
                    dated 12th March, 1998 as supplemented by
           the First Supplemental Agreement dated 14th December, 1998, the Second Supplemental Agreement dated 9th November, 1999 and the Third Supplemental Agreement dated [  ], 2000

1.              This Transfer Notice relates to the above Credit Agreement.
Terms defined in the Credit Agreement have the same meaning in this Transfer Notice.

2. The undersigned Existing Lending Bank confirms that, to the extent details appear below under the heading "Rights and/or Obligations to be Transferred", those details accurately summarise the rights and/or obligations which are to be novated and which are, upon delivery of this Transfer Notice to the Agent (but subject to 3 below), cancelled and discharged in accordance with Clause 25(C) of the Credit Agreement.

3. The undersigned New Lending Bank agrees that it assumes and acquires new rights and/or obligations in accordance with Clause 25(C) of the
Credit Agreement on and with effect from [     ], 19[  ] [subject only to the
Agent's having received tested telex confirmation from [     ] that the sum of
[     ] has been credited to the Existing Lending Bank's account with [     ]
for value that date].

4.              The undersigned New Lending Bank:-

                (1) confirms that, until further notice, its lending office and details for communications are as set out below;

                (2) agrees to perform and comply with the obligations expressed to be imposed on it by Clause 25(C) of the Credit Agreement as a result of this Transfer Notice taking effect; and

                (3) if not already a Lending Bank, appoints the Agent to act as its agent as provided in the Credit Agreement and agrees to be bound by the Credit Agreement (including, but not limited to, Clause 20 and particularly, but not limited to, Clauses 20(E), (G) and (H)).

5. The above confirmations and agreements are given to and for the benefit of and made with each of the other parties to the Credit Agreement.

6. This Transfer Notice shall be governed by, and construed in accordance with, the laws of Singapore.

Existing Lending Bank

Name:

By:
     Authorised Signatory

Date:                   19

New Lending Bank

Name:

By:
     Authorised Signatory

Date:                   19

Lending Office

Address:

Fax Number:

Telex Number:

Attention:

Rights and/or Obligations to be Transferred

1.  Existing Lending Bank's Term Commitment to be novated:

2.  Existing Lending Bank's Outstandings to be novated:

Agent

Agreed for and on behalf of itself as Agent and the other parties to the Credit Agreement.

Name:

By:
    Authorised Signatory

Date:                   19

                                S C H E D U L E  3

                              CONDITIONS PRECEDENT

1. A certified copy of each of (1) the certificate of incorporation of the Borrower, (2) the Memorandum and Articles of Association of the Borrower, (3) the certificate of incorporation (or equivalent) of each Shareholder and (4) the Memorandum and Articles of Association (or equivalent) of each Shareholder.

2. A copy, certified true by an authorised officer of the Borrower as being in full force and effect on the date thereof, of:-

                (1) all actions required to be taken by the Borrower (a) authorising the entry into of the Financing Documents and (b) authorising appropriate persons to execute and deliver the Financing Documents on behalf of the Borrower and to take any action contemplated in the Financing Documents; and

                (2) all necessary consents required by the Borrower for the execution, delivery and performance of the Financing Documents or, if no such consents are necessary, a certificate to that effect from a person duly authorised by the Borrower so to certify.

3. Specimen signatures of the respective persons referred to in paragraph 2 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

4. A copy, certified true by an authorised officer of each Shareholder as being in full force and effect on the date thereof, of:-

                (1)     all actions required to be taken by that Shareholder
                        (a) authorising the entry into of the Shareholders Undertaking and (b) authorising appropriate persons to execute and deliver the Shareholders Undertaking on behalf of that Shareholder and to take any action contemplated in the Shareholders Undertaking; and

                (2) all necessary consents required by that Shareholder for the execution, delivery and performance of the Shareholders Undertaking or, if no such consents are necessary, a certificate to that effect from a person duly authorised by that Shareholder so to certify.

5. Specimen signatures of the respective persons referred to in paragraph 4 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

6.              A certified copy of the following consents for the Project:-

                (1) the permission to carry out earthworks from the Urban Renewal Authority; and

                (2) the permit for the commencement of piling, the notice of approval - sub-structure, the notice of approval - super-structure and the permit for commencement of building work from the Building Control Department.

7. The Shareholders Undertaking duly executed by the Shareholders, the Borrower and the Agent.

8. Evidence of the acceptance by the process agent appointed in Clause 14(E) of the Shareholders Undertaking of its appointment as such for the purpose of the Shareholders Undertaking.

9. Legal opinions dated on or after the date of this Agreement from:-

                (1) Nauta Dutilh, legal advisers in the Netherlands to the Agent, the Arrangers and the Banks, as to such matters of the laws of the Netherlands relevant to the Shareholders Undertaking as the Agent may request; and

                (2) Allen & Gledhill, legal advisers in Singapore to the Agent, the Arrangers and the Banks, as to such matters of Singapore law relevant to the Financing Documents as the Agent may request.

10. The completed Drawdown Schedule (the particulars of which must be acceptable to the Agent).

11.             A certified copy of the Joint Venture Agreement.

12. A certified copy of the letter of undertaking dated 13th March, 1997 issued by HP to CSM and EDBI for the obligations of HPE under the Joint Venture Agreement.

                                S C H E D U L E  4

                   FORM OF REQUEST FOR ISSUE OF EDB GUARANTEE

To: ABN AMRO Bank N.V.,
    Singapore Branch,
    63, Chulia Street,
    Singapore 049514.

For the attention of: [name and title of relevant person]

Dear Sirs,

                       Chartered Silicon Partners Pte Ltd
                                Credit Agreement
                    dated 12th March, 1998 as supplemented by
           the First Supplemental Agreement dated 14th December, 1998, the Second Supplemental Agreement dated 9th November, 1999 and the Third Supplemental Agreement dated [  ], 2000

                We refer to the above Credit Agreement between (1) ourselves, as Borrower, (2) yourselves, Bayerische Landesbank Girozentrale, Singapore Branch, Citibank, N.A., Overseas Union Bank Limited and The Sumitomo Bank, Limited, Singapore Branch, as Arrangers, (3) the Guarantor Banks named therein, as Guarantor Banks, (4) the Lending Banks named therein, as Lending Banks, (5) yourselves, as Agent, and (6) yourselves, as Security Trustee. Terms defined in the Credit Agreement have the same meaning in this notice.

                We give you notice that we request the EDB Guarantee to be issued by the Guarantor Banks under the Credit Agreement as follows:-

                (1)  Amount: S$

                (2)  Issue Date:             , 19    (or, if that is not a
                                     Singapore Business Day, the next succeeding
                                     Singapore Business Day)

                (3)  Expiry Date:

                We confirm that no Event of Default or Potential Event of Default has occurred or will occur as a result of the issue of the EDB Guarantee we represent and warrant that the representations and warranties contained in Clause 14 of the Credit Agreement have been complied with and would be correct in all respects if repeated today by reference to the circumstances now existing and we confirm that all the undertakings on our part contained in Clauses 15 and 16 of the Credit Agreement have been fully performed and observed by us.

                Dated                , 1998.

                                                      Yours faithfully,
                                                    For and on behalf of
                                             CHARTERED SILICON PARTNERS PTE LTD



                                             By:
                                                -------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------

                                S C H E D U L E  5

                           FORM OF REQUEST FOR ADVANCE

To: ABN AMRO Bank N.V.,
    Singapore Branch,
    63, Chulia Street,
    Singapore 049514.

For the attention of: [name and title of relevant person]


Dear Sirs,

                       Chartered Silicon Partners Pte Ltd
                                Credit Agreement
                    dated 12th March, 1998 as supplemented by
           the First Supplemental Agreement dated 14th December, 1998, the Second Supplemental Agreement dated 9th November, 1999 and the Third Supplemental Agreement dated [  ], 2000

                We refer to the above Credit Agreement between (1) ourselves, as Borrower, (2) yourselves, Bayerische Landesbank Girozentrale, Singapore Branch, Citibank, N.A., Overseas Union Bank Limited and The Sumitomo Bank, Limited, Singapore Branch, as Arrangers, (3) the Guarantor Banks named therein, as Guarantor Banks, (4) the Lending Banks named therein, as Lending Banks, (5) yourselves, as Agent, and (6) yourselves, as Security Trustee. Terms defined in the Credit Agreement have the same meaning in this notice.

                We give you notice that we request an Advance to be made to us under the Credit Agreement as follows:-

                (1)  Amount: US$

                (2)  Date of Advance:                  , 19    (or, if that is
                                                  not a Business Day, the next
                                                  succeeding Business Day)

                We confirm that no Event of Default or Potential Event of Default has occurred or will occur as a result of the making of the above Advance, we represent and warrant that the representations and warranties contained in Clause 14 of the Credit Agreement have been complied with and would be correct in all respects if repeated today by reference to the circumstances now existing and we confirm that all the undertakings on our part contained in Clauses 15 and 16 of the Credit Agreement have been fully performed and observed by us.

                You are requested to make the proceeds of this Advance available to us by credit to our account with [details of bank account] in New York City.

                Dated     , 19   .

                                                     Yours faithfully,
                                                   For and on behalf of
                                             CHARTERED SILICON PARTNERS PTE LTD



                                             By:
                                                -------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------

                               S C H E D U L E  6

                            FORM OF DRAWDOWN SCHEDULE

       (1)                                  (2)                          (3)
UTILISATION PERIOD                 AVAILABLE EDB AMOUNT         AVAILABLE TERM AMOUNT
------------------                 --------------------         ---------------------
(1)      1st July, 1998 to                          S$0                 US$18,750,000
         30th September, 1998

(2)      1st October, 1998 to              S$10,000,000                 US$53,130,000
         31st December, 1998

(3)      1st January, 1999 to              S$20,000,000                 US$18,750,000
         31st March, 1999

(4)      1st April, 1999 to                S$65,000,000                 US$31,250,000
         30th June, 1999

(5)      1st July, 1999 to                S$110,000,000                 US$21,320,000
         30th September, 1999

(6)      1st October, 1999 to              S$31,800,000                          US$0
         31st December, 1999

(7)      1st January, 2000 to
         31st March, 2000                           S$0                          US$0

(8)      1st April, 2000 to
         30th June, 2000                            S$0                          US$0

(9)      1st July, 2000 to
         30th September, 2000                       S$0                          US$0
                                                                        -------------
                                                                        S$236,800,000
                                                                        =============

(10)     1st October, 2000 to
         31st December, 2000                                                     US$0
                                                                      ---------------
                                                                      US$143,200,000"
                                                                      ===============

                                A P P E N D I X  A

                              FORM OF EDB GUARANTEE


To:  Economic Development Board

1. We refer to an EDB Loan Agreement (the "EDB Loan Agreement") dated [ ], 1998 made between yourselves and Chartered Silicon Partners Pte Ltd (the "Borrower") pursuant to which you have agreed to make available to the Borrower a loan facility in an aggregate amount not exceeding S$450,000,000.

2. In consideration of your agreeing subject, inter alia, to the delivery of this Guarantee to enter into and accept liabilities under the EDB Loan Agreement and subject to the due observance of the provisions of Clause 5 of the EDB Loan Agreement, we, the Guarantor Banks whose names appear in the signature pages hereto unconditionally and irrevocably:-

                (1) guarantee the payment by the Borrower of each amount which may from time to time fall due to yourselves from the Borrower in respect of:-

                        (a) payments of principal advanced under the EDB Loan Agreement up to a maximum aggregate amount at any time equal to the Maximum Principal Liability (as defined below) at that time;

                        (b) payments of interest under Clause 7.2 of the EDB Loan Agreement but not including default interest under Clause 7.5 of the EDB Loan Agreement, up to a maximum aggregate amount at any time being the lesser of six months interest and the Maximum Interest Liability (as defined below) at that time; and

                        (c)      payments of default interest under Clause
                                 7.5 of the EDB Loan Agreement, up to a
                                 maximum aggregate amount at any time equal to the Maximum Default Interest Liability (as defined below) at that time,

                        and agree to pay to yourselves, within three Business Days (as such term is defined in the EDB Loan Agreement) of demand by yourselves, unless such demand is made on a day which is not a business day or after 12.00 noon on any Business Day, in which event payment shall be made within three Business Days from the next immediately succeeding Business Day:-

                        (i) any and every sum or sums of money which the Borrower shall at any time be liable to pay to yourselves under or pursuant to the EDB Loan Agreement by way of principal and shall fail to pay on the due date therein provided up to the Maximum Principal Liability at that time;

                        (ii) any and every sum or sums which the Borrower shall at any time be liable to pay to yourselves under or pursuant to Clause 7.2 of the EDB Loan Agreement by way of interest (but excluding default interest under Clause
                                 7.5 thereof), and shall fail to pay on the due date therein provided up to the lesser of six months interest and the Maximum Interest Liability at that time; and

                        (iii) any and every sum or sums which the Borrower shall at any time be liable to pay to yourselves under or pursuant to the EDB Loan Agreement by way of default interest under Clause 7.5 thereof, and shall fail to pay on the due date therein provided up to the Maximum Default Interest Liability at that time; and

                (2) agree as a primary obligation to indemnify yourselves on demand from and against any loss, cost or expense incurred by yourselves as a result of the obligations guaranteed pursuant hereto being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to yourselves, the amount of such loss being the amount which you would otherwise have been entitled to recover from ourselves.

3. The liability of each of us in respect of any sum at any time due to you hereunder is several and shall be limited to the fraction of such sum which appears opposite our respective names in Schedule 1 hereto.

4. The total amount at any time payable by us hereunder shall not exceed the Maximum Aggregate Liability (as defined below) at that time. Notwithstanding the foregoing, the total amount at any time payable by us hereunder in respect of interest under Clause 7.2 of the EDB Loan Agreement shall not exceed the lesser of six months interest and the Maximum Interest Liability at that time, the total amount at any time payable by us hereunder in respect of default interest under Clause 7.5 of the EDB Loan Agreement shall not exceed the Maximum Default Interest Liability at that time and the total amount at any time payable by us hereunder in respect of principal shall not exceed the Maximum Principal Liability at that time, Provided that this Guarantee shall not extend to any advances made by yourselves to the Borrower at any time after you have received notice from ABN AMRO Bank N.V., Singapore Branch (the "Agent") of the occurrence of an Event of Default (as defined in the Credit Agreement dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers named therein, as arrangers, (3) ourselves, as guarantor banks, (4) the Lending Banks named therein, as lending banks, and (5) the Agent, as agent).

5.              In this Guarantee:-

                "Maximum Aggregate Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (2) of Schedule 2 hereto;

                "Maximum Interest Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (3) of Schedule 2 hereto;

                "Maximum Default Interest Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (4) of Schedule 2 hereto;

                "Maximum Principal Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (5) of Schedule 2 hereto; and

                "Relevant Periods" means each of the periods specified as a Relevant Period in column (1) of Schedule 2 hereto.

6. We each represent and warrant that we have full power to enter into this Guarantee and have taken all necessary steps to authorise its execution on our behalf and have obtained all necessary governmental and other consents required to enable us each to perform our obligations hereunder and that this Guarantee is legal, valid and binding on each of us.

7.              This Guarantee shall be a continuing security and accordingly
(1) shall extend to cover the balance of principal due at any time from the Borrower to you and (2) shall not be discharged by any intermediate payment or settlement of account between the Borrower and yourselves.

8.      (1)     If any sum due and payable by any of us hereunder or under any order or judgment given or made in relation hereto has to be converted from the currency (the "First Currency") in which the same is payable hereunder or under such order or judgment into another currency (the "Second Currency") for the purpose of (a) making or filing a claim or proof against us whether in our liquidation or otherwise, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto, that such of us that is so obliged to pay such sum shall indemnify and hold harmless each of the persons to whom such sum is due and payable from and against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the First Currency into the Second Currency and (ii) the rate or rates of exchange at which such person may in the ordinary course of business purchase the First Currency with the Second Currency upon receipt by it of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

        (2) The foregoing indemnity shall constitute a separate obligation distinct from our other respective obligations hereunder and shall survive the giving or making of any order or judgment in relation to all or any of such other obligations.

9. Each time you make an advance to the Borrower pursuant to the provisions of the EDB Loan Agreement or receive a repayment or prepayment of principal thereunder, upon request by the Borrower, you shall notify us in writing of the principal amount and date of such advance or, as the case may be, repayment or prepayment, and of the then revised outstanding balance of principal. We hereby agree that a certificate from yourselves as to the amount due from the Borrower by way of principal or interest under the EDB Loan Agreement at the date of such certificate shall, in the absence of manifest error, be conclusive and binding on us for all purposes and we further agree to cause the Agent to promptly notify you of the occurrence of any Event of Default under the Credit Agreement whereby the Advances made thereunder are declared immediately due and payable.

10. Any demand to be made on us hereunder shall be made by telex or letter to our agent, ABN AMRO Bank N.V., Singapore Branch (the "Agent"), at 63, Chulia Street, Singapore 049514, Telex Number RS 24396 and shall specify whether such demand is made in respect of principal or interest and, if both, the respective amounts of such claim and, where such demand is made in respect of interest, the period in respect of which such claim is made. Such demand shall also specify, if relevant, the provision of Clause 15.2 pursuant to which indebtedness under the EDB Loan Agreement was accelerated. You shall be entitled to make any number of demands on us hereunder.

11. This Guarantee shall remain in full force and effect until the earlier of (1) the date on which you certify that there is no amount owing, due or payable by the Borrower to yourselves by way of principal under the EDB Loan Agreement and no amounts of interest accrued but unpaid, a copy of which certification shall be sent to the Agent, and (2) 30th June, 2006 or, if such day is not a Business Day, the immediately preceding Business Day.

12. This Guarantee may be executed by each party hereto on separate counterparts, each of which shall be binding on such party and all of which shall constitute one and the same document.

13. This Guarantee shall be governed by, and construed in accordance with, the laws of Singapore.

                I N  W I T N E S S  W H E R E O F  this Guarantee has been
entered into on       , 1998.



ABN AMRO BANK N.V., SINGAPORE BRANCH,


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



CITIBANK, N.A., SINGAPORE


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

OVERSEAS UNION BANK LIMITED,


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH,


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



THE SANWA BANK LIMITED, SINGAPORE BRANCH


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



DEN DANSKE BANK AKTIESELSKAB,
 SINGAPORE BRANCH


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

                                S C H E D U L E  1


GUARANTOR BANK                                               FRACTION
--------------                                              ----------
(1)      ABN Amro Bank N.V.,
          Singapore Branch                                  37.4/236.8

(2)      Bayerische Landesbank Girozentrale,
          Singapore Branch                                  37.4/236.8

(3)      Citibank, N.A.,
          Singapore                                         37.4/236.8

(4)      Overseas Union Bank Limited                        40.7/236.8

(5)      The Sumitomo Bank, Limited,
          Singapore Branch                                  37.4/236.8

(6)      The Sanwa Bank Limited,
          Singapore Branch                                  16.5/236.8

(7)      The Bank of Tokyo-Mitsubishi, Ltd.,
          Singapore Branch                                    15/236.8

(8)      Den Danske Bank Aktieselskab,
          Singapore Branch                                    15/236.8

                               S C H E D U L E  2

=======================================================================================================================
                                  MAXIMUM AGGREGATE      MAXIMUM INTEREST       MAXIMUM DEFAULT       MAXIMUM PRINCIPAL
RELEVANT PERIOD                      LIABILITY             LIABILITY          INTEREST LIABILITY          LIABILITY
-----------------------------------------------------------------------------------------------------------------------
Date of first advance under
the EDB Loan Agreement to X*
                                     236,800,000             4,796,023             6,308,774             225,695,203
-----------------------------------------------------------------------------------------------------------------------
X + 1 day
to X + six months                    213,366,365             4,556,222             5,684,460             203,125,683
-----------------------------------------------------------------------------------------------------------------------
X + six months + 1 day to X
+ 12 months                          189,686,366             4,076,620             5,053,583             180,556,163
-----------------------------------------------------------------------------------------------------------------------
X + 12 months + 1 day to X
+ 18 months                          166,006,365             3,597,017             4,422,705             157,986,643
-----------------------------------------------------------------------------------------------------------------------
X + 18 months + 1 day to X
+ 24 months                          142,326,366             3,117,415             3,791,828             135,417,123
-----------------------------------------------------------------------------------------------------------------------
X + 24 months + 1 day to X
+ 30 months                          118,646,367             2,637,813             3,160,951             112,847,603
-----------------------------------------------------------------------------------------------------------------------
X + 30 months + 1 day to X
+ 36 months                           94,966,366             2,158,210             2,530,073              90,278,083
-----------------------------------------------------------------------------------------------------------------------
X + 36 months + 1 day to X
+ 42 months                           71,286,367             1,678,608             1,899,196              67,708,563
-----------------------------------------------------------------------------------------------------------------------
X + 42 months + 1 day to X
+ 48 months                           47,606,367             1,199,006             1,268,318              45,139,043
-----------------------------------------------------------------------------------------------------------------------
X + 48 months + 1 day to
earlier of (X + 54 months and
=======================================================================================================================


=======================================================================================================================
                                  MAXIMUM AGGREGATE      MAXIMUM INTEREST       MAXIMUM DEFAULT       MAXIMUM PRINCIPAL
RELEVANT PERIOD                      LIABILITY             LIABILITY          INTEREST LIABILITY          LIABILITY
-----------------------------------------------------------------------------------------------------------------------

30th June, 2006)                      23,926,368              719,404               637,441              22,569,523
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================

------------
* "X" means the date of the first repayment of principal under the EDB Loan Agreement (being not later than 31st March, 2002).

                             A P P E N D I X  B


                        FORM OF SHAREHOLDERS UNDERTAKING


                                  DATED [    ]


                       CHARTERED SILICON PARTNERS PTE LTD
                                   as Borrower


                        AGILENT TECHNOLOGIES EUROPE B.V.
                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                             EDB INVESTMENTS PTE LTD
                                 as Shareholders


                                     - and -


                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    as Agent




                 -----------------------------------------------


                            SHAREHOLDERS UNDERTAKING


                ------------------------------------------------


                                ALLEN & GLEDHILL,
                           36, Robinson Road, #18-01,
                                   City House,
                                Singapore 068877.

                                 C O N T E N T S

CLAUSE                 HEADING                                                   PAGE
------                 -------                                                   ----

   1.                  INTERPRETATION                                             93

   2.                  UNDERTAKINGS BY SHAREHOLDERS                               95

   3.                  SUBORDINATION                                              96

   4.                  AGREEMENT BY BORROWER AND SHAREHOLDERS                     97

   5.                  REPRESENTATIONS AND WARRANTIES                             98

   6.                  UNDERTAKINGS                                              101

   7.                  PAYMENTS                                                  103

   8.                  NATURE OF RIGHTS AND OBLIGATIONS                          104

   9.                  EXPENSES                                                  106

  10.                  BENEFIT OF AGREEMENT                                      106

  11.                  WAIVERS                                                   107

  12.                  COMMUNICATIONS                                            107

  13.                  PARTIAL INVALIDITY                                        108

  14.                  GOVERNING LAW AND JURISDICTION                            108

                       APPENDIX -- INFORMATION PACK

     T H I S   A G R E E M E N T  is originally made on [      ], 1998
B E T W E E N:-

(1)       CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");


(2) AGILENT TECHNOLOGIES EUROPE B.V. ("ATE"), CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM") and EDB INVESTMENTS PTE LTD ("EDBI"); and

(3) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks defined below (in such capacity, the "Agent", which expression shall include any of its successors in such capacity).

          W H E R E A S:-

(A) By a Credit Agreement (the Credit Agreement as amended by the First Supplemental Agreement (as defined below), the Second Supplemental Agreement (as defined below) and the Third Supplemental Agreement (as defined below), collectively, the "Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) ABN AMRO Bank N.V., Singapore Branch, Bayerische Landesbank Girozentrale, Singapore Branch, Citibank, N.A., Singapore Branch, Overseas Union Bank Limited and The Sumitomo Bank, Limited, Singapore Branch, as arrangers, (3) the Guarantor Banks named therein (the "Guarantor Banks"), as guarantor banks, (4) the Lending Banks named therein (the "Lending Banks"), as lending banks, (5) the Agent, as agent, and (6) ABN AMRO Bank N.V., Singapore Branch (the "Security Trustee"), as security trustee, the Guarantor Banks agreed to grant to the Borrower a S$236,800,000 guarantee facility and the Lending Banks agreed to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) (1) CSM is the legal and beneficial owner of 51 per cent. of the issued shares in the capital of the Borrower.

     (2) EDBI is the legal and beneficial owner of 19 per cent. of the issued shares in the capital of the Borrower.

     (3) On 9th November, 1999, ATE will be 100 per cent. legally and beneficially owned by Hewlett-Packard World Trade, Inc ("HPWT") which is in turn 100 per cent. legally and beneficially owned by Hewlett-Packard Company ("HP"). On 11th November, 1999, ATE will be 100 per cent. legally and beneficially owned by Agilent Technologies World Trade, Inc. ("ATWT") which will be 100 per cent. legally and beneficially owned by HPWT and pursuant to a transfer on the same day ATWT will then be 100 per cent. owned by HP. On 15th November, 1999, ATE will be 100 per cent. legally and beneficially owned by ATWT, which will be 100 per cent. owned by Agilent Technologies, Inc. ("ATI") which in turn will be owned 100 per cent. legally and beneficially by HP, thereafter HP will own between 80 to 85 per cent. of ATI and cease to own any ATI share by May 2000. ATE is or will be the legal and beneficial owner of 30 per cent. of the issued shares in the capital of the Borrower.

(C) Each of the Shareholders (as defined below) (after giving due consideration to the terms and conditions of the Credit Agreement and satisfying itself that there are reasonable grounds for believing that the entry into by it of this Agreement will benefit it) has agreed to enter into this Agreement and give the undertakings provided in this Agreement in consideration of the Guarantor Banks making available to the Borrower the guarantee facility referred to in Recital (A) above and the Lending Banks making available to the Borrower the term loan facility referred to in Recital (A) above.

     I T  I S  A G R E E D  as follows:-

1.   INTERPRETATION

(A) Definitions: In this Agreement, except to the extent that the context requires otherwise:-

     "Agent" includes its successors in title and assigns and any company with which it may amalgamate and all other persons for the time being the agent for the Banks under this Agreement;

     "ATI Entities" means ATI or any corporation which is at least 99 per cent. owned (whether directly or indirectly) by ATI;

     "Banks" means the Guarantor Banks and the Lending Banks (and includes their respective successors and assigns);

     "Completion" means the physical completion of the Plant (which shall be evidenced by the grant of the temporary occupation permit for the Plant pursuant to the Building Control Act, Chapter 29 of Singapore) and the commencement of commercial production by the Plant (which shall be the date on which the Plant achieves a production rate of an aggregate of 2,000 wafers start per month);

     "Discharge Date" means the date on which the Senior Indebtedness has been discharged in full and on which the Borrower and the Shareholders cease to be under any liability to the Agent and the Banks under or in connection with the Financing Documents;

     "Equity Commitment Percentage" means:-

     (1) in relation to CSM, 51/100;

     (2) in relation to EDBI, 19/100; and

     (3) in relation to ATE, 30/100;

     "Excluded Transaction" means any genuine and good faith commercial transaction entered into between the Borrower and any one or more of the Shareholders which is not primarily financial in nature and is contemplated under the Joint Venture Agreement;

     "First Supplemental Agreement" means the first supplemental agreement dated 14th December, 1998 between the parties to the Credit Agreement, being supplemental to the Credit Agreement;

     "Information Pack" means the HP/Agilent Re-structuring Information Pack, substantially in the form of the Appendix;

     "Joint Venture Agreement" has the meaning ascribed to it in Clause 1(A) of the Credit Agreement;

     "Scheduled Completion Date" means 31st December, 2000;

     "Second Supplemental Agreement" means the second supplemental agreement dated 4th November, 1999 between the parties to the Credit Agreement, being supplemental to the Credit Agreement as supplemented by the First Supplemental Agreement;

     "Senior Indebtedness" means all sums (whether principal, interest, fee or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Agent and/or the Banks (or any of them), whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge under or pursuant to, any of the Financing Documents (which, for your avoidance of doubt, excludes the Phase 2 Financing Documents (as defined in the Trust Deed));

     "Shareholder Funding" means:-

     (1) subscription moneys paid by any Shareholder for shares in the Borrower for which that Shareholder has subscribed (and which have not been returned to that Shareholder); or

     (2) loans made by any Shareholder to the Borrower which are subordinated to the Senior Indebtedness in accordance with this Agreement;

     "Shareholders" means ATE, CSM and EDBI (and includes their respective successors and permitted assignees and transferees);

     "Subordinated Indebtedness" means all sums made or to be made available by the Shareholders (or any of them) to the Borrower under or in connection with this Agreement (including, without limitation, under Clause 2);

     "Termination Date" means, in relation to a Shareholder, the earlier of (1) the date on which that Shareholder has fulfilled all its obligations under Clause 2(A) and (2) the date on which all Shareholder Funding provided by it, if any, in accordance with this Agreement has been converted into shares in the capital of the Borrower;

     "Third Supplemental Agreement" means the third supplemental agreement dated [ ], 2000 between the parties to the Credit Agreement, being supplemental to the Credit Agreement as supplemented by the First Supplemental Agreement and the Second Supplemental Agreement;

     "Total Indebtedness" means, at any particular time, all sums (whether principal, interest, fee or otherwise) which are then due from or owing by the Borrower to the Agent and the Banks, whether actually or contingently, under or in connection with, any of the Financing Documents (which, for the avoidance of doubt, excludes the Phase 2 Financing Documents (as defined in the Trust Deed)) to which the Borrower is a party; and

     "Trust Deed" means the trust deed dated 28th September, 2000 made between
     (1) the Borrower and (2) the Security Trustee.

(B) Construction: All terms and references used in this Agreement and which are defined or construed in the Credit Agreement but are not defined or construed in this Agreement shall have the same meaning and construction in this Agreement. The provisions of Clause 1(C) of the Credit Agreement shall apply to this Agreement as though they are set out in full in this Agreement (mutatis mutandis) except that references to the Credit Agreement are to be construed as references to this Agreement. All references in this Agreement to a

Financing Document include that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) Miscellaneous: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. References to "Clauses" are to be construed as references to the clauses of this Agreement. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.

2.   UNDERTAKINGS BY SHAREHOLDERS

(A) Shareholders Support: In consideration of the Guarantor Banks agreeing, at the request of the Shareholders, to make available to the Borrower the guarantee facility referred to in Recital (A) above and the Lending Banks agreeing, at the request of the Shareholders, to make available to the Borrower the term loan facility referred to in Recital (A) above and/or the Banks (or any of them) acting under or in connection with the Credit Agreement:-

     (1) Completion Guarantee: (a) subject to sub-paragraph (c) below, (i) each Shareholder agrees to procure that the Borrower will not abandon the Project and to procure that Completion is achieved by not later than the Scheduled Completion Date and (ii) each Shareholder shall indemnify each Bank and keep each Bank indemnified against any losses, damages, liabilities, costs and expenses (including, without limitation, legal costs on a full indemnity basis) suffered by that Bank if Completion is not achieved by the Scheduled Completion Date and which would not have been suffered if Completion had been so achieved;

          (b) each Shareholder agrees to undertake such expenditures as are required in order to ensure its compliance with the provisions of sub-paragraph (a) above and agrees to take all steps necessary to ensure that Completion is achieved by not later than the Scheduled Completion Date (provided that, without prejudice to the obligations of the Shareholders under sub-paragraph (a)(ii) above or any other provision of this Agreement, the aggregate amount of the expenditures by the Shareholders under sub-paragraphs (a)(i) and (b) at any time shall not exceed the difference between S$720,000,000 and the aggregate amount of Shareholding Funding provided by the Shareholders immediately prior to that time); and

          (c) any payment obligation of a Shareholder arising under sub-paragraph (a) or (b) above shall be limited to that Shareholder's Equity Commitment Percentage of the total amount payable by the Shareholders provided always that the maximum aggregate liability of the Shareholders at any time under sub-paragraph (a)(ii) above shall not exceed the Total Indebtedness at that time;

     (2) Equity Support: if, on 31st December, 2001, the ratio of the Borrowings of the Borrower to its Net Worth is in excess of 2.6:1, each Shareholder shall (without demand by the Borrower, the Agent or any Bank) severally provide Shareholder Funding to the Borrower within 14 days after that date in an amount equal to its Equity Commitment Percentage of the difference between (a) S$720,000,000 and (b) the aggregate amount of Shareholder Funding immediately prior to the provision of Shareholder Funding by that Shareholder on that date; and

     (3) DSCR: if, on any Calculation Date, there is a breach by the Borrower of its obligations under Clause 16(16)(a) or Clause 16(16)(b) of the Credit Agreement, each Shareholder shall (without demand by the Borrower, the Agent or any Bank) severally provide Shareholder Funding to the Borrower on that Calculation Date in an amount equal to its Equity Commitment Percentage of the lower of (a) the amount (as determined by the Agent) to enable the Borrower to meet any shortfall in its ability to meet all payments referred to in component "B" of the definition of DSCR falling due during the next succeeding Calculation Period commencing on that Calculation Date and (b) the difference between (i) S$720,000,000 and (ii) the aggregate amount of Shareholder Funding immediately prior to the provision of Shareholder Funding by that Shareholder on that Calculation Date.

(B) Obligations Unconditional: The obligations of the Shareholders under this Clause are unconditional and absolute, irrespective of (1) any event, however fundamental, outside the control of the Borrower or any Shareholder or any other person preventing the Borrower from achieving Completion by the Scheduled Completion Date, (2) any winding-up, liquidation or dissolution of the Borrower,
(3) any Event of Default or action taken by the Agent or any Bank under the Financing Documents or any enforcement of any security constituted by any Financing Document, (4) whether the Project or the business of the Borrower is being carried on by any receiver, judicial manager or other person and (5) any other circumstances whatsoever.

(C) Subscription Procedures: (1) The Borrower and each Shareholder shall do all such things as may be necessary on their part for the provision of Shareholder Funding required pursuant to this Agreement.

     (2) If for any reason whatsoever (including, without limitation, the winding-up, liquidation or dissolution of the Borrower or failure of the Borrower to issue shares or to accept payment), a Shareholder does not or cannot provide Shareholder Funding, that Shareholder will nevertheless, at such times as are specified in this Clause, pay to the Borrower the amount it would otherwise have been obliged to pay by way of Shareholder Funding, which shall be deemed to discharge its obligation to provide that Shareholder Funding.

     (3) If a Shareholder makes a payment under paragraph (2), the Borrower will be liable (on the same terms and conditions) to that Shareholder for the amount of the payment as if it had constituted Shareholder Funding by way of subscription moneys for shares or subordinated loans (as appropriate).

(D) Subordinated Loans: If the Shareholders' obligations under this Clause are fulfilled by means of loans to the Borrower (whether from any of or all the Shareholders or from some other party), each of the Borrower and the Shareholders agrees that such loans shall:-

     (1)  be unsecured;

     (2) not be subject to any payment of interest until after the Discharge Date (although interest may accrue on it prior to the Discharge Date); and

     (3) be subordinated to the Senior Indebtedness in the manner set out in this Agreement (Provided that, notwithstanding anything to the contrary contained in this Agreement, the aggregate amount of such loans which shall be subordinated to the Senior Indebtedness in the manner set out in this Agreement shall not exceed the difference between S$720,000,000 and the aggregate amount of Shareholding Funding provided by the Shareholders by way of subscription moneys for shares).

3.   SUBORDINATION

(A) Subordination: The Shareholders and the Borrower hereby agree with and undertake to the Agent and each of the Banks that, notwithstanding anything to the contrary contained in any agreement or other document constituting or evidencing the Subordinated Indebtedness, before the Discharge Date the Subordinated Indebtedness and the rights and claims of the Shareholders in relation to the Subordinated Indebtedness are subordinated to the Senior Indebtedness and the respective rights and claims of the Banks in relation to the Senior Indebtedness and accordingly, subject as provided in this Agreement, payments of any amount of the Subordinated Indebtedness (whether in the event of the winding-up, liquidation or dissolution of the Borrower or otherwise) are conditional upon all of the Senior Indebtedness having first been fully satisfied and discharged and no payment of any amount of the Subordinated Indebtedness which, but for this Agreement, would otherwise fall due for payment will fall so due, and instead such payment will fall due only if and when the Senior Indebtedness has been fully satisfied and discharged and, if the Subordinated Indebtedness or any part thereof is paid by or on behalf of the Borrower to any Shareholder, that payment shall be forthwith paid over by that Shareholder to the Agent.

(B) Turnover: Without prejudice to the provisions of sub-Clause (A) above, if any amount of Subordinated Indebtedness is discharged or purported to be discharged by payment, repayment, prepayment, set-off or in any other manner in contravention of sub-Clause (A) above or Clause 4 (and, for the avoidance of doubt, any payment of consideration, discount or benefit given or credit terms granted under any of the Excluded Transactions shall be deemed not to be a discharge or purported discharge of any part of the Subordinated Indebtedness), the relevant Shareholder shall:-

     (1) (if the Shareholder actually receives the amount discharged or purported to be discharged) immediately pay it to the Agent for application towards the Senior Indebtedness; and

     (2) (if the Shareholder does not, as a result of discharge by set-off or otherwise, actually receive the amount discharged or purported to be discharged) pay to the Agent an amount equal to that discharged or purported to be discharged.

(C) Application: Any amount received by the Agent from any of the Shareholders, or any person on its behalf, under sub-Clause (A) or (B) above shall be applied in the following manner and order:-

     (1) first, in or towards payment of any costs, charges and expenses incurred by the Agent then due and payable under this Agreement and the other Financing Documents;

     (2) secondly, in or towards payment of the Senior Indebtedness (and in the event that such sums are insufficient to satisfy in full the Senior Indebtedness, such sums shall be paid to the Banks in proportion to their respective shares of the Senior Indebtedness at the time of payment); and

     (3) thirdly, in payment of any surplus to that Shareholder or any other person lawfully entitled thereto.

4.   AGREEMENT BY BORROWER AND SHAREHOLDERS

(A) By Borrower: The Borrower agrees and undertakes that prior to the Discharge Date, it shall not, without the prior consent in writing of the Agent and the Banks:-

     (1) make any loans or advances, whether directly or indirectly, to any of the Shareholders or provide any guarantee, indemnity or security for or in connection with any indebtedness or liabilities of any of the Shareholders or otherwise enter into any transactions with any of the Shareholders other than (a) any transaction on arm's length commercial terms and for valuable consideration or (b) any Excluded Transaction;

     (2)  secure all or any part of the Subordinated Indebtedness;

     (3) redeem, purchase or otherwise acquire any of the Subordinated Indebtedness;

     (4) repay or prepay any, or pay any interest, fees or commissions (but without prejudice to accrual thereof) on, or by reference to, any of the Subordinated Indebtedness otherwise than in accordance with the terms of this Agreement; or

     (5) take or omit to take any action whereby the subordination of the Subordinated Indebtedness or any part thereof to the Senior Indebtedness may be terminated, impaired or adversely affected.

(B) By Shareholders: Except as otherwise expressly provided in this Agreement, none of the Shareholders shall, without the prior consent in writing of the Agent and the Banks, prior to the Discharge Date:-

     (1) ask, demand, sue for, take or receive, directly or indirectly, whether by exercise of set-off, counterclaim or in any other manner, or recover or enforce payment of any Subordinated Indebtedness (provided that, for the avoidance of doubt, nothing under this paragraph (1) shall prohibit any asking, demand, suit for, taking or receipt, or recovery or enforcement of, any payment due by the Borrower under any of the Excluded Transactions);

     (2) take any security from the Borrower or any other person in respect of any Subordinated Indebtedness and any security taken notwithstanding the undertaking in this paragraph (2) shall be held by the relevant Shareholder in trust for the Agent;

     (3) make or enforce any claim or right against the Borrower or prove in competition with the Agent or any Bank in respect of the performance of any obligation under this Agreement;

     (4) assign, transfer, sell, charge or purport to assign, transfer, sell, charge or otherwise dispose or purport to dispose of the whole or any part of or any interest in any rights which it may from time to time and for the time being have against the Borrower in respect of the Subordinated Indebtedness; or

     (5) take or omit to take any action whereby the subordination of the Subordinated Indebtedness or any part thereof to the Senior Indebtedness may be terminated, impaired or adversely affected.

5.   REPRESENTATIONS AND WARRANTIES

(A) By Shareholders: Each of the Shareholders severally represents and warrants to and for the benefit of the Agent and each of the Banks in relation to itself that:-

     (1) Status: it is a company duly incorporated and validly existing under the laws of Singapore (in the case of CSM and EDBI) or the Netherlands (in the case of ATE), and has the power and authority to own its assets and to conduct the business which it conducts and/or proposes to conduct;

     (2) Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under this Agreement;

     (3) Authorisations and Consents: all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, (b) to ensure that those obligations are valid, legally binding and enforceable, and (c) to make this Agreement admissible in evidence in the courts of Singapore and the Netherlands have been taken, fulfilled and done;

     (4) Non-Violation of Laws: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, or exceed any power or restriction granted or imposed by, (a) any law to which it is subject or (b) its Memorandum and Articles of Association;

     (5) Obligations Binding: its obligations under this Agreement are valid, binding and enforceable;

     (6) Non-Violation of Other Agreements: its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, to an extent or in a manner which has or will have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets;

     (7) Litigation: no litigation, arbitration or administrative proceeding is current or pending (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Agreement or (b) which has or will have a material adverse effect on it;

     (8) Winding-up: no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them;

     (9) No Default: as far as it is aware after having made all due and proper enquiries, no Event of Default has occurred and is continuing, and it is not in breach of or default under any agreement to an extent or in a manner which has or will have a material adverse effect on it; and

     (10) Repetition: each of the above representations and warranties will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

(B) By CSM: CSM further represents and warrants to and for the benefit of the Agent and each of the Banks that:-

     (1) Shareholding: CSM is (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower and Singapore Technologies Pte Ltd is (either directly or through any one of more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of CSM;

     (2) Accounts: its audited accounts and consolidated accounts (if any) as at 31st December, 1996 and for the financial year then ended and as delivered to the Agent (with copies of the reports and approvals referred to in (a) below):-

          (a) include such financial statements as are required by the laws of Singapore and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in the United States of America and consistently applied and in accordance with the laws of Singapore and its Memorandum and Articles of Association (or other constitutive documents);

          (b) together with those notes, give a true and fair view of its state of affairs and financial condition and operations (or, in the case of consolidated accounts, the consolidated state of affairs and financial condition and operations of CSM and its subsidiaries) as at that date and for the financial year then ended; and

          (c) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in the United States of America disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date;

     (3) No Material Adverse Change: there has been no material adverse change in its financial condition or operations since 31st December, 1997 nor in the consolidated financial condition or operations of it and its subsidiaries since that date; and

     (4) Repetition: the representation and warranty in paragraph (1) will be correct and complied with in all respects so long as any sum remains to be lent or remains payable under the Credit Agreement as if repeated then by reference to the then existing circumstances and each of the representations and warranties in paragraphs (2) and (3) will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

(C) By EDBI: EDBI further represents and warrants to and for the benefit of the Agent and each of the Banks that EDBI is, on the date of this Agreement, the legal and beneficial owner of not less than 19 per cent. of the issued share capital of the Borrower.

(D) By ATE: ATE further represents and warrants and for the benefit of the Agent and each of the Banks that:-

     (1) Shareholding: ATE has an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower and ATI (either directly or through any one or more of its subsidiaries in which it owns not less than 95 per cent. of the issued share capital of that subsidiary) has an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower for a period of not less than four years from the date of the Joint Venture Agreement;

     (2) Information Pack: at 13th October, 1999, the information in the Information Pack relating to, and provided by, ATI was true, complete and accurate in all material respects;

     (3) No Material Adverse Change: there has been no material adverse change in the financial condition or operations of ATI since 13th October, 1999; and

     (4) Repetition: the representation and warranty in paragraph (1) will be correct and complied with in all respects so long as any sum remains to be lent or remains payable under the Credit Agreement as if repeated then by reference to the then existing circumstances and the representation and warranty in paragraph (2) will be correct and complied with in all material respects at all times up to the Termination Date as if repeated then by reference to the then existing circumstances.

6.   UNDERTAKINGS

(A) By Shareholders: (1) Each of the Shareholders severally undertakes that, at all times prior to the Termination Date:-

     (a) Litigation: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks details of any litigation, arbitration or administrative proceeding which, if to its knowledge had been current or pending at the date of this Agreement, would have rendered the representation and warranty in Clause 5(A)(7) incorrect;

     (b) Other Information: it will, as soon as reasonably practicable, deliver to the Agent for distribution to the Banks such other information relating to its financial condition or business of it as the Agent (or any Bank through the Agent) may from time to time reasonably require (except for information of a proprietary nature or which is reasonably regarded by it as confidential); and

     (c) Further Assurance: it will from time to time on reasonable request by the Agent acting on the instructions of the Majority Banks do or procure the doing of all such acts and will execute or procure the execution of all such documents as may be reasonably necessary for giving full effect to this Agreement or securing to the Agent and the Banks the full benefits of all rights, powers and remedies conferred upon the Agent and the Banks in this Agreement.

     (2) Each of the Shareholders severally undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement:-

          (a) No Winding-up: it will not propose or vote in favour of any resolution for the winding-up, liquidation or dissolution of the Borrower; and

          (b) Dividends: it will exercise all voting rights attaching to the shares in the capital of the Borrower for the time being held by it so as to ensure that the Borrower does not declare or pay any dividend otherwise then in accordance with Clause 16(13) of the Credit Agreement.

(B) By CSM: (1) CSM further undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement, it will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of the Borrower and Singapore Technologies Pte Ltd will be (either directly or through any one or more of its wholly-owned subsidiaries) the legal and beneficial owner of at least 51 per cent. of the issued share capital of CSM.

     (2) CSM further undertakes that, at all times prior to the Termination Date, it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver to the Agent enough copies for the Banks of its audited accounts (both consolidated and unconsolidated) as at the end of and for that financial year.

(C) By EDBI: EDBI further undertakes that, at all times prior to the Termination Date, it will deliver to the Agent as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), enough copies for the Banks of a statement as to its share capital and reserves as at the end of and for that financial year.

(D) By ATE: (1) ATE further undertakes that, so long as any sum remains to be lent or remains payable under the Credit Agreement, ATI (either directly or through one or more of its subsidiaries in which it owns not less than 95 per cent. of the issued share capital of that subsidiary) will have an effective shareholding in not less than 30 per cent. of the issued share capital of the Borrower for a period of not less than four years from the date of the Joint Venture Agreement.

     (2)  ATE further undertakes that, at all times prior to the Termination
          Date:-

          (a) Preparation of Accounts: it will ensure that all accounts of ATI to be delivered by it under this Agreement are prepared in such manner that they will:-

               (i) include such financial statements as are required by the laws of the United States of America and, save as stated in the notes thereto, were prepared, audited, examined, reported on and approved in accordance with accounting principles and practices generally accepted in the United States of America consistently applied and in accordance with the laws of the United States of America and its Memorandum and Articles of Association (or other constitutive documents);

               (ii) together with those notes, give a true and fair view of its state of affairs and financial condition and operations (or, in the case of consolidated accounts, the consolidated state of affairs and financial condition and operations of ATI and its subsidiaries) as at that date and for the financial year then ended; and

               (iii) together with those notes and to the extent required by accounting principles, standards and practices generally accepted in the United States of America disclose or reserve against all liabilities (contingent or otherwise) of the relevant person(s) as at that date and all material unrealised or anticipated losses from any commitment entered into by the relevant person(s) and which existed on that date; and

          (b) it will, as soon as available and in any event within 180 days after the end of each of its financial years (beginning with the current one), deliver, or cause to be delivered, to the Agent enough copies for the Banks (on the basis of one copy for each Bank) of the published annual report of ATI as at the end of and for that financial year.

7.        PAYMENTS

(A) Taxes: (1) All sums payable by the Shareholders under this Agreement shall be paid (1) free of any restriction or condition, (2) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (3) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

     (2) If any of the Shareholders or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, that Shareholder under this Agreement, that Shareholder shall pay such additional amount as is necessary to ensure that the Agent or, as the case may be, the Bank to which that sum is due, receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

     (3) If any of the Shareholders or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Agent or, as the case may be, any of the Banks from that Shareholder under this Agreement (except for a payment by the Agent or a Bank of tax on its own overall net income), that Shareholder shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Agent or any Bank, shall reimburse it on demand for the amount paid by it.

     (4) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (3) above to pay, the relevant Shareholder shall deliver to the Agent evidence reasonably satisfactory to the Agent or, as the case may be, the relevant Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

     (5) As soon as any of the Shareholders is aware that any such deduction, withholding or payment is required (or any change in any such requirement), that Shareholder shall notify the Agent.

(B) Goods and Services Tax: Each of the Shareholders shall also pay to the Agent and each Bank on demand, in addition to any amount payable by that Shareholder under this Agreement, any goods and services, value added or other similar tax payable in respect of that amount (and any reference in this Agreement to that amount shall be deemed to include any such taxes payable in addition to it).

(C)       Refund of Tax Credits: If:-

          (1) any Shareholder makes a payment under sub-Clause (A)(2) or (3) (a "Tax Payment") in respect of a payment to a Bank under this Agreement; and

          (2) that bank determines in its absolute discretion that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Bank in its absolute discretion is able to identify as attributable to that Tax Payment, then, if in its absolute discretion it can do so without any adverse consequences for that Bank, that Bank shall reimburse that Shareholder such amount as that Bank in its absolute discretion determines to be such proportion of that Tax Credit as will leave that Bank (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. A Bank shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this sub-Clause (C) (and, if so, what amount and when). No Bank shall be obliged to disclose any information regarding its tax affairs and computations.

(D) Currency Indemnity: (1) Any amount received or recovered by the Agent or any Bank in respect of any sum expressed to be due to it from any Shareholder under or in connection with this Agreement in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Agreement (such currency being referred to as the "Currency of Account") whether as a result of, or of the enforcement of, a judgment or order of a court or tribunal of any jurisdiction, in the winding-up of that Shareholder or otherwise, shall only constitute a discharge to that Shareholder to the extent of the amount in the Currency of Account which the recipient is able, in accordance with its usual practice, to purchase with the amount of the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

     (2) If that amount in the Currency of Account is less than the amount of the Currency of Account due to the recipient under or in connection with this Agreement, that Shareholder shall indemnify it against any loss sustained by it as a result. In any event, that Shareholder shall indemnify the recipient against the cost of making any such purchase. For the purpose of this sub-Clause
(D), it will be sufficient for the recipient to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

     (3) Each of the indemnities in this sub-Clause (D) constitutes a separate and independent obligation from the other obligations in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Agent, any Arranger and/or any Bank and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Agreement or any other judgment or order.

8.        NATURE OF RIGHTS AND OBLIGATIONS

(A) No Release: The obligations of the Shareholders under this Agreement (excluding, for the avoidance of doubt, any obligation of the Shareholders under this Agreement which has been discharged) shall not be discharged, impaired or otherwise affected by any act, omission, matter or thing which, but for this sub-Clause (A), may operate to release or otherwise exonerate any of the Shareholders from its obligations under this Agreement in whole or in part, including without limitation and whether or not known to it or any other person:-

          (1)  any variation in or to the Project;

          (2) any time, indulgence, concession waiver or consent at any time given by the Agent and/or any of the Banks in respect of the Senior Indebtedness or any part thereof or to the Borrower, any Shareholder or any other person;

          (3) any amendment or supplement to any provision of any Financing Document or any other agreement, security, guarantee or indemnity;

          (4) the making or the absence of any demand on the Borrower, any Shareholder or any other person for payment;

          (5) the enforcement or absence of enforcement of or release of any of the Financing Documents or any other agreement, security, guarantee or indemnity held in respect of the Senior Indebtedness;

          (6) the winding-up, insolvency, bankruptcy, amalgamation, reconstruction or reorganisation of the Borrower, any Shareholder or any other person;

          (7) the illegality, invalidity or unenforceability of or any defect in any provision of any Financing Document or any other agreement, security, guarantee or indemnity or any of the obligations of the Borrower, any Shareholder or any other person thereunder, whether on the grounds of ultra vires, not being in the interests of the Borrower or any other person, not having been duly authorised, executed or delivered by the Borrower or any other person or for any reason whatsoever; or

          (8) any other act, event or omission which but for this provision would or might operate to impair or discharge the obligations of any Shareholder under this Agreement.

(B) Continuing Obligations: The obligations of the Shareholders and the Borrower under this Agreement are continuing obligations, will not be discharged by any intermediate payment and will remain in full force and effect until the obligations have been fulfilled (for the avoidance of doubt, nothing in this sub-Clause (B) shall affect any obligations of the Borrower or any Shareholder which has been discharged by the due and proper performance by the Borrower or such Shareholder of such obligations).

(C) Reinstatement: (1) Any settlement or discharge between the Agent or any of the Banks and any of the Shareholders shall be conditional upon no security or payment to the Agent or such Bank by the Borrower or any other person being avoided or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or winding-up for the time being in force or by virtue of any obligation to give effect to any preference or priority and the Agent or such Bank (as the case may be) shall be entitled to recover the value or amount of any such security or payment from that Shareholder subsequently as if such settlement or discharge had not occurred.

     (2) Without prejudice to the provisions of paragraph (1) above, where any discharge (whether in respect of the obligations of any Shareholder or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, insolvency or winding-up or otherwise without limitation, the liability of the Shareholders under this Agreement shall, unless the Agent and the Banks agree otherwise, continue as if the discharge or arrangement, as the case may be, had not occurred.

(D) Failure by Shareholder: The failure of a Shareholder or the Borrower to perform or comply with any of its obligations under this Agreement shall not release any other Shareholder or the Borrower of its obligations under this Agreement.

(E) Immediate Recourse: Each Shareholder waives any right which it may have of first requesting the Agent or any of the Banks to proceed against or enforce any other rights or security or claim payment from the Borrower, any other Shareholder or any other person before claiming from the Shareholder under this Agreement.

(F) Additional Security: This Agreement shall be in addition to and shall not in any way be prejudiced by any other security now or hereafter held by the Agent or any Bank as security for the obligations of the Borrower under the Credit Agreement.

9.   EXPENSES

(A) By Shareholders: Each of the Shareholders shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Agent and/or any of the Banks in protecting or enforcing any rights against it under this Agreement.

(B) By Borrower: The Borrower shall pay on demand all costs and expenses (including legal expenses on a full indemnity basis) reasonably incurred by the Agent and/or any of the Banks in protecting or enforcing any rights against it under this Agreement.

10.  BENEFIT OF AGREEMENT

(A) Shareholders/Borrower: The Borrower may not assign or transfer any of its rights, benefits or obligations under this Agreement. None of the Shareholders may assign or transfer any of their respective rights, benefits or obligations under this Agreement other than in the following manner and upon the following terms:-

     (1) in the case of EDBI, it may transfer all of its rights, benefits and obligations under this Agreement to any of its wholly-owned subsidiaries which has acquired all the shares owned by EDBI in the Borrower, provided that (a) the transferee shall have agreed in writing to the other parties to this Agreement to assume all the obligations of EDBI under this Agreement and (b) EDBI and the transferee shall have undertaken to the other parties to this Agreement to ensure that, in the event that the transferee ceases to be a wholly-owned subsidiary of EDBI, the transferee shall transfer all its rights, benefits and obligations under this Agreement to EDBI or a wholly-owned subsidiary of EDBI; and

     (2) in the case of ATE, it may transfer all of its rights, benefits and obligations under this Agreement to a ATI Entity (provided that, at the time of such transfer, ATI owns at least 95 per cent. of the issued share capital of such ATI Entity) which has acquired all the shares owned by ATE in the Borrower, provided that (a) such ATI Entity shall have undertaken to the other parties to this Agreement to assume all the obligations of ATE under this Agreement and (b) ATE and such ATI Entity shall have undertaken to the other parties to this Agreement to ensure that, in the event ATI ceases to own at least 95 per cent. of the issued share capital of such ATI Entity, such ATI Entity shall transfer all its rights, benefits and obligations under this Agreement to ATI, ATE or another ATI Entity (of which ATI owns at least 95 per cent. of its issued share capital).

(B) Agent/Banks: (1) Each of the Agent and the Banks may assign all or part of its rights under this Agreement without the consent of any party to any assignee or transferee under the Credit Agreement (but the assignor shall give to the Borrower prior notice of such assignment or transfer). Any such assignee shall be entitled to the full benefit of this Agreement to the same extent as if it were an original party in respect of the rights assigned to it.

     (2) None of the Shareholders and the Borrower shall be liable for any costs or expenses which may be incurred in connection with any assignment or transfer of any of the rights of the Agent or any of the Banks under this Agreement.

(C) Disclosure of Information: The Agent or any of the Banks may disclose on a confidential basis to any other party to the Financing Documents or any of its other branches or its headquarters or to an actual or potential New Lending Bank, assignee, sub-participant or the like such information about the Borrower, any Shareholder or any other person as it may think fit and may disclose to such party such information about the Borrower or any of the Shareholders with the prior consent in writing of the Borrower or, as the case may be, such Shareholder (Provided that, at any time and from time to time after the making of a declaration under Clause 17(B) of the Credit Agreement, (1) no such consent will be required for any such disclosure and (2) the Agent or the relevant Bank making any such disclosure shall, if practicable, consult with the Borrower or, as the case may be, such Shareholder prior to making any such disclosure and shall consider in good faith any request from the Borrower or, as the case may be, such Shareholder to the Agent or such Bank not to make any such disclosure or to delay making any such disclosure).

(D) Limitation on Certain Obligations: If, at the time of any assignment or transfer by a Bank, circumstances exist which would oblige any Shareholder to pay to the assignee or transfer under Clause 7(A) any sum in excess of the sum (if any) which it would have been obliged to pay to that Bank under that Clause in the absence of that assignment or transfer, that Shareholder shall not be obliged to pay that excess.

11.      WAIVERS

         No failure on the part of the Agent or any of the Banks to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).

12.      COMMUNICATIONS

(A) Addresses: Each communication under this Agreement shall be made by fax, telex or otherwise in writing. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number, telex number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agent (or, in the case of the Agent, by it to each other party) for the purpose of this Agreement. The initial fax number, telex number, address and person (if any) so designated by each party are set out against its name at the end of this Agreement.

(B) Deemed Delivery: Any communication under this Agreement shall be deemed to have been received (if sent by fax or telex) on the day of despatch or (in any other case) when left at the address required by sub-Clause (A) above or within five days after being sent by prepaid post (by airmail if to another country) addressed to it at that address.

13.             PARTIAL INVALIDITY

                The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

14.             GOVERNING LAW AND JURISDICTION

(A) Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

(B) Singapore Courts: For the benefit of the Agent and each Bank, all the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that, accordingly, any legal action or proceedings arising out of or in connection with this Agreement ("Proceedings") may be brought in those courts and each of the Borrower and the Shareholders irrevocably submits to the jurisdiction of those courts.

(C) Other Competent Jurisdiction: Nothing in this Clause shall limit the right of the Agent and/or any Bank to take Proceedings against the Borrower or any of the Shareholders in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Agent and/or any Bank from taking Proceedings in any other jurisdiction, whether concurrently or not.

(D) Venue: Each of the Borrower and the Shareholders irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

(E) Service of Process: (1) ATE irrevocably appoints Agilent Technologies Singapore Pte Ltd (now of 438, Alexandra Road, #11-01/04, Alexandra Point, Singapore 119958, Attention: The Regional Legal Counsellor) to receive, for it and on its behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent
(whether or not it is forwarded to and received by ATE). If for any reason the process agent ceases to be able to act as such or no longer has an address in Singapore, ATE irrevocably agrees to appoint a substitute process agent acceptable to the Agent, and to deliver to the Agent a copy of the new agent's acceptance of that appointment, within 30 days. Nothing shall affect the right to serve process in any other manner permitted by law.

(F) Consent to Enforcement, etc.: Each of the Borrower and the Shareholders irrevocably and generally consents in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings.

(G) Waiver of Immunity: Each of the Borrower and the Shareholders irrevocably agrees that, should the Agent or any Bank take any Proceedings anywhere (whether for an injunction, specific performance, damages or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from those Proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, any such immunity being irrevocably waived. Each of the Borrower and the Shareholders irrevocably agrees that it and its assets are, and shall be, subject to such Proceedings, attachment or execution in respect of its obligations under this Agreement.

I N   W I T N E S S   W H E R E O F  this  Agreement  has  been entered into on
the date stated at the beginning.

The Shareholders


The Common Seal of                   )
CHARTERED SEMICONDUCTOR              )
 MANUFACTURING LTD                   )
was hereunto affixed                 )
in the presence of:-                 )


                                      Director
-------------------------------------


                                      Director/Secretary
-------------------------------------


60, Woodlands Industrial Park D,
Street 2,
Singapore 738406.

Fax Number: 360 4970
Attention: Legal Department


The Common Seal of                   )
EDB INVESTMENTS PTE LTD              )
was hereunto affixed                 )
in the presence of:-                 )


                                      Director
-------------------------------------


                                      Director/Secretary
-------------------------------------

250, North Bridge Road,
#27-04, Raffles City Tower,
Singapore 179101.

Fax Number: 3362503
Attention: General Manager

Signed, Sealed and Delivered         )
by                                   )
  ----------------------------------
for and on behalf of                 )

AGILENT TECHNOLOGIES EUROPE B.V.     )
in the presence of:-                 )


Startbaan 16, 1187 XR Amstelveen - Postbus 412
1180 AK Amstelveen The
Netherlands.

with copy to:-

European Legal Counsel
Agilent Technologies Europe B.V.,
Meyrin Branch,
39, rue de Veyrot,
CH-1217 Meyrin 1/Switzerland.

Fax Number: 41 22 780 6952
Attention: The European Legal Counsel


The Borrower

The Common Seal of                   )
CHARTERED SILICON PARTNERS PTE LTD   )
was hereunto affixed                 )
in the presence of:-                 )


                                       Director
-------------------------------------


                                       Director/Secretary
-------------------------------------

60, Woodland Industrial Park D,
Street 2,
Singapore 738406.

Fax Number: 360 4970
Attention: Legal Department

The Agent

Signed, Sealed and Delivered by       )
               and                    )
               as                     )
attorneys for and on behalf of        )
ABN AMRO BANK N.V.,                   )
 SINGAPORE BRANCH                     )
in the presence of:-                  )


63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh / Ms Patricia Teo

                 I N W I T N E S S W H E R E O F this Agreement has been entered into on the date stated at the beginning.


The Borrower

CHARTERED SILICON PARTNERS PTE LTD
60, Woodlands Industrial Park D,
Street 2, Singapore 738406.

Fax Number: 360 4970
Attention: Legal Department


By:                                  Witness:
    ------------------------------            ---------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Address:
       ---------------------------            ---------------------------------



The Arrangers

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew / Ms Pauline Low


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------

BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Stefan Hattenkofer/Mr Ng Chong Inn


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------



CITIBANK, N.A., SINGAPORE
5, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 225 1584
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Ms Chow Wan Thonh


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre, Singapore
048616.

Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



THE SUMITOMO BANK, LIMITED,
6, Shenton Way, #27-08,
DBS Tower Two, Singapore
068809.

Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention: Mr Koichi Inagaki/Mr Kazushige Goto


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

Guarantor Banks

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------



BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Stefan Hattenkofer/Mr Ng Chong Inn


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------

CITIBANK, N.A., SINGAPORE
5, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 225 1584
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Ms Chow Wan Thonh


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre, Singapore
048616.

Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.

Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention: Mr Koichi Inagaki/Mr Kazushige Goto/


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



THE SANWA BANK LIMITED,
 SINGAPORE BRANCH
6, Raffles Quay, #24-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 4636
Telex Number: RS 28573
Attention: Ms Loh Soh Wah/Mr Lim Wee Hian


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
           Mr Gan Boon Seng (Corporate Finance Department)


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



DANSKE BANK A/S
(formerly known as DEN DANSKE BANK AKTIESELSKAB,
 SINGAPORE BRANCH)
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.

Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jesper Larsen/Ms Maureen Wee


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------

The Lending Banks

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------



BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Stefan Hattenkofer/Mr Ng Chong Inn


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------

CITIBANK, N.A., SINGAPORE
5, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 225 1584/426 8959
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Ms Chow Wan Thonh


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre, Singapore
048616.

Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.

Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention: Mr Koichi Inagaki/Mr Kazushige Goto/


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------



THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
           Mr Gan Boon Seng (Corporate Finance Department)


By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

DANSKE BANK A/S
(formerly known as DEN DANSKE BANK AKTIESELSKAB,
 SINGAPORE BRANCH)
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.

Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jesper Larsen/Ms Maureen Wee


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------



The Agent

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh / Ms Patricia Teo


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------

The Security Trustee


ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh / Ms Patricia Teo


By:                                  By:
    ------------------------------       --------------------------------------

Name:                                Name:
      ----------------------------         ------------------------------------

Title:                               Title:
       ---------------------------          -----------------------------------

                  I N W I T N E S S W H E R E O F this Supplemental Agreement has been entered into on the date stated at the beginning.

The Borrower

CHARTERED SILICON PARTNERS PTE LTD
60, Woodlands Industrial Park D,
Street 2, Singapore 738406.

Fax Number: 360 4970
Attention: Legal Department


By:      Sd. Chia Song Hwee          Witness:     Sd. Patricia Yong
    ------------------------------            ---------------------------------

Name:    Chia Song Hwee              Name:        Patricia Yong
      ----------------------------         ------------------------------------

Title:   Director                    Address:     c/o 60, Woodlands Industrial
       ---------------------------            ---------------------------------

                                                  Park D, Street 2,
                                              ---------------------------------

                                                  Singapore 738406
                                              ---------------------------------



The Arrangers

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:      Sd. Samantha Chew           By:     Sd. Chan Peng Fun
    ------------------------------       --------------------------------------

Name:    Samantha Chew               Name:   Chan Peng Fun
      ----------------------------         ------------------------------------

Title:   Vice President              Title:  Vice President
       ---------------------------          -----------------------------------

BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Stefan Hattenkofer/Mr Ng Chong Inn


By:      Sd. Michael Giang           By:      Sd. Ng Chong Inn
    ------------------------------       ---------------------------------------

Name:    Michael Giang               Name:    Ng Chong Inn
      ----------------------------         -------------------------------------

Title:   Assistant Vice President    Title:   Vice President
       ---------------------------          ------------------------------------



CITIBANK, N.A., SINGAPORE
5, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 225 1584
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Ms Chow Wan Thonh


By:      Sd. Agnes Liew
    ------------------------------

Name:    Agnes Liew
      ----------------------------

Title:   Managing Director
       ---------------------------

OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre, Singapore
048616.

Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee


By:      Sd. Glen Yuen
    ------------------------------

Name:    Glen Yuen
      ----------------------------

Title:   Senior Vice President
       ---------------------------



THE SUMITOMO BANK, LIMITED
6, Shenton Way, #27-08,
DBS Tower Two, Singapore
068809.

Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention: Mr Koichi Inagaki/Mr Kazushige Goto


By:      Sd. Osamu Nakano
    ------------------------------

Name:    Osamu Nakano
      ----------------------------

Title:   Joint General Manager
       ---------------------------

Guarantor Banks

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:      Sd. Samantha Chew           By:      Sd. Chan Peng Fun
    ------------------------------       --------------------------------------

Name:    Samantha Chew               Name:    Chan Peng Fun
      ----------------------------         ------------------------------------

Title:   Vice President              Title:   Vice President
       ---------------------------          -----------------------------------



BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Stefan Hattenkofer/Mr Ng Chong Inn


By:      Sd. Michael Giang           By:      Sd. Ng Chong Inn
    ------------------------------       --------------------------------------

Name:    Michael Giang               Name:    Ng Chong Inn
      ----------------------------         ------------------------------------

Title:   Assistant Vice President    Title:   Vice President
       ---------------------------          -----------------------------------

CITIBANK, N.A., SINGAPORE
5, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 225 1584
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Ms Chow Wan Thonh


By:      Sd. Agnes Liew
    ------------------------------

Name:    Agnes Liew
      ----------------------------

Title:   Managing Director
       ---------------------------



OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre, Singapore
048616.

Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee


By:      Sd. Glen Yuen
    ------------------------------

Name:    Glen Yuen
      ----------------------------

Title:   Senior Vice President
       ---------------------------

THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.

Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention: Mr Koichi Inagaki/Mr Kazushige Goto


By:      Sd. Osamu Nakano
    ------------------------------

Name:    Osamu Nakano
      ----------------------------

Title:   Joint General Manager
       ---------------------------



THE SANWA BANK LIMITED,
 SINGAPORE BRANCH
6, Raffles Quay, #24-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 4636
Telex Number: RS 28573
Attention: Ms Loh Soh Wah/Mr Lim Wee Hian



By:      Sd. Ong Say Chong
    ------------------------------

Name:    Ong Say Chong
      ----------------------------

Title:   Assistant General Manager
       ----------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
           Mr Gan Boon Seng (Corporate Finance Department)


By:      Sd. Masakatsu Fukai
    ------------------------------

Name:    Masakatsu Fukai
      ----------------------------

Title:   Deputy General Manager
       ---------------------------



DANSKE BANK A/S
(formerly known as DEN DANSKE BANK AKTIESELSKAB,
 SINGAPORE BRANCH)
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.

Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jesper Larsen/Ms Maureen Wee


By:      Sd. Jesper Larsen
    ------------------------------

Name:    Jesper Larsen
      ----------------------------

Title:   Manager
       ---------------------------

The Lending Banks

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Telex Number: RS 24396
Attention: Ms Samantha Chew/Ms Pauline Low


By:      Sd. Samantha Chew            By:      Sd. Chan Peng Fun
    ------------------------------        -------------------------------------

Name:    Samantha Chew                Name:    Chan Peng Fun
      ----------------------------          -----------------------------------

Title:   Vice President               Title:   Vice President
       ---------------------------           ----------------------------------



BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Telex Number: RS 21445 BAYSIN
Attention: Mr Stefan Hattenkofer/Mr Ng Chong Inn


By:      Sd. Michael Giang            By:      Sd. Ng Chong Inn
    ------------------------------        --------------------------------------

Name:    Michael Giang                Name:    Ng Chong Inn
      ----------------------------          ------------------------------------

Title:   Assistant Vice President     Title:   Vice President
       ---------------------------           -----------------------------------

CITIBANK, N.A., SINGAPORE
5, Shenton Way, #37-03,
UIC Building, Singapore 068808.

Fax Number: 225 1584/426 8959
Telex Number: RS 24584 CITBANK
Attention: Mr Bill Chua/Ms Chow Wan Thonh


By:      Sd. Agnes Liew
    ------------------------------

Name:    Agnes Liew
      ----------------------------

Title:   Managing Director
       ---------------------------



OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre, Singapore
048616.

Fax Number: 532 2686/538 2449
Telex Number: RS 23916
Attention: Mr Jeffrey Ling/Ms Seah Siew Kee


By:      Sd. Glen Yuen
    ------------------------------

Name:    Glen Yuen
      ----------------------------

Title:   Senior Vice President
       ---------------------------

THE SUMITOMO BANK, LIMITED,
 SINGAPORE BRANCH
6, Shenton Way, #27-08,
DBS Tower Two,
Singapore 068809.

Fax Number: 225 9647
Telex Number: RS 21656 SUMITBK
Attention: Mr Koichi Inagaki/Mr Kazushige Goto



By:      Sd. Osamu Nakano
    ------------------------------

Name:    Osamu Nakano
      ----------------------------

Title:   Joint General Manager
       ---------------------------



THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 538 8083
Telex Number: RS 24363
Attention: Ms Beatrice Chan (Loan Administration Department)/
           Mr Gan Boon Seng (Corporate Finance Department)


By:      Sd. Masakatsu Fukai
    ------------------------------

Name:    Masakatsu Fukai
      ----------------------------

Title:   Deputy General Manager
       --------------------------

DANSKE BANK A/S
(formerly known as DEN DANSKE BANK AKTIESELSKAB,
 SINGAPORE BRANCH)
50, Raffles Place, #24-01,
Singapore Land Tower,
Singapore 048623.

Fax Number: 224 3320
Telex Number: 28030 DDBSIN
Attention: Mr Jesper Larsen/Ms Maureen Wee


By:      Sd. Jesper Larsen
    ------------------------------

Name:    Jesper Larsen
      ----------------------------

Title:   Manager
       ---------------------------



The Agent

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh / Ms Patricia Teo


By:      Sd. Samantha Chew            By:      Sd. Chan Peng Fun
    ------------------------------        --------------------------------------

Name:    Samantha Chew                Name:    Chan Peng Fun
      ----------------------------          ------------------------------------

Title:   Vice President               Title:   Vice President
       ---------------------------           -----------------------------------

The Security Trustee

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 536 7816
Telex Number: RS 24396
Attention: Ms Sally Loh/Ms Patricia Teo


By:      Sd. Samantha Chew           By:      Sd. Chan Peng Fun
    ------------------------------       ---------------------------------------

Name:    Samantha Chew               Name:    Chan Peng Fun
      ----------------------------         -------------------------------------

Title:   Vice President              Title:   Vice President
       ---------------------------          ------------------------------------